September 30, 2001


Annual Report


[BERGER FUNDS LOGO]


BERGER GROWTH FUND
BERGER LARGE CAP GROWTH FUND
BERGER MID CAP GROWTH FUND
BERGER SMALL COMPANY GROWTH FUND
BERGER NEW GENERATION FUND
BERGER SELECT FUND
BERGER INFORMATION TECHNOLOGY FUND
BERGER INTERNATIONAL FUND
BERGER SMALL CAP VALUE FUND
BERGER MID CAP VALUE FUND
BERGER BALANCED FUND


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

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Berger Funds are presenting a combined annual report which includes Berger
Growth Fund, Berger Large Cap Growth Fund, Berger Mid Cap Growth Fund, Berger Small Company Growth Fund, Berger New Generation Fund, Berger Select Fund, Berger Information Technology Fund, Berger International Fund, Berger Small Cap Value Fund, Berger Mid Cap Value Fund, Berger Large Cap Value Fund, and Berger Balanced Fund. This report reflects the financial position of each Fund at September 30, 2001 and the results of their operations and changes in their net assets and financial highlights for the periods indicated, in a single document.

                                                                    Berger Funds

TABLE OF CONTENTS
================================================================================

A Message To Our Shareholders ..........................................    4

BERGER FUNDS

Berger Growth Fund .....................................................    6

Berger Large Cap Growth Fund ...........................................   10

Berger Mid Cap Growth Fund .............................................   14

Berger Small Company Growth Fund .......................................   18

Berger New Generation Fund .............................................   23

Berger Select Fund .....................................................   27

Berger Information Technology Fund .....................................   30

Berger International Fund ..............................................   34

Berger Small Cap Value Fund ............................................   36

Berger Mid Cap Value Fund ..............................................   41

Berger Balanced Fund ...................................................   46

FINANCIAL STATEMENTS AND NOTES

Statements of Assets and Liabilities ...................................   50

Statements of Operations ...............................................   52

Statements of Changes in Net Assets ....................................   54

Berger International Fund Financial Statements .........................   58

Berger Funds Notes to Financial Statements..............................   60

Berger International Portfolio Financial Statements ....................   67
     (to be read in conjunction with the Berger International Fund)

Berger International Portfolio Notes to Financial Statements ...........   72

FINANCIAL HIGHLIGHTS ...................................................   75

Report of Independent Accountants  .....................................   84

Other Matters (Unaudited)  .............................................   85

This material must be preceded or accompanied by a prospectus for the Berger Funds, which contains more complete information, including risks, fees and expenses. Please read it carefully before you invest. Berger Distributors LLC ~ Member NASD (11/01) www.bergerfunds.com

                        Berger Funds o September 30, 2001 Combined Annual Report

4

A MESSAGE TO OUR
SHAREHOLDERS
================================================================================

DEAR BERGER INVESTOR:

During the past fiscal year in our letters to you, we have used words like difficult, uncertain, disappointing and painful to describe the market environment. We've talked about our commitment to the investment philosophy pioneered by Bill Berger and echoed Bill's thoughts on courage and patience during down markets. We've talked about maintaining a long-term focus, the importance of diversification and understanding your own risk tolerance. And, we've told you of our dissatisfaction with the performance of our own growth funds.

Without a doubt, it's been a brutal year in the stock markets, with growth investors hit particularly hard. In spite of it all, we have repeatedly emphasized our faith in the strength and resilience of the American economy and the stock markets and our belief that we will see an economic recovery and that the stock markets will resume their upward march.

The Small and Mid Cap Value Funds have been the bright spots, both finishing the fiscal year with solid, positive performance. Clearly, the market environment in recent months has favored value stocks, which are more conservatively valued based on current, tangible assets, unlike growth stocks that are most often valued on future potential. In October, we rounded out the value line with the debut of the Berger Large Cap Value Fund, managed by Bill Schaff and Steve Block, who bring over a decade of large-cap value management experience to the new Fund.

As we close the fiscal year, we would like to review the economic conditions of the last 12 months, discuss how Berger's growth funds fit into that picture and take a brief look at what we see on the horizon.

This past fiscal year, which ended September 30, 2001, was one of the most difficult periods that investors have had to endure for many years. By every measure, and in virtually every part of the world, stock markets were down from a year ago. Beginning with the December quarter of last year, economies around the world decelerated, in many cases precipitously, in what has now become the first globally synchronized slowdown since 1973-4.

In the United States, the economy slowed from a nearly 6% real growth rate in the middle of 2000 to only 1% by the end of the year--one of the most dramatic slowdowns on record. For the next two quarters, into the summer of 2001, the economy bumped along, registering a growth rate just above 0%. But it was a tale of two economies, really. One side was manufacturing, which went into its own recession with production and capacity utilization declining every month. On the other side was the consumer economy, which continued to show steady growth. Representing two-thirds of the economy, consumer spending only needed to grow moderately to offset serious weakness on the producer side, and it was able to do so for many months.

By August, however, consumer spending was slowing and seemed headed for 0% growth or worse because of mounting unemployment. But consumer confidence was still holding up, and the manufacturing side of the economy was showing some early signs of stabilizing. It looked as if the consumer was going to hang on just long enough for manufacturing to improve, which would have enabled the economy to avoid recession and start growing again in the next quarter or two in classic business-cycle fashion. Then came September 11.

Economically, the terrorist attack was an immediate setback. Consumer confidence plunged, business in many areas came nearly to a halt, and once they reopened, the U.S. stock markets sold off sharply for a week before bottoming on September
21. The initial report of third-quarter GDP shows a contraction for the first time in nearly a decade. Expectations are that the fourth quarter will also show a contraction. Those two consecutive quarters of negative economic growth would meet the most commonly recognized definition of recession. Since the initial impact of the attack was felt, though, many businesses are reporting a return to more normal conditions, which is a testament to American resilience and spirit. In our opinion, however, it is clear that the contraction in corporate profits, which has weighed heavily on the stock market over the past year, will now have somewhat farther to go, and the expected rebound in the economy and corporate profits has no doubt been delayed.

On the positive side, short-term interest rates have been brought down aggressively by the Federal Reserve Board. Inflation has slowed significantly, permitting the Fed to maintain its easing stance and allowing longer-term interest rates to come down moderately as well. Lower rates mean lower business and consumer borrowing costs, which is positive. Because mortgage rates are down, for example, homeowners are refinancing at a record rate, which puts money in consumer pockets to use for new purchases or to pay down debt. Low rates have helped the auto companies offer 0% financing on new cars, producing an unusually high rate of auto sales in October.

Energy costs are way down, which can be likened to a tax cut for the economy. The government has already enacted measures to stimulate the economy and is debating considerably more. With history as our guide, we believe all of this should serve to help accelerate an earlier rebound in the economy than would otherwise have taken place.

The bear market that equity investors have endured for the past year has been particularly hard on growth investors. In trying to understand this, some longer-term perspective might be helpful. Not only does the market in general go through bull and bear market cycles, but growth and value styles also go through cycles of their own within broader market cycles. The same can be said of small, medium and large capitalization companies, as well as various economic sectors. From the credit-crisis lows of October 1998 through the technology-mania peak of March 2000, growth stocks outperformed value stocks by an unprecedented margin for such a relatively short period of time. Then, like a movie playing backward for the subsequent year and one-half, growth stocks underperformed value stocks by a similarly unusual degree. Moreover, the "growthier" a stock was, the more it underperformed. Why?

Berger Funds o September 30, 2001 Combined Annual Report

                                                                    Berger Funds

================================================================================

First, growth investing is about the future. When confidence in the future was building, growth stocks excelled. But when the economy weakened, that confidence was shaken and growth stocks suffered. During the 18-month bull market run for growth stocks, the economy was gaining momentum on the upside, and the rates of revenue and earnings growth being generated by growth companies, especially in the technology sector, were accelerating. Growth-stock prices responded dramatically on the upside as well, reflecting their accelerating growth, resulting at the peak in high valuations for growth stocks compared with the market in general and value stocks in particular.

When economic growth began to slow after the middle of 2000, the rate of growth of the fastest-growing companies slowed also and slowed more than average, having previously been so high. Valuations also contracted more than average because they, too, had previously been higher than average. Thus, the sudden deceleration in the economy, which slowed the growth rates of companies across the board and brought stock market valuations down across the board also, was more pronounced in its effect on growth stocks than for the market in general, especially compared with value stocks. Earnings growth rates and valuations of growth stocks, especially technology stocks, had further than average to fall, and they did. This is why you see such a difference in the results for Berger's growth funds compared with our value funds.

Going into this past fiscal year, we believe that our growth funds were more concentrated in companies showing the highest growth than were our peers, on average, and less oriented to more moderately growing companies. Thus, our growth funds experienced the combined effect of slowing growth and contracting valuations to a greater extent than did the average of our growth-oriented peers.

Obviously, had our growth managers foreseen the extent of the economic slowdown and its impact on growth stocks, they would have done some things differently, even without straying from their growth disciplines. What they have done over the past year is to focus on those growth companies that, based on fundamental research, appear well-positioned for an eventual economic recovery and are now faring better than their competitors in this tough current environment. Broadly speaking, you'll see that our growth managers have reduced exposure to technology and increased exposure to healthcare. They began the period with relatively large exposure to energy but cut it back substantially, beginning in the spring when the supply/demand picture in the sector worsened. The growth funds' portfolios now reflect what we see as a better balance between growth companies whose results are cyclically sensitive to the economy and those whose results are much less affected by the economy. The portfolios also reflect a broader range of growth companies from those with high growth potential to those with more moderate but more consistent growth.

What has not changed on the growth side is our commitment to our fundamental belief that over the long term, the companies that produce the greatest growth in corporate wealth, which we measure in terms of revenues, earnings and shareholders' equity, will prove the most rewarding over time for investors. Our research effort on the growth side continues, as always, to be organized around the effort to identify and invest in the best such engines of wealth creation that we can find. This has worked well for us time and again over our 27-year history, and we believe it will serve us and our investors well in the future.

At this point, we believe the investment playing field has been leveled. The excess valuation of growth stocks that existed at the peak in March of 2000 is now gone, in our view. Going forward, we believe that the market will not be so dominated by one style (value or growth), by a single sector (technology) or by market capitalization (large or small) as it has been in recent years. Therefore, we believe, diversification will constitute not only good defense, but good offense as well.

As we mentioned earlier, investing--particularly growth investing--is very much about the future. As a nation, our confidence in the future has been shaken by the events of September 11 and the weeks that have followed. For many people, it is difficult to feel as confident about the future as we did even a year ago. Certainly, we have been reminded over the last few months that it is impossible to accurately predict what the future may bring. But despite all that has occurred, our faith in the spirit of the American people, the strength of our economy and the resilience of American companies has not been shaken.

Sincerely,

/s/ JACK R. THOMPSON                 /s/ JAY W. TRACEY

Jack R. Thompson                     Jay W. Tracey
President                            Chief Investment Officer

Past performance is no guarantee of future results. Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security.

This material must be preceded or accompanied by a prospectus.

Berger Distributors LLC--Member NASD (11/01)

                        Berger Funds o September 30, 2001 Combined Annual Report

6

                                Ticker Symbol                              BEONX
BERGER                          Fund Number                                   43
GROWTH FUND                     PORTFOLIO MANAGER COMMENTARY       JAY W. TRACEY
================================================================================

MARKET CONDITIONS

The past fiscal year was one of the most difficult periods on record, especially for growth-stock investors. There are two main reasons for this, in our view. First, beginning in the fourth quarter of 2000, the economy slowed suddenly, which affected the earnings growth of most companies. In general, the fastest-growing were the hardest hit. Their revenue and earnings growth-rates had been so high that they had farther to fall, and fall they did. Second, and perhaps more important in our view, the valuations that had reflected those extremely high growth rates shrank along with their slowing revenue and earnings growth. This highly toxic combination brought growth-stock prices down even more than the prices of the market in general.

FUND PERFORMANCE

The Berger Growth Fund (the "Fund") suffered from this combined effect, declining in value by 59.38% for the fiscal year compared with a drop of 26.61% for the S&P 500 Index(1) and a 45.37% decline for the Russell 3000 Growth Index.(2) Clearly, these results have been very disappointing. This has been an extremely painful year for growth investors and a humbling one for growth portfolio managers. At Berger we did anticipate a slowdown in the economy, but we did not foresee its magnitude or the duration of the decline. Given the luxury of hindsight, I can say that I would like to have done some things differently. As you might expect, as a portfolio manager, I am invested in the Fund and am compensated on relative performance. While I certainly understand that it is of little comfort to my fellow shareholders, my personal financial situation is tied tightly to the Fund's performance and has been negatively impacted.

Not surprisingly, technology had the largest negative impact on Fund performance. We reduced technology holdings during the first half of the year in response to slowing growth; however, it remains prominent. Our conviction in the future of fundamentally sound technology companies remains strong, and our changes were made to balance near-term fundamentals with longer-term opportunities. The moves were part of our overall strategy to position the Fund as well as possible for an anticipated economic recovery.

Some of the largest declines were among communications equipment providers such as CIENA Corp., Nortel Networks Corp., Cisco Systems, Inc. and Juniper Networks, Inc. as well as their fiber-optics-component suppliers, such as JDS Uniphase Corp. and ONI Systems Corp. These stocks were sold during the period based on our analysis that prospects for an anticipated re-acceleration of growth had diminished too much to justify remaining invested in them. However, those sales were accomplished too late to avoid a significant negative performance impact, which we regret.

Elsewhere in technology, stock-price declines were also dramatic, but we have remained invested and have even added to some positions recently on weakness, for example, Siebel Systems, Inc., Veritas Software Corp., and Verisign, Inc. Although these companies have also declined, we believe their prospects for a reacceleration of growth are very good. Also, we believe they'll be well-positioned for an anticipated recovery. We increased healthcare holdings as the earnings growth of many companies remained undisturbed by the economic slowdown. Healthcare is now the largest of the Fund's sector weights. Because of their higher valuations and near-term uncertainties, biotechnology holdings, particularly Genentech, Inc. and Medarex, Inc. performed poorly. On the other hand, the Fund's major pharmaceutical positions (Pfizer, Inc., Schering-Plough Corp., Pharmacia Corp.) were down but less than the market. American Home Products Corp. actually posted a gain. In our view, the future potential of these companies is undiminished and so we have stayed with them. The Fund also benefited from new holdings in healthcare services companies such as Tenet Healthcare Corp. and Health Management Associates,Inc.

On the consumer side of the portfolio, the Fund did better. Restaurant operators P.F. Chang's China Bistro, Inc. and Brinker International,Inc. were modest contributors. Cable operators Cox Communications, Inc. and Comcast Corp. were also positive, as was Liberty Media Corp. Conversely, radio broadcasters Clear Channel Communications, Inc. and Hispanic Broadcasting, Inc. were down as a result of a slowdown in advertising.

Energy was strong in the first half but weak in the second half. Strong commodity prices and high levels of drilling activity drove the positive performance in the first half, but those trends reversed in the second half as the balance of supply and demand in the sector succumbed to the economic slowdown. We scaled down the Fund's energy exposure, selling our positions in Nabors Industries, Inc., and Ensco International, Inc., among others. The Fund ended the period with just three remaining positions in the energy sector, Dynegy, Inc., Weatherford International, Inc. and Suncor Energy, Inc.

OUTLOOK

As we have navigated the difficulties and uncertainties of the past fiscal year, we have focused on companies we believe are positioned for an anticipated recovery in the economy and stock market. Companies that are gaining share in this tough environment (like retailers Bed Bath & Beyond,Inc., and Best Buy Co., Inc., for example), will emerge stronger than ever, in our view. Our purchases and sales over the year reflect our judgment on the balance of both long-term and near-term considerations.

Growth investing is very much about the future. As a nation our confidence in the future has been shaken by the downward slide in the economy, the events of September 11th and the weeks that have followed. During such uncertain times, it can be difficult to feel as confident about the future as we did even a year ago. Despite that, our faith in the spirit of the American people, the strength of our economy and the resilience of American companies has not been shaken.

Past performance is no guarantee of future results.

(1) The S&P 500 Index is an unmanaged index, with dividends reinvested, that consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

(2) The Russell 3000 Growth Index, which includes reinvestment of dividends, measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Index is unmanaged, and investors cannot actually make investments in the Index.

Berger Funds o September 30, 2001 Combined Annual Report

                                                                    Berger Funds

PERFORMANCE OVERVIEW
================================================================================

BERGER GROWTH FUND - GROWTH OF $10,000

                                    [GRAPH]

                                        9/30/01
Berger Growth Fund                      $18,160

S&P 500 Index                           $33,023

Russell 3000 Growth Index               $26,194


Average Annual Total Returns as of September 30, 2001

One Year                      (59.38)%

Five Year                      (0.73)%

Ten Year                        6.15%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Because of market volatility, the Fund's current performance may be lower than the figures shown.

================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (97.76%)
Banks - Super Regional (0.62%)
      85,000     Northern Trust Corp.                                $ 4,460,800
--------------------------------------------------------------------------------

Commercial Services - Miscellaneous (1.44%)
     400,000     The Corporate Executive Board Co.*                   10,432,000
--------------------------------------------------------------------------------

Commercial Services - Security/Safety (0.86%)
     220,000     Macrovision Corp.*                                    6,250,200
--------------------------------------------------------------------------------

Computer - Manufacturers (2.45%)
     728,680     Concurrent Computer Corp.*                            6,616,414
     120,000     International Business
                 Machines Corp.                                       11,076,000
--------------------------------------------------------------------------------
                                                                      17,692,414
--------------------------------------------------------------------------------

Computer - Networking (1.42%)
     570,000     Cisco Systems, Inc.*                                  6,942,600
     400,000     McDATA Corp. - Class A*                               3,356,000
--------------------------------------------------------------------------------
                                                                      10,298,600
--------------------------------------------------------------------------------

Computer Software - Desktop (2.38%)
     336,050     Microsoft Corp.*                                     17,195,678
--------------------------------------------------------------------------------
                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (97.76%) - CONTINUED
Computer Software - Enterprise (2.53%)
     380,000     Oracle Corp.*                                       $ 4,780,400
     300,000     Peoplesoft, Inc.*                                     5,412,000
     310,000     Siebel Systems, Inc.*                                 4,033,100
     220,000     VERITAS Software Corp.*                               4,056,800
--------------------------------------------------------------------------------
                                                                      18,282,300
--------------------------------------------------------------------------------

Computer Software - Finance (0.52%)
     100,000     Advent Software, Inc.*                                3,765,000
--------------------------------------------------------------------------------

Computer Software - Security (0.82%)
     270,000     Check Point Software
                 Technologies Ltd.*                                    5,945,400
--------------------------------------------------------------------------------

Diversified Operations (8.21%)
     580,000     AOL Time Warner, Inc.*                               19,198,000
     430,000     Pharmacia Corp.                                      17,440,800
     500,000     Tyco International Ltd.                              22,750,000
--------------------------------------------------------------------------------
                                                                      59,388,800
--------------------------------------------------------------------------------

Electrical - Equipment (2.32%)
     450,000     General Electric Co.                                 16,740,000
--------------------------------------------------------------------------------

                        Berger Funds o September 30, 2001 Combined Annual Report

8

BERGER
GROWTH FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (97.76%) - CONTINUED
Electronics - Measuring Instruments (0.59%)
     120,000     Waters Corp.*                                        $4,292,400
--------------------------------------------------------------------------------

Electronics - Miscellaneous Components (0.79%)
     345,000     RF Micro Devices, Inc.*                               5,733,900
--------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (1.27%)
     200,000     Kla-Tencor Corp.*                                     6,316,000
     100,000     Novellus Systems, Inc.*                               2,856,000
--------------------------------------------------------------------------------
                                                                       9,172,000
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (1.56%)
     450,000     Texas Instruments, Inc.                              11,241,000
--------------------------------------------------------------------------------

Finance - Mortgage & Related Services (2.93%)
     110,000     Fannie Mae                                            8,806,600
     190,000     Freddie Mac                                          12,350,000
--------------------------------------------------------------------------------
                                                                      21,156,600
--------------------------------------------------------------------------------

Finance - Savings & Loan (1.12%)
     210,000     Washington Mutual, Inc.                               8,080,800
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (2.96%)
     255,000     Concord EFS, Inc.*                                   12,482,250
     155,000     Investors Financial Services Corp.                    8,934,200
--------------------------------------------------------------------------------
                                                                      21,416,450
--------------------------------------------------------------------------------

Insurance - Property/Casualty/Title (1.60%)
     148,760     American International Group, Inc.                   11,603,280
--------------------------------------------------------------------------------

Internet - E*Commerce (1.01%)
     160,000     eBay, Inc.*                                           7,320,000
--------------------------------------------------------------------------------

Internet - Network Security/Solutions (2.90%)
     500,000     VeriSign, Inc.*                                      20,950,000
--------------------------------------------------------------------------------

Internet - Software (1.25%)
     340,000     BEA Systems, Inc.*                                    3,260,600
     500,000     Quest Software, Inc.*                                 5,790,000
--------------------------------------------------------------------------------
                                                                       9,050,600
--------------------------------------------------------------------------------

Media - Cable TV (6.61%)
     600,000     Charter Communications, Inc.*                         7,428,000
     300,000     Comcast Corp. - Special Class A                      10,761,000
     200,000     Cox Communications, Inc. - Class A*                   8,350,000
     330,000     EchoStar Communications Corp. -
                 Class A*                                              7,679,100
   1,066,220     Liberty Media Corp. - Class A                        13,540,994
--------------------------------------------------------------------------------
                                                                      47,759,094
--------------------------------------------------------------------------------

Media - Radio/TV (3.08%)
     438,402     Clear Channel Communications, Inc.*                  17,426,479
     300,000     Hispanic Broadcasting Corp.*                          4,830,000
--------------------------------------------------------------------------------
                                                                      22,256,479
--------------------------------------------------------------------------------
                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (97.76%) - CONTINUED
Medical - Biomedical/Genetics (13.26%)
     160,000     Abgenix, Inc.*                                      $ 3,632,000
     483,389     Amgen, Inc.*                                         28,403,937
     430,000     Celgene Corp.*                                       11,364,900
     680,646     Genentech, Inc.*                                     29,948,424
     100,000     IDEC Pharmaceuticals Corp.*                           4,957,000
     500,000     Medarex, Inc.*                                        7,550,000
     280,000     Medimmune, Inc.*                                      9,976,400
--------------------------------------------------------------------------------
                                                                      95,832,661
--------------------------------------------------------------------------------

Medical - Ethical Drugs (7.35%)
     370,000     American Home Products Corp.                         21,552,500
     786,790     Pfizer, Inc.                                         31,550,279
--------------------------------------------------------------------------------
                                                                      53,102,779
--------------------------------------------------------------------------------

Medical - Hospitals (2.84%)
     500,000     Health Management
                 Associates, Inc.- Class A*                           10,380,000
     170,000     Tenet Healthcare Corp.*                              10,140,500
--------------------------------------------------------------------------------
                                                                      20,520,500
--------------------------------------------------------------------------------

Medical - Instruments (1.62%)
     270,000     Medtronic, Inc.                                      11,745,000
--------------------------------------------------------------------------------

Medical - Products (0.65%)
     130,000     Sepracor, Inc.*                                       4,667,000
--------------------------------------------------------------------------------

Medical - Wholesale Drugs/Sundries (1.02%)
     100,000     Cardinal Health, Inc.                                 7,395,000
--------------------------------------------------------------------------------

Oil & Gas - International Integrated (0.96%)
     250,000     Suncor Energy, Inc.                                   6,970,000
--------------------------------------------------------------------------------

Oil & Gas - Machinery & Equipment (0.92%)
     260,000     Weatherford International, Inc.*                      6,632,600
--------------------------------------------------------------------------------

Oil & Gas - Production/Pipeline (2.06%)
     429,950     Dynegy, Inc.                                         14,897,767
--------------------------------------------------------------------------------

Retail - Consumer Electronics (1.69%)
     210,000     Best Buy Co., Inc.*                                   9,544,500
     100,000     Electronics Boutique Holdings Corp.*                  2,695,000
--------------------------------------------------------------------------------
                                                                      12,239,500
--------------------------------------------------------------------------------

Retail - Major Discount Chains (1.71%)
     250,000     Wal-Mart Stores, Inc.                                12,375,000
--------------------------------------------------------------------------------

Retail - Miscellaneous/Diversified (0.77%)
     220,000     Bed Bath & Beyond, Inc.*                              5,601,200
--------------------------------------------------------------------------------

Retail - Restaurants (3.35%)
     450,000     Brinker International, Inc.*                         10,629,000
     280,000     P.F. Chang's China Bistro, Inc.*                     10,057,600
     100,000     Panera Bread Co.*                                     3,499,000
--------------------------------------------------------------------------------
                                                                      24,185,600
--------------------------------------------------------------------------------

Berger Funds o September 30, 2001 Combined Annual Report

                                                                    Berger Funds


================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (97.76%) - CONTINUED
Retail - Super/Mini Markets (1.02%)
     300,000     Kroger Co.*                                        $  7,392,000
--------------------------------------------------------------------------------

Retail/Wholesale - Building Products (1.59%)
     300,000     Home Depot, Inc.                                     11,511,000
--------------------------------------------------------------------------------

Telecommunications - Cellular (2.04%)
     560,000     Sprint Corp. (PCS Group)*                            14,722,400
--------------------------------------------------------------------------------

Telecommunications - Equipment (2.81%)
     600,000     Nokia Corp. - Spon. ADR                               9,390,000
     150,000     QUALCOMM, Inc.*                                       7,131,000
     231,310     UTStarcom, Inc.*                                      3,758,790
--------------------------------------------------------------------------------
                                                                      20,279,790
--------------------------------------------------------------------------------

Utility - Electric Power (0.86%)
     190,000     PPL Corp.                                             6,194,000
--------------------------------------------------------------------------------
Total Common Stock
(Cost $844,321,865)                                                  706,747,592
--------------------------------------------------------------------------------
Total Investments (Cost $844,321,865) (97.76%)                       706,747,592
Total Other Assets, Less Liabilities (2.24%)                          16,229,036
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                $722,976,628
--------------------------------------------------------------------------------

*Non-income producing security.
ADR - American Depositary Receipt.

See notes to financial statements.

                        Berger Funds o September 30, 2001 Combined Annual Report

10
BERGER LARGE CAP
GROWTH FUND                      Ticker Symbol                             BEOOX
                                 Fund Number                                  44
                                 PORTFOLIO MANAGER COMMENTARY      JAY W. TRACEY
                                                                STEVEN L. FOSSEL
================================================================================

MARKET CONDITIONS

The past fiscal year was one of the most difficult periods on record, especially for growth-stock investors. We believe there are two main reasons for this. First, beginning in the fourth quarter of 2000, the economy slowed suddenly, which affected the earnings growth of most companies. In general, the fastest growing were the hardest hit. Their revenue and earnings rates had been so high that they had farther to fall, and fall they did. Second, and perhaps more important in our view, the valuations that reflected those extremely high growth rates shrank along with their slowing revenue and earnings growth. This highly toxic combination brought growth-stock prices down even more than the prices of the market in general.

FUND PERFORMANCE

Against this difficult backdrop the Berger Large Cap Growth Fund (the "Fund") was down 47.79% for the fiscal year compared with the S&P 500 Index,(1) which declined 26.61% and the Russell 1000 Growth Index,(2) which was down 45.64%. Clearly, these results are very disappointing. This has been a painful year for growth investors and a humbling one for growth portfolio managers. As you might expect, as portfolio managers, we are invested in the Fund and are compensated on relative performance. While we certainly understand that it is of little comfort to our fellow shareholders, our personal financial situation is tied tightly to the Fund's performance and have been negatively impacted.

At Berger, we did anticipate a slowdown in the economy but we did not anticipate the magnitude or duration of the decline. Given the benefit of hindsight, we can say we would like to have done some things differently. However, we firmly believe in adhering to our investment philosophy. We continue to look for high-quality, large, well-established companies with a history of growth in revenue and earnings and a strong market for their services as well as seasoned management teams with clearly defined strategies to continue the company's growth.

Over the last year most major industry sectors suffered declines, with technology, communications, utility and energy services being the hardest hit. In technology, where most stocks were down over 50%, we significantly reduced our holdings. The Fund suffered from its large holdings of networking, storage, and software stocks. In networking, JDS Uniphase Corp., Corning, Inc., Nortel Networks Corp. and Cisco Systems, Inc. were detrimental to the Fund's performance. Storage holdings such as EMC Corp. and Network Appliance, Inc., also suffered significant declines. In software, Oracle Corp., Siebel Systems, Inc., and VeriSign, Inc. were negatives. We also sold Corning, Nortel and JDS Uniphase. We are more sanguine regarding the outlook for several software stocks. VeriSign, for example, has continued to show strong growth throughout this period, so we increased our holdings. We continued to hold VERITAS Software Corp. as we believe it has also improved its competitive position and should benefit from an anticipated economic recovery.

In the energy and utility sectors, the first half of the fiscal year was strong, while the second half was much weaker. Many of the Fund's energy services holdings such as Nabors Industries, Inc., were strong performers in the first part of the year because of strong commodity prices and high levels of drilling activity. This reversed in the second half as slowing economic activity caused deterioration in the balance of supply and demand. We sold several holdings including Nabors Industries as this began to happen.

In other sectors the news is less bleak. In communications, although we suffered a decline in Qwest Communications International, Inc., we enjoyed a rise in our Sprint Corp. (PCS Group) holdings. Retail stocks such as Wal-Mart Stores, Inc. and Kroger Co. that sell more staple items did well, while others selling more discretionary goods like RadioShack Corp. and Best Buy Co., Inc. were poor performers. Financial stocks showed a similar mixed pattern. Market-sensitive stocks such as Charles Schwab Corp. and Morgan Stanley Dean Witter & Co. suffered declines. Consistent growth companies like Freddie Mac and Fifth Third Bancorp. were positive contributors to the Fund's performance.

We have increased our holdings in the healthcare sector as many companies are showing strong growth that is not impacted by the current economic weakness. We purchased several services names such as Tenet Healthcare Corp. and Cardinal Health, Inc. that were positive contributors. Our holdings in the hospital area, such as HCA, Inc., are experiencing accelerating sales growth that is resulting in margin expansion and better-than-expected earnings growth. American Home Products Corp. was also a strong performer. We own several biotechnology stocks such as Genentech, Inc. which declined during the year because of a contraction in industry valuations but in our view remain attractive because of strong growth of existing products and an exciting product pipeline.

OUTLOOK

As we have navigated the difficulties and uncertainties of the past fiscal year, we have focused on companies we believe are positioned for an anticipated recovery in the economy and stock market.

Growth investing is very much about the future. As a nation, our confidence in the future has been shaken by a downward slide in the economy, the events of September 11th and the weeks that have followed. During such uncertain times, it can be difficult to feel as confident about the future as we did even a year ago. Despite that, our faith in the spirit of the American people, the strength of our economy and the resilience of American companies has not been shaken.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The S&P 500 Index is an unmanaged index, with dividends reinvested, that consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

(2) The Russell 1000 Growth Index, which includes reinvestment of dividends, measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged, and investors cannot actually make investments in the Index.

Berger Funds o September 30, 2001 Combined Annual Report

                                                                    Berger Funds

PERFORMANCE OVERVIEW
================================================================================

BERGER LARGE CAP GROWTH FUND - GROWTH OF $10,000

                                    [GRAPH]


                                   9/30/01

Berger Large Cap Growth Fund       $26,537

S&P 500 Index                      $33,023

Russell 1000 Growth Index          $27,327


Average Annual Total Returns as of September 30, 2001
One Year                       (47.79)%

Five Year                        8.40%

Ten Year                        10.25%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Because of market volatility, the Fund's current performance may be lower than the figures shown.

================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (90.98%)
Banks - Money Center (3.73%)
     100,700     Bank of New York Co., Inc.                          $ 3,524,500
     206,012     Citigroup, Inc.                                       8,343,486
--------------------------------------------------------------------------------
                                                                      11,867,986
--------------------------------------------------------------------------------

Banks - Super Regional (3.28%)
     113,380     Fifth Third Bancorp.                                  6,970,602
      66,210     Northern Trust Corp.                                  3,474,700
--------------------------------------------------------------------------------
                                                                      10,445,302
--------------------------------------------------------------------------------

Commercial Services - Advertising (1.76%)
      86,240     Omnicom Group, Inc.                                   5,596,976
--------------------------------------------------------------------------------

Computer - Manufacturers (1.09%)
      37,450     International Business Machines Corp.                 3,456,635
--------------------------------------------------------------------------------

Computer - Memory Devices (0.52%)
     140,000     EMC Corp.*                                            1,645,000
--------------------------------------------------------------------------------

Computer - Networking (0.83%)
     216,738     Cisco Systems, Inc.*                                  2,639,868
--------------------------------------------------------------------------------
                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (90.98%) - CONTINUED
Computer - Services (2.07%)
     114,680     Electronic Data Systems Corp.                       $ 6,603,274
--------------------------------------------------------------------------------

Computer Software - Desktop (3.30%)
     205,620     Microsoft Corp.*                                     10,521,575
--------------------------------------------------------------------------------

Computer Software - Enterprise (1.13%)
     286,180     Oracle Corp.*                                         3,600,144
--------------------------------------------------------------------------------

Computer Software - Security (0.90%)
     130,620     Check Point Software
                 Technologies Ltd.*                                    2,876,252
--------------------------------------------------------------------------------

Diversified Operations (8.61%)
     206,480     AOL Time Warner, Inc.*                                6,834,488
     220,230     Pharmacia Corp.                                       8,932,528
     255,840     Tyco International Ltd.                              11,640,720
--------------------------------------------------------------------------------
                                                                      27,407,736
--------------------------------------------------------------------------------

Electrical - Equipment (3.82%)
     327,080     General Electric Co.                                 12,167,376
--------------------------------------------------------------------------------


                        Berger Funds o September 30, 2001 Combined Annual Report

12

BERGER LARGE CAP
GROWTH FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (90.98%) - CONTINUED
Electronics - Semiconductor Equipment (1.31%)
     132,020     Kla-Tencor Corp.*                                   $ 4,169,191
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (1.12%)
     142,600     Texas Instruments, Inc.                               3,562,148
--------------------------------------------------------------------------------

Finance - Investment Brokers (1.09%)
      74,970     Morgan Stanley Dean Witter & Co.                      3,474,859
--------------------------------------------------------------------------------

Finance - Mortgage & Related Services (3.61%)
      47,630     Fannie Mae                                            3,813,257
     118,030     Freddie Mac                                           7,671,950
--------------------------------------------------------------------------------
                                                                      11,485,207
--------------------------------------------------------------------------------

Finance - Savings & Loan (1.09%)
      90,000     Washington Mutual, Inc.                               3,463,200
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (1.63%)
     106,000     Concord EFS, Inc.*                                    5,188,700
--------------------------------------------------------------------------------

Insurance - Property/Casualty/Title (2.32%)
      94,850     American International Group, Inc.                    7,398,300
--------------------------------------------------------------------------------

Internet - Network Security/Solutions (3.09%)
     235,000     VeriSign, Inc.*                                       9,846,500
--------------------------------------------------------------------------------

Media - Cable TV (4.02%)
     202,929     Charter Communications, Inc.*                         2,512,261
     141,990     Comcast Corp. - Special Class A                       5,093,181
     410,600     Liberty Media Corp. - Class A                         5,214,620
--------------------------------------------------------------------------------
                                                                      12,820,062
--------------------------------------------------------------------------------

Medical - Biomedical/Genetics (6.62%)
     141,540     Amgen, Inc.*                                          8,316,890
     213,640     Genentech, Inc.*                                      9,400,160
     177,800     Serono SA - ADR*                                      3,374,644
--------------------------------------------------------------------------------
                                                                      21,091,694
--------------------------------------------------------------------------------
Medical - Ethical Drugs (7.25%)
     186,830     American Home Products Corp.                         10,882,847
     304,230     Pfizer, Inc.                                         12,199,623
--------------------------------------------------------------------------------
                                                                      23,082,470
--------------------------------------------------------------------------------
Medical - Hospitals (3.06%)
      85,000     HCA, Inc.                                             3,766,350
     100,250     Tenet Healthcare Corp.*                               5,979,912
--------------------------------------------------------------------------------
                                                                       9,746,262
--------------------------------------------------------------------------------

Medical - Instruments (1.60%)
     117,390     Medtronic, Inc.                                       5,106,465
--------------------------------------------------------------------------------

Medical - Wholesale Drugs/Sundries (1.28%)
      55,000     Cardinal Health, Inc.                                 4,067,250
--------------------------------------------------------------------------------
                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
COMMON STOCK (90.98%) - CONTINUED
Oil & Gas - International Integrated (2.40%)
     110,870     Suncor Energy, Inc.                                $  3,091,055
      67,430     TotalFinaElf SA - Spon. ADR                           4,554,910
--------------------------------------------------------------------------------
                                                                       7,645,965
--------------------------------------------------------------------------------

Oil & Gas - Machinery & Equipment (1.61%)
      85,790     Baker Hughes, Inc.                                    2,483,620
     103,140     Weatherford International, Inc.*                      2,631,101
--------------------------------------------------------------------------------
                                                                       5,114,721
--------------------------------------------------------------------------------

Oil & Gas - Production/Pipeline (3.27%)
     181,740     Dynegy, Inc.                                          6,297,291
     151,090     The Williams Cos., Inc.                               4,124,757
--------------------------------------------------------------------------------
                                                                      10,422,048
--------------------------------------------------------------------------------

Oil & Gas - U.S. Exploration & Production (1.64%)
     108,920     Anadarko Petroleum Corp.                              5,236,873
--------------------------------------------------------------------------------

Retail - Consumer Electronics (1.28%)
      90,000     Best Buy Co., Inc.*                                   4,090,500
--------------------------------------------------------------------------------

Retail - Major Discount Chains (3.25%)
     100,620     Target Corp.                                          3,194,685
     145,000     Wal-Mart Stores, Inc.                                 7,177,500
--------------------------------------------------------------------------------
                                                                      10,372,185
--------------------------------------------------------------------------------

Retail - Super/Mini Markets (1.01%)
     130,050     Kroger Co.*                                           3,204,432
--------------------------------------------------------------------------------

Retail/Wholesale - Building Products (0.96%)
      80,000     Home Depot, Inc.                                      3,069,600
--------------------------------------------------------------------------------

Telecommunications - Cellular (1.90%)
     229,680     Sprint Corp. (PCS Group)*                             6,038,287
--------------------------------------------------------------------------------

Telecommunications - Equipment (1.80%)
     192,444     Nokia Corp. - Spon. ADR                               3,011,748
      57,190     QUALCOMM, Inc.*                                       2,718,812
--------------------------------------------------------------------------------
                                                                       5,730,560
--------------------------------------------------------------------------------

Utility - Electric Power (1.73%)
     120,000     Constellation Energy Group, Inc.                      2,904,000
      80,000     PPL Corp.                                             2,608,000
                                                                       5,512,000
--------------------------------------------------------------------------------
Total Common Stock
(Cost $333,783,438)                                                  289,767,603
--------------------------------------------------------------------------------

CORPORATE DEBT - CONVERTIBLE (4.51%)
Computer Software - Enterprise (1.65%)
  $2,748,000     Siebel Systems, Inc.;
                 5.50%, 9/15/2006                                      2,565,372
   3,324,000     VERITAS Software Corp.;
                 1.86%, 8/13/2006                                      2,697,206
--------------------------------------------------------------------------------
                                                                       5,262,578
--------------------------------------------------------------------------------

Berger Funds o September 30, 2001 Combined Annual Report

                                                                    Berger Funds

================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
CORPORATE DEBT - CONVERTIBLE (4.51%) - CONTINUED
Media - Cable TV (2.86%)
 $11,761,000     EchoStar Communications Corp. -
                 Class A;  4.88%, 1/01/2007                          $ 9,106,483
--------------------------------------------------------------------------------
Total Corporate Debt - Convertible
(Cost $20,736,794)                                                    14,369,061
--------------------------------------------------------------------------------

PREFERRED STOCK - CONVERTIBLE (1.45%)
Telecommunications - Services (1.45%)
     132,790     Qwest Trends Trust - 144A, 5.75%                      4,631,051
--------------------------------------------------------------------------------
Total Preferred Stock - Convertible
(Cost $7,621,529)                                                      4,631,051
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (1.92%)
  $6,111,000     State Street Repurchase Agreement,
                 3.12% dated September 28, 2001,
                 to be repurchased at $6,112,589 on
                 October 1, 2001, collateralized by
                 FHLMC Agency Note, 5.00% -
                 April 30, 2003 with a value of
                 $6,237,988                                            6,111,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $6,111,000)                                                      6,111,000
--------------------------------------------------------------------------------
Total Investments (Cost $368,252,761) (98.86%)                       314,878,715
Total Other Assets, Less Liabilities (1.14%)                           3,625,485
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                $318,504,200
--------------------------------------------------------------------------------

*Non-income producing security.
ADR - American Depositary Receipt.
FHLMC - Federal Home Loan Mortgage Corp.

See notes to financial statements.

                        Berger Funds o September 30, 2001 Combined Annual Report

14

BERGER MID CAP
GROWTH FUND                   Ticker Symbol                                BEMGX
                              Fund Number                                    215
                              PORTFOLIO MANAGER COMMENTARY    MARK S. SUNDERHUSE
================================================================================

MARKET CONDITIONS

The past fiscal year was one of the most difficult periods on record, especially for growth stock investors. We believe there are two main reasons for this. First, beginning in the fourth quarter 2000, the economy slowed suddenly, which affected the earnings growth of most companies. In general, the fastest-growing were the hardest hit. Their revenue and earnings growth rates had been so high that they had farther to fall, and fall they did. Second, and perhaps more important in our view, the valuations that reflected those extremely high growth rates shrank along with their slowing revenue and earnings growth. This highly toxic combination brought growth-stock prices down even more than the prices of the market in general.

FUND PERFORMANCE

The Berger Mid Cap Growth Fund (the "Fund") suffered significantly from this combined effect in every area in which it was invested, declining by 68.35% for the fiscal year compared with the S&P MidCap 400 Index,(1) which fell by 19.00% and the Russell Midcap Growth Index,(2) which dropped 51.77%. This has been a painful year for growth investors and a humbling one for growth portfolio managers. As you might expect, as a portfolio manager, I am invested in the Fund and am compensated on relative performance. While I certainly understand that it is of little comfort to my fellow shareholders, my personal financial situation is tied tightly to the Fund's performance and has been negatively impacted.

At Berger, we did anticipate a slowdown in the economy, but we did not anticipate the magnitude or duration of the decline. Given the benefit of 20/20 hindsight, we can say we might have made some different decisions during the year. However, we firmly believe in sticking with our investment philosophy, and we will continue to look for good quality mid-size companies in all industries and sectors with high earnings and revenue growth potential.

Technology, our largest sector, experienced steeper drops than most others. Weakest performing areas were electronic technology, communications and technology services. Our holdings in these areas, including CIENA Corp., ONI Systems Corp., Sonus Networks, Inc., and Next Level Communications, Inc., suffered as the macro environment supporting their fundamentals continued to search for a bottom. We tempered position sizes in these areas throughout the year and shifted the Fund makeup slightly to companies that support data storage, web-conferencing, wireless communications and enabling software.

Healthcare is the Fund's second-largest sector and, over the year, we significantly increased our weighting, partially as a defensive move, but also to better diversify our holdings. We have been overweighted in biotechnology companies, which are the most volatile component of healthcare. Biotechnology stocks were marked down heavily in all but the second quarter 2001 in large part because of their lack of near-term predictability and despite what we believe is their significant long-term potential. We continue to have confidence in holdings such as Cytyc Corp., Celgene Corp., and Invitrogen Corp., which posted strong gains in the third quarter reflecting stable revenue and earnings trends. These well-capitalized companies continue to fund research and development that can further market-share gains.

After building our energy holdings in the first quarter, we began to cut them in the second quarter on the belief that demand had peaked and that many companies had become dependent on weather for growth instead of on fundamentals such as new products. Despite positive performance from ENSCO International, Inc., Western Gas Resources, Inc., and Weatherford International, Inc., in the third quarter, we eliminated all energy investments. Sector fundamentals continue to worsen and we see little promise of near-term improvement.

Consumer stocks held up early on, but began to fall mid-summer as unemployment figures rose and consumer purse strings tightened. Stocks deteriorated rapidly after September 11th. Ticketmaster was hit particularly hard as concerns about the worsening economy and a slowdown in consumer spending were compounded by event disruptions and cancellations resulting from the attack. As a defensive measure, during the third quarter we sold Ticketmaster along with almost all of our other consumer positions, including Toys R Us, Inc., and Coach, Inc. Many of theses holdings had solid fundamentals, but uncertainty surrounding weakening consumer spending, particularly discretionary spending, made us uncomfortable holding them in the short-term.

OUTLOOK

Growth investing is very much about the future. As a nation, our confidence in the future has been shaken by the downward slide in the economy, the events of September 11th and the weeks that have followed. During such uncertain times, it can be difficult to feel as confident about the future as we did even a year ago. Despite that, our faith in the spirit of the American people, the strength of our economy and the resiliency of American companies has not been shaken.

We have confidence in the companies we own. Despite the contractions in their valuations and the near-term impact on their growth rates, we believe they will be able to navigate the challenges ahead and emerge from this difficult period poised to resume their growth rates and to succeed in the years ahead.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The S&P MidCap 400 Index is an unmanaged index, with dividends reinvested, that is generally representative of the market for mid-sized companies. One cannot invest directly in an index.

(2) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index is unmanaged, with dividends reinvested, and investors cannot actually make investments in the Index.

Berger Funds o September 30, 2001 Combined Annual Report

                                                                    Berger Funds

PERFORMANCE OVERVIEW
================================================================================

BERGER MID CAP GROWTH FUND - GROWTH OF $10,000

                                    [GRAPH]


                                         9/30/01

Berger Mid Cap Growth Fund              $13,744

S&P MidCap 400 Index                    $13,514

Russell Midcap Growth Index             $ 9,890

Average Annual Total Returns as of September 30, 2001

One Year (68.35)%

Life of Fund (12/31/97)             8.85%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's recent performance has sustained significant gains and losses due to market volatility in the technology sector, and current performance may be lower than the figures shown.

================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.23%)
Commercial Services - Security/Safety (1.50%)
      16,090     Macrovision Corp.*                                    $ 457,116
--------------------------------------------------------------------------------

Computer - Manufacturers (0.81%)
      26,970     Concurrent Computer Corp.*                              244,887
--------------------------------------------------------------------------------

Computer - Networking (1.00%)
      36,180     McDATA Corp. - Class A*                                 303,550
--------------------------------------------------------------------------------

Computer - Services (2.08%)
      10,350     SEI Investments Co.                                     331,200
      76,070     StorageNetworks, Inc.*                                  301,237
--------------------------------------------------------------------------------
                                                                         632,437
--------------------------------------------------------------------------------

Computer Software - Enterprise (2.83%)
      29,320     HPL Technologies, Inc.*                                 129,301
      15,080     SeaChange International, Inc.*                          263,447
     119,140     SignalSoft Corp.*                                       468,196
--------------------------------------------------------------------------------
                                                                         860,944
--------------------------------------------------------------------------------
                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.23%) - CONTINUED
Computer Software - Medical (2.60%)
      59,520     Eclipsys Corp.*                                       $ 791,616
--------------------------------------------------------------------------------

Computer Software - Security (1.90%)
      15,310     Check Point Software
                 Technologies Ltd.*                                      337,126
      26,560     Internet Security Systems, Inc.*                        241,961
--------------------------------------------------------------------------------
                                                                         579,087
--------------------------------------------------------------------------------

Electronics - Measuring Instruments (1.90%)
      16,170     Waters Corp.*                                           578,400
--------------------------------------------------------------------------------

Electronics - Military Systems (1.26%)
      13,310     EDO Corp.                                               382,662
--------------------------------------------------------------------------------

Electronics - Miscellaneous Components (1.81%)
      33,190     RF Micro Devices, Inc.*                                 551,617
--------------------------------------------------------------------------------

                        Berger Funds o September 30, 2001 Combined Annual Report

16

BERGER MID CAP
GROWTH FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.23%) - CONTINUED
Electronics - Semiconductor Equipment (4.07%)
      18,030     FEI Co.*                                            $   392,152
       9,770     Kla-Tencor Corp.*                                       308,536
      13,180     Nanometrics, Inc.*                                      233,417
      10,690     Novellus Systems, Inc.*                                 305,306
--------------------------------------------------------------------------------
                                                                       1,239,411
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (3.24%)
      22,310     Alpha Industries, Inc.*                                 432,144
      28,920     Centillium Communications, Inc.*                        175,255
      73,120     Multilink Technology Corp.*                             378,030
--------------------------------------------------------------------------------
                                                                         985,429
--------------------------------------------------------------------------------

Finance - Investment Brokers (1.69%)
      12,970     Legg Mason, Inc.                                        515,687
--------------------------------------------------------------------------------

Finance - Savings & Loan (1.21%)
       6,340     Golden West Financial Corp.                             368,354
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (1.86%)
      18,300     CheckFree Corp.*                                        310,551
       4,430     Investors Financial Services Corp.                      255,345
--------------------------------------------------------------------------------
                                                                         565,896
--------------------------------------------------------------------------------

Internet - E*Commerce (3.60%)
      34,340     1-800-FLOWERS.COM, Inc.*                                414,140
     106,780     NextCard, Inc.*                                         680,188
--------------------------------------------------------------------------------
                                                                       1,094,328
--------------------------------------------------------------------------------

Internet - ISP/Content (3.36%)
      25,250     Earthlink, Inc.*                                        384,557
      35,000     Exult, Inc.*                                            409,150
     105,570     Raindance Communications, Inc.*                         228,031
--------------------------------------------------------------------------------
                                                                       1,021,738
--------------------------------------------------------------------------------

Internet - Network Security/Solutions (4.66%)
      25,300     VeriSign, Inc.*                                       1,060,092
      16,910     WebEx Communications, Inc.*                             359,168
--------------------------------------------------------------------------------
                                                                       1,419,260
--------------------------------------------------------------------------------

Internet - Software (3.59%)
      45,590     Quest Software, Inc.*                                   527,932
     234,600     Support.com, Inc.*                                      563,040
--------------------------------------------------------------------------------
                                                                       1,090,972
--------------------------------------------------------------------------------

Media - Cable TV (2.89%)
      21,648     Charter Communications, Inc.*                           268,002
      14,660     Cox Communications, Inc. - Class A*                     612,055
--------------------------------------------------------------------------------
                                                                         880,057
--------------------------------------------------------------------------------

                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.23%) - CONTINUED
Medical - Biomedical/Genetics (22.33%)
      20,280     Abgenix, Inc.*                                       $  460,356
      46,520     Celgene Corp.*                                        1,229,523
       7,910     Enzon, Inc.*                                            403,410
      25,970     Genentech, Inc.*                                      1,142,680
       9,460     IDEC Pharmaceuticals Corp.*                             468,932
      10,190     InterMune, Inc.*                                        389,767
      18,400     Invitrogen Corp.*                                     1,209,984
      56,210     Medarex, Inc.*                                          848,771
       8,750     Medimmune, Inc.*                                        311,762
      18,510     Millenium Pharmaceuticals, Inc.*                        328,737
--------------------------------------------------------------------------------
                                                                       6,793,922
--------------------------------------------------------------------------------

Medical - Ethical Drugs (1.13%)
       4,770     Forest Laboratories*                                    344,107
--------------------------------------------------------------------------------

Medical - Health Maintenance Organizations (1.08%)
       5,010     Trigon Healthcare, Inc.*                                328,155
--------------------------------------------------------------------------------

Medical - Hospitals (2.25%)

      32,940     HEALTH MANAGEMENT
                 Associates, Inc.- Class A*                              683,834
--------------------------------------------------------------------------------

Medical - Instruments (1.23%)
      18,240     Ventana Medical Systems, Inc.*                          372,825
--------------------------------------------------------------------------------

Medical - Products (5.01%)
      41,940     Cytyc Corp.*                                          1,124,411
      11,130     Sepracor, Inc.*                                         399,567
--------------------------------------------------------------------------------
                                                                       1,523,978
--------------------------------------------------------------------------------

Retail - Consumer Electronics (0.91%)
      10,230     Electronics Boutique Holdings Corp.*                    275,698
--------------------------------------------------------------------------------

Retail - Mail Order & Direct (0.73%)
       9,270     Williams-Sonoma, Inc.*                                  220,718
--------------------------------------------------------------------------------

Retail - Miscellaneous/Diversified (0.58%)
       4,870     Barnes & Noble, Inc.*                                   175,807
--------------------------------------------------------------------------------

Retail - Restaurants (1.62%)
       6,700     Brinker International, Inc.*                            158,254
       4,850     Panera Bread Co.*                                       169,701
       6,840     The Cheesecake Factory, Inc.*                           163,818
--------------------------------------------------------------------------------
                                                                         491,773
--------------------------------------------------------------------------------

Telecommunications - Cellular (3.24%)
      14,770     Triton PCS Holdings, Inc.*                              561,260
      52,410     UbiquiTel, Inc.*                                        422,948
--------------------------------------------------------------------------------
                                                                         984,208
--------------------------------------------------------------------------------

Berger Funds o September 30, 2001 Combined Annual Report

                                                                    Berger Funds
================================================================================
SCHEDULE OF INVESTMENTS


                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.23%) - CONTINUED
Telecommunications - Equipment (4.48%)
      13,450     Polycom, Inc*                                       $   327,776
      32,110     Powerwave Technologies, Inc.*                           382,751
      40,180     UTStarcom, Inc.*                                        652,925
--------------------------------------------------------------------------------
                                                                       1,363,452
--------------------------------------------------------------------------------

Telecommunications - Services (3.78%)
      29,590     ACT Teleconferencing, Inc.*                             245,597
      35,260     Intrado, Inc.*                                          904,771
--------------------------------------------------------------------------------
                                                                       1,150,368
--------------------------------------------------------------------------------
Total Common Stock
(Cost $37,530,577)                                                    29,272,293
--------------------------------------------------------------------------------

PREFERRED STOCK - CONVERTIBLE (0.13%)
Telecommunications - Equipment (0.13%)
      53,521     Cidera, Inc. - Series D *@o                              40,140
--------------------------------------------------------------------------------
Total Preferred Stock - Convertible
(Cost $468,282)                                                           40,140
--------------------------------------------------------------------------------
Total Investments (Cost $37,998,859) (96.36%)                         29,312,433
Total Other Assets, Less Liabilities (3.64%)                           1,106,033
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                 $30,418,466
--------------------------------------------------------------------------------

* Non-income producing security.
@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees.

o  Schedule of Restricted Securities and/or Illiquid Securities

                                                                    Fair Value
                           Date                        Fair           as a %
                         Acquired         Cost         Value      of Net Assets
--------------------------------------------------------------------------------
Cidera, Inc. -
Series D
  Preferred Stock        9/1/2000       $468,282       $40,140        0.13%


See notes to financial statements.

                        Berger Funds o September 30, 2001 Combined Annual Report

18

                           Ticker Symbol - Investor Shares                 BESCX
BERGER SMALL COMPANY                     - Institutional Shares            BSGIX
GROWTH FUND                Fund Number   - Investor Shares                   345
                                         - Institutional Shares              915
                           PORTFOLIO MANAGER COMMENTARY          PAUL A. LAROCCO
================================================================================

MARKET CONDITIONS

The past fiscal year was one of the most difficult periods on record, especially for growth-stock investors. We believe there are two main reasons for this. First, beginning in the fourth quarter 2000, the economy slowed suddenly, which affected the earnings growth of most companies. In general, the fastest-growing were the hardest hit. Their revenue and earnings growth rates had been so high that they had farther to fall, and fall they did. Second, and perhaps more important in our view, the valuations that reflected those extremely high growth rates shrank along with their slowing revenue and earnings growth. This highly toxic combination brought growth-stock prices down even more than the prices of the market in general.

FUND PERFORMANCE

The Berger Small Company Growth Fund (the "Fund") suffered significantly from this combined effect in every area in which it was invested, declining by 59.36% (Investor Shares) and 59.03% (Institutional Shares) for the fiscal year compared with the Russell 2000 Growth Index,(1) which fell by 42.59% and the Russell 2000 Index,(2) which dropped 21.21%. Clearly, these results are immensely disappointing. This has been a painful year for growth investors and a humbling one for growth-portfolio managers. As you might expect, as a portfolio manager, I am invested in the Fund and am compensated on relative performance. While I certainly understand that it is of little comfort to my fellow shareholders, my personal financial situation is tied tightly to the Fund's performance and has been negatively impacted.

At Berger, we did anticipate a slowdown in the economy. But we did not anticipate the magnitude or duration of the decline. Given the benefit of 20/20 hindsight, we can say we would like to have made some different decisions during the year. However, we firmly believe in sticking with our investment philosophy and the objective of the Fund.

Not surprisingly, technology had the largest negative impact on Fund performance. We reduced technology holdings during the first half of the year in response to slowing growth, however, it remains prominent. Our conviction in the future of fundamentally sound technology companies remains strong and our changes were made to balance near-term fundamentals with longer-term opportunities. The moves were part of our overall strategy to position the Fund as well as possible for an anticipated recovery.

Some of the largest declines in technology were among communications equipment providers such as Tollgrade Communications, Inc., Lightpath Technologies, Inc., and Redback Networks, Inc. All of these stocks were sold during the period based on our analysis that prospects for an anticipated reacceleration of growth had also diminished too much to justify remaining invested in them. However, those sales were accomplished too late to avoid a significant negative performance impact, which we regret.

Elsewhere in technology, despite stock-price declines, we remain invested in some companies that continue to gain market share. Examples include Retek, Inc., an enterprise software vendor focused on the retail industry, and Quest Software, Inc., which provides software to enhance the performance and management of databases. These companies also have seen a slowdown in business, and a contraction in valuation. However, their prospects for a reacceleration of growth are very good. Also, we believe they should be competitively well-positioned for an anticipated recovery in the economy and in business spending.

Within healthcare, stocks of service companies, such as specialty pharmaceutical distributor Accredo Health, Inc., performed fairly well. However, biotechnology companies in general underperformed in large part because of their lack of near-term predictability despite what we believe is their significant long-term growth potential. A few, such as Idec Pharmaceuticals Corp. and biotechnology equipment provider Invitrogen Corp. did relatively well. The Fund did benefit from holdings added during the year, including First Horizon Pharmaceuticals Corp. and Celgene Corp., both of which are profiting from strong sales.

On the consumer side of the portfolio, the Fund did better. Whole Foods Market, Inc., a retailer of organic foods, performed well over the period. Restaurant operator P.F. Chang's China Bistro, Inc. contributed modestly to performance, as did media company Cox Radio.

Strong commodity prices and high levels of drilling activity drove the positive performance in the energy sector in the first half, but those trends reversed in the second half as the balance of supply and demand in the sector succumbed to the economic slowdown. We scaled down the Fund's exposure in energy significantly as this began to happen and ended the period underweighted in energy.

OUTLOOK

As we have navigated the difficulties and uncertainties of the past fiscal year, we have focused on companies we believe are best-positioned for an anticipated recovery in the economy and stock market. We have confidence in the companies we own. Despite the contractions in their valuations and the near-term impact on their growth rates, we believe they will be able to navigate the challenges ahead and emerge from this difficult period poised to resume their growth rates and to succeed in the years ahead.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The Russell 2000 Growth Index consists of growth common stocks included in the Russell 2000 Index. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios. It is a generally recognized indicator used to measure overall small company growth-stock performance in the U.S. stock market. The Index is an unmanaged Index, with dividends reinvested, and investors cannot actually make investments in the Index.

(2) The Russell 2000 Index is an unmanaged index, with dividends reinvested, that consists of the common stocks of 2000 U.S. companies. It is a generally recognized indicator used to measure overall performance of small company stocks. One cannot invest directly in an index.

Berger Funds o September 30, 2001 Combined Annual Report

                                                                    Berger Funds

PERFORMANCE OVERVIEW
================================================================================

BERGER SMALL COMPANY GROWTH FUND -
INVESTOR SHARES* - GROWTH OF $10,000
                                    [GRAPH]


                                        9/30/01

Berger Small Company Growth Fund -
Investor Shares                         $20,506

Russell 2000 Index                      $17,436

Russell 2000 Growth Index               $13,140

Average Annual Total Returns as of September 30, 2001

One Year                           (59.36)%

Five Year                            1.56%

Life of Fund (12/30/93)              9.71%

--------------------------------------------------------------------------------

BERGER SMALL COMPANY GROWTH FUND -
INSTITUTIONAL SHARES* - GROWTH OF $250,000
                                    [GRAPH]


                                         9/30/01

Berger Small Company Growth Fund -
Institutional Shares                    $519,570

Russell 2000 Index                      $435,906

Russell 2000 Growth Index               $328,512

Average Annual Total Returns as of September 30,2001

One Year                              (59.03)%

Five Year                               1.83%

Life of Fund (12/30/93)                 9.90%

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investments in small company stocks may involve greater risks, including price volatility, and rewards than investments in larger companies. The Fund's recent performance has sustained significant gains and losses because of market volatility in the technology sector, and current performance may lower than the figures shown.

                        Berger Funds o September 30, 2001 Combined Annual Report

20

BERGER SMALL COMPANY
GROWTH FUND
================================================================================
SCHEDULE OF INVESTMENTS


                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.56%)
Commercial Services - Miscellaneous (4.65%)
     172,630     FTI Consulting, Inc.*                               $ 5,075,322
     854,770     The Corporate Executive Board Co.*                   22,292,401
--------------------------------------------------------------------------------
                                                                      27,367,723
--------------------------------------------------------------------------------

Commercial Services - Staffing (1.16%)
     261,780     Administaff, Inc.*                                    6,806,280
--------------------------------------------------------------------------------

Computer - Integrated Systems (3.03%)
     262,320     Cerner Corp.*                                        12,984,840
     129,380     Mercury Computer Systems, Inc.*                       4,858,219
--------------------------------------------------------------------------------
                                                                      17,843,059
--------------------------------------------------------------------------------

Computer - Manufacturers (1.03%)
     665,220     Concurrent Computer Corp.*                            6,040,197
--------------------------------------------------------------------------------

Computer - Networking (0.80%)
     281,290     Lantronix, Inc.*                                      1,715,869
     354,640     McDATA Corp. - Class A*                               2,975,429
--------------------------------------------------------------------------------
                                                                       4,691,298
--------------------------------------------------------------------------------

Computer - Optical Recognition (1.20%)
     288,740     Optimal Robotics Corp.*                               7,074,130
--------------------------------------------------------------------------------

Computer - Peripheral Equipment (1.09%)
     211,120     NYFIX, Inc.*                                          3,019,016
     224,180     Sage, Inc.*                                           3,418,745
--------------------------------------------------------------------------------
                                                                       6,437,761
--------------------------------------------------------------------------------

Computer - Services (0.93%)
     236,880     Photon Dynamics, Inc.*                                5,483,772
--------------------------------------------------------------------------------

Computer Software - Educational/Entertainment (0.85%)
     116,420     THQ, Inc.*                                            5,023,523
--------------------------------------------------------------------------------

Computer Software - Enterprise (2.73%)
     324,880     NetIQ Corp.*                                          7,397,517
     169,480     SeaChange International, Inc.*                        2,960,815
     349,140     SmartForce PLC - Spon. ADR*                           5,711,930
--------------------------------------------------------------------------------
                                                                      16,070,262
--------------------------------------------------------------------------------

Computer Software - Finance (1.73%)
     269,300     Advent Software, Inc.*                               10,139,145
--------------------------------------------------------------------------------

Computer Software - Medical (1.92%)
     848,790     Eclipsys Corp.*                                      11,288,907
--------------------------------------------------------------------------------

Electrical - Equipment (1.36%)
     232,070     AstroPower, Inc.*                                     8,008,735
--------------------------------------------------------------------------------

Electronics - Military Systems (0.58%)
     172,510     The Titan Corp.*                                      3,381,196
--------------------------------------------------------------------------------

                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.56%) - CONTINUED
Electronics - Miscellaneous Components (1.55%)
     548,690     RF Micro Devices, Inc.*                             $ 9,119,227
--------------------------------------------------------------------------------

Electronics - Miscellaneous Products (0.51%)
     259,610     Pemstar, Inc.*                                        2,985,515
--------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (1.92%)
      85,410     Brooks Automation, Inc.*                              2,271,051
     247,070     FEI Co.*                                              5,373,772
      60,540     MKS Instruments, Inc.*                                1,074,585
     103,410     Rudolph Technologies, Inc.*                           2,550,090
--------------------------------------------------------------------------------
                                                                      11,269,498
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (8.18%)
     459,550     Alpha Industries, Inc.*                               8,901,483
     579,300     ARM Holdings PLC - Spon. ADR                          6,111,615
     347,610     Cree, Inc.*                                           5,137,675
     109,100     Genesis Microchip, Inc.*                              3,070,074
     327,390     Globespan, Inc.*                                      2,959,605
     334,650     Intersil Corp. - Class A*                             9,343,428
      81,090     OAK Technology, Inc.*                                   632,502
     255,290     Plexus Corp.*                                         6,019,738
     244,710     Zoran Corp.*                                          5,926,876
--------------------------------------------------------------------------------
                                                                      48,102,996
--------------------------------------------------------------------------------

Finance - Investment Management (1.82%)
     188,570     Affiliated Managers Group, Inc.*                     10,712,661
--------------------------------------------------------------------------------

Finance - Mortgage & Related Services (0.62%)
     133,690     IndyMac Bancorp, Inc.*                                3,624,335
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (4.22%)
     570,170     eFunds Corp.*                                         9,493,330
     266,210     Investors Financial Services Corp.                   15,344,344
--------------------------------------------------------------------------------
                                                                      24,837,674
--------------------------------------------------------------------------------

Insurance - Property/Casualty/Title (1.41%)
     156,610     Fidelity National Financial, Inc.                     4,211,242
     202,450     First American Corp.                                  4,099,612
--------------------------------------------------------------------------------
                                                                       8,310,854
--------------------------------------------------------------------------------

Internet - E*Commerce (0.98%)
     904,760     NextCard, Inc.*                                       5,763,321
--------------------------------------------------------------------------------

Internet - ISP/Content (1.08%)
     545,340     Exult, Inc.*                                          6,375,024
--------------------------------------------------------------------------------

Internet - Network Security/Solutions (1.93%)
     557,610     SonicWall, Inc.*                                      6,624,406
     223,150     WebEx Communications, Inc.*                           4,739,706
--------------------------------------------------------------------------------
                                                                      11,364,112
--------------------------------------------------------------------------------

Berger Funds o September 30, 2001 Combined Annual Report

                                                                    Berger Funds

================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.56%) - CONTINUED
Internet - Software (1.99%)
     492,600     Quest Software, Inc.*                              $  5,704,308
     382,010     Retek, Inc.*                                          4,649,061
     550,920     Support.com, Inc.*                                    1,322,208
--------------------------------------------------------------------------------
                                                                      11,675,577
--------------------------------------------------------------------------------

Media - Cable TV (0.86%)
     274,460     Insight Communications Co., Inc.*                     5,050,064
--------------------------------------------------------------------------------

Media - Radio/TV (1.36%)
     204,190     Hispanic Broadcasting Corp.*                          3,287,459
     405,830     Radio One, Inc. - Class D*                            4,683,278
--------------------------------------------------------------------------------
                                                                       7,970,737
--------------------------------------------------------------------------------

Medical - Biomedical/Genetics (17.10%)
     584,680     Arena Pharmaceuticals, Inc.*                          6,431,480
     734,330     Celgene Corp.*                                       19,408,341
      92,660     Cephalon, Inc.*                                       4,621,880
     163,740     COR Therapeutics, Inc.*                               3,705,436
     360,170     Diversa Corp.*                                        3,385,598
     254,950     ICOS Corp.*                                          12,546,089
     181,610     IDEC Pharmaceuticals Corp.*                           9,002,407
     141,500     InterMune, Inc.*                                      5,412,375
     244,480     Invitrogen Corp.*                                    16,077,004
     447,760     Medarex, Inc.*                                        6,761,176
     126,970     Medimmune, Inc.*                                      4,523,941
     389,920     Regeneron Pharmaceuticals, Inc.*                      8,671,820
--------------------------------------------------------------------------------
                                                                     100,547,547
--------------------------------------------------------------------------------

Medical - Ethical Drugs (3.06%)
     116,580     CELL THERAPEUTICS, INC.*                              2,803,749
      68,690     CIMA Labs, Inc.*                                      4,172,949
     422,715     First Horizon Pharmaceutical Corp.*                  11,003,271
--------------------------------------------------------------------------------
                                                                      17,979,969
--------------------------------------------------------------------------------

Medical - Hospitals (0.62%)
      98,500     Province Healthcare Co.*                              3,618,890
--------------------------------------------------------------------------------

Medical - Instruments (1.78%)
     190,110     Thoratec Corp.*                                       3,144,419
     357,300     Ventana Medical Systems, Inc.*#                       7,303,212
--------------------------------------------------------------------------------
                                                                      10,447,631
--------------------------------------------------------------------------------

Medical/Dental - Supplies (0.18%)
     487,620     Align Technology, Inc.*#                              1,063,011
--------------------------------------------------------------------------------

Medical/Dental/Services (1.36%)
     220,330     Accredo Health, Inc.*                                 8,020,012
--------------------------------------------------------------------------------

Retail - Apparel/Shoe (1.31%)
     274,810     bebe stores, inc.*                                    4,138,638
     134,160     Coach, Inc.*                                          3,556,581
--------------------------------------------------------------------------------
                                                                       7,695,219
--------------------------------------------------------------------------------

                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.56%) - CONTINUED
Retail - Consumer Electronics (0.46%)
     101,310     Electronics Boutique
                 Holdings Corp.                                     $  2,730,304
--------------------------------------------------------------------------------

Retail - Mail Order & Direct (0.77%)
     190,620     Williams-Sonoma, Inc *                                4,538,662
--------------------------------------------------------------------------------

Retail - Restaurants (2.47%)
     239,460     P.F. Chang's China Bistro, Inc.*                      8,601,403
      82,560     Panera Bread Co.*                                     2,888,774
     127,830     The Cheesecake Factory, Inc.*                         3,061,528
--------------------------------------------------------------------------------
                                                                      14,551,705
--------------------------------------------------------------------------------

Retail - Super/Mini Markets (1.94%)
     363,860     Whole Foods Market, Inc.*                            11,428,842
--------------------------------------------------------------------------------

Retail/Wholesale - Food (1.23%)
     399,110     United Natural Foods, Inc.*                           7,255,819
--------------------------------------------------------------------------------

Telecommunications - Cellular (4.88%)

     253,150     AIRGATE PCS, INC.*                                   11,244,923
     480,770     Alamosa Holdings, Inc.*                               6,658,664
     156,240     Triton PCS Holdings, Inc.*                            5,937,120
     598,910     UbiquiTel, Inc.*                                      4,833,203
--------------------------------------------------------------------------------
                                                                      28,673,910
--------------------------------------------------------------------------------

Telecommunications - Equipment (5.82%)
     625,270     Harmonic, Inc.*                                       5,064,687
     265,960     Picturetel Corp.*                                     1,589,111
     172,510     Polycom, Inc.*                                        4,204,068
     377,380     Powerwave Technologies, Inc.*                         4,498,369
     778,310     Spectrasite Holdings, Inc.*                           1,875,727
     835,030     UTStarcom, Inc.*                                     13,569,237
     345,920     Virata Corp.*                                         3,452,281
--------------------------------------------------------------------------------
                                                                      34,253,480
--------------------------------------------------------------------------------

Telecommunications - Services (1.58%)
     402,730     Allegiance Telecom, Inc.*                             1,212,217
     315,890     Intrado, Inc.*                                        8,105,737
--------------------------------------------------------------------------------
                                                                       9,317,954
--------------------------------------------------------------------------------

Transportation - Shipping (0.51%)
      75,850     A.C.L.N. Ltd.*                                        2,977,112
--------------------------------------------------------------------------------
Total Common Stock
(Cost $638,891,088)                                                  567,917,650
--------------------------------------------------------------------------------

                        Berger Funds o September 30, 2001 Combined Annual Report

22

BERGER SMALL COMPANY
GROWTH FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
PREFERRED STOCK - CONVERTIBLE (0.10%)
Computer - Peripheral Equipment (0.02%)
     665,000     Candescent Technologies Corp. -
                 Series E*@o                                        $     99,750
--------------------------------------------------------------------------------

Telecommunications - Equipment (0.08%)
     644,462     Cidera, Inc. - Series D*@o                              483,346
--------------------------------------------------------------------------------
Total Preferred Stock - Convertible
(Cost $9,296,220)                                                        583,096
--------------------------------------------------------------------------------

Repurchase Agreement (1.27%)
  $7,455,000     State Street Repurchase Agreement,
                 3.12% dated September 28, 2001,
                 to be repurchased at $7,456,938 on
                 October 1, 2001, collateralized by
                 FHLMC Agency Note, 5.00% -
                 April 30, 2003 with a value
                 of $7,605,830                                         7,455,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $7,455,000)                                                      7,455,000
--------------------------------------------------------------------------------
Total Investments (Cost $655,642,308) (97.93%)                       575,955,746
Total Other Assets, Less Liabilities (2.07%)                          12,150,024
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                $588,105,770
--------------------------------------------------------------------------------

* Non-income producing security.
ADR - American Depositary Receipt.
FHLMC - Federal Home Loan Mortgage Corp.
PLC - Public Limited Company.
@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees. # The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with affiliates for the year ended
  September 30, 2001:

                                                               Change in
                                Market Value    Purchases       Sales         Unrealized     Market Value    Dividend   Realized
                                 9/30/2000       at Cost        at Cost       Appr./(Depr.)    9/30/2001      Income    Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------
Align Technology, Inc.          $        --    $6,876,055    $         --    $(5,813,044)      $1,063,011    $   --    $        --
Universal Electronics, Inc.      30,856,719            --     (19,825,396)   (11,031,323)              --        --      1,825,677
Ventana Medical Systems, Inc.    19,927,495            --     (13,035,590)       411,307        7,303,212        --     (1,798,710)
------------------------------------------------------------------------------------------------------------------------------------
                                $50,784,214                                                    $8,366,223    $   --
------------------------------------------------------------------------------------------------------------------------------------

o  Schedule of Restricted Securities and/or Illiquid Securities

                                                                        Fair Value
                            Date                              Fair        as a %
                         Acquired          Cost             Value of    Net Assets
----------------------------------------------------------------------------------
Candescent
Technologies
Corp. -
Series E -
  Preferred Stock        5/1/1996       $3,657,500          $99,750        0.02%
Cidera, Inc. -
Series D -
  Preferred Stock        9/1/2000       $5,638,720          $483,346       0.08%
----------------------------------------------------------------------------------
                                                            $583,096       0.10%
----------------------------------------------------------------------------------

See notes to financial statements.

Berger Funds o September 30, 2001 Combined Annual Report

                                                                    Berger Funds

                         Ticker Symbol - Investor Shares                   BENGX
                                       - Institutional Shares              BNWIX
BERGER NEW
GENERATION FUND          Fund Number   - Investor Shares                     344
                                       - Institutional Shares                914
                         PORTFOLIO MANAGER COMMENTARY         MARK S. SUNDERHUSE
================================================================================

MARKET CONDITIONS

The past fiscal year was one of the most difficult periods on record, especially for growth-stock investors. There are two main reasons for this, in our view. First, beginning in the fourth quarter of 2000, the economy slowed suddenly, which affected the earnings growth of most companies. In general, the fastest growing were the hardest hit. Their revenue and earnings growth rates had been so high that they had farther to fall, and fall they did. Second, and perhaps more important in our view, the valuations that had reflected those extremely high growth rates shrank along with their slowing revenue and earnings growth. This highly toxic combination brought growth-stock prices down even more than the prices in the market in general.

FUND PERFORMANCE

The New Generation Fund (the "Fund") suffered significantly from this combined effect in every area in which it was invested, declining by 79.44% (Investor Shares) and 79.28% (Institutional Shares) for the fiscal year when compared with the S&P 500 Index,(1) which fell by 26.61% and the Nasdaq Composite Index(2) which dropped 59.19%. Clearly, these results are immensely disappointing. This has been an extremely painful year for growth investors and a very humbling one for growth portfolio managers. Although we at Berger did anticipate an economic slowdown, we did not foresee the magnitude or the duration of the decline. And, given the luxury of hindsight, there are some things I would like to have done differently. As you might expect, as a portfolio manager, I am invested in the Fund and am compensated on relative performance. While I certainly understand that it is of little comfort to my fellow shareholders, my personal financial situation is tied tightly to the Fund's performance and has been negatively impacted.

New Generation is a very aggressive fund. It was created to invest in companies that capitalize on innovation and visionary new ideas that have the potential to change the way we live and work in the future. Investor confidence in the future has suffered--so have the companies we look for in the New Generation Fund. But we have confidence that as has been the case many times before, the stock markets will recover, and we believe that investors again will embrace the potential that these companies offer.

Not surprisingly, technology had the largest negative impact on Fund performance. We reduced technology holdings during the first half of the year in response to slowing growth; however, it remains prominent. Our conviction in the future of fundamentally sound technology companies remains strong, and our changes were made to balance near-term fundamentals with longer-term opportunities. The moves were part of our overall strategy to position the Fund as well as possible for an anticipated recovery.

Companies in the communication equipment group such as Sonus Networks, Inc.; ONI Systems, Inc.; and CIENA Corp. were very disappointing. These names declined tremendously with the nationwide reduction of capital spending and the realization that a large amount of additional bandwidth would not be necessary. In addition, semiconductor names including Vitesse Semiconductor Corp. and Applied Micro Circuits Corp. found the end demand for the products they produce virtually disappeared.

We also had significant exposure in the healthcare sector, focusing largely on biotechnology companies that we believe hold long-term promise as new treatments and cures are accelerated with the use of new tools and procedures. However, as an industry, biotechnology underperformed in large part because of their lack of near-term predictability, despite what we believe is their significant long-term growth potential. Names dependent on the FDA for approvals of new products including Aviron, Immunex Corp. and Genomica Corp. did not fare well and were sold. A slowdown in spending also took a toll on scientific equipment companies such as Invitrogen Corp. and Applera Corp.-Applied Biosystems Group. On the positive side of the ledger were Ventana Medical Systems, Inc., Celgene Corp. and Inhale Therapeutic Systems, Inc.

Energy was a positive contributor during the first half of the year. Grey Wolf, Inc. and Precision Drilling Corp. performed well, as did exploration-oriented Western Gas Resources, Inc. However, during the second half of the year fundamentals deteriorated, particularly in the oil services business and we scaled back the Fund's exposure to the sector.

OUTLOOK

Growth investing, especially in funds like New Generation, is very much about the future. As a nation, our confidence in the future has been shaken by the downward slide in the economy, the events of September 11th and the weeks that have followed. During these uncertain times it can be difficult to feel as confident about the future as we did even a year ago. Despite that, our faith in the spirit of the American people, the strength of our economy and the resiliency of American companies has not been shaken.

We have confidence in the companies we own and, despite the contractions in their valuations and the near-term impact on their growth rates, we believe they will be able to navigate the challenges ahead and emerge from this difficult period poised to resume their growth rates and to succeed in the coming years.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The S&P 500 Index is an unmanaged index, with dividends reinvested, that consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

(2) The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted, includes reinvestment of dividends, and is unmanaged. One cannot invest directly in an index.

                        Berger Funds o September 30, 2001 Combined Annual Report

24

PERFORMANCE OVERVIEW
================================================================================

BERGER NEW GENERATION FUND -
INVESTOR SHARES* - GROWTH OF $10,000

                               [GRAPH]


                                   9/30/01

Berger New Generation Fund -
Investor Shares                    $ 9,687

S&P 500 Index                      $17,554

Nasdaq Composite Index             $13,608

Average Annual Total Returns as of September 30, 2001

One Year                           (79.44)%

Five Year                           (3.90)%

Life of Fund (3/29/96)              (0.58)%

BERGER NEW GENERATION FUND -
INSTITUTIONAL SHARES* - GROWTH OF $250,000

                               [GRAPH]



                                    9/30/01

Berger New Generation Fund -
Institutional Shares               $242,057

S&P 500 Index                      $438,855

Nasdaq Composite Index             $340,203

Average Annual Total Returns as of September 30, 2001

One Year                           (79.28)%

Five Year                           (3.91)%

Life of Fund (3/29/96)              (0.58)%

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Given the Fund's focus on leading-edge companies and those in rapidly changing industries, its investments may involve greater risks and price volatility than those in companies in more stable industries. The Fund's recent performance has sustained significant gains and losses because of market volatility in the technology sector, and current performance may be lower than the figures shown.

Berger Funds o September 30, 2001 Combined Annual Report

                                                                    Berger Funds

BERGER NEW
GENERATION FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (95.53%)
Commercial Services - Security/Safety (3.86%)
     354,750     Identix, Inc.*                                       $2,887,665
      85,840     Macrovision Corp.*                                    2,438,714
--------------------------------------------------------------------------------
                                                                       5,326,379
--------------------------------------------------------------------------------

Computer - Manufacturers (2.87%)
     436,110     Concurrent Computer Corp.*                            3,959,878
--------------------------------------------------------------------------------

Computer - Networking (1.82%)
     300,016     McDATA Corp. - Class A*                               2,517,134
--------------------------------------------------------------------------------

Computer - Optical Recognition (0.74%)
      41,870     Optimal Robotics Corp.*                               1,025,815
--------------------------------------------------------------------------------

Computer - Services (1.95%)
     680,350     StorageNetworks, Inc.*                                2,694,186
--------------------------------------------------------------------------------

Computer Software - Educational/Entertainment (1.65%)
      52,830     THQ, Inc.*                                            2,279,614
--------------------------------------------------------------------------------

Computer Software - Enterprise (3.37%)
     103,080     Citrix Systems, Inc.*                                 2,040,984
      86,540     Stellent, Inc.*                                       1,246,176
      73,830     VERITAS Software Corp.*                               1,361,425
--------------------------------------------------------------------------------
                                                                       4,648,585
--------------------------------------------------------------------------------

Computer Software - Medical (1.04%)
     107,510     Eclipsys Corp.*                                       1,429,883
--------------------------------------------------------------------------------

Computer Software - Security (1.24%)
      77,570     Check Point Software
                 Technologies Ltd.*                                    1,708,091
--------------------------------------------------------------------------------

Diversified Operations (1.39%)
      57,960     AOL Time Warner, Inc.*                                1,918,476
--------------------------------------------------------------------------------

Electronics - Military Systems (2.64%)
      14,860     Alliant Techsystems, Inc.*                            1,272,016
      82,420     EDO Corp.                                             2,369,575
--------------------------------------------------------------------------------
                                                                       3,641,591
--------------------------------------------------------------------------------

Electronics - Miscellaneous Components (2.47%)
      83,004     Marvell Technology Group Ltd.*                        1,191,107
     133,560     RF Micro Devices, Inc.*                               2,219,767
--------------------------------------------------------------------------------
                                                                       3,410,874
--------------------------------------------------------------------------------

Electronics - Miscellaneous Products (0.75%)
      52,474     Gemstar-TV Guide International, Inc.*                 1,034,262
--------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (2.66%)
      77,780     FEI Co.*                                              1,691,715
      19,030     Kla-Tencor Corp.*                                       600,967
      77,520     Nanometrics, Inc.*                                    1,372,879
--------------------------------------------------------------------------------
                                                                       3,665,561
--------------------------------------------------------------------------------


                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (95.53%) - CONTINUED
Electronics - Semiconductor Manufacturing (5.39%)
     106,670     Alpha Industries, Inc.*                             $ 2,066,197
     103,930     Applied Micro Circuits Corp.*                           726,470
     134,060     Centillium Communications, Inc.*                        812,403
     371,800     Multilink Technology Corp.*                           1,922,206
      63,890     QLogic Corp.*                                         1,213,910
     227,200     TranSwitch Corp.*                                       695,232
--------------------------------------------------------------------------------
                                                                       7,436,418
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (2.13%)
      87,540     CheckFree Corp.*                                      1,485,553
      87,250     eFunds Corp.*                                         1,452,712
--------------------------------------------------------------------------------
                                                                       2,938,265
--------------------------------------------------------------------------------

Internet - E*Commerce (6.35%)
     159,420     1-800-FLOWERS.COM,Inc.*                               1,922,605
      33,260     eBay, Inc.*                                           1,521,645
     833,730     NextCard, Inc.*                                       5,310,860
--------------------------------------------------------------------------------
                                                                       8,755,110
--------------------------------------------------------------------------------

Internet - ISP/Content (3.24%)
     195,270     Earthlink, Inc.*                                      2,973,962
     128,090     Exult, Inc.*                                          1,497,372
--------------------------------------------------------------------------------
                                                                       4,471,334
--------------------------------------------------------------------------------

Internet - Network Security/Solutions (3.17%)
     100,860     VeriSign, Inc.*                                       4,226,034
       7,150     WebEx Communications, Inc.*                             151,866
--------------------------------------------------------------------------------
                                                                       4,377,900
--------------------------------------------------------------------------------

Internet - Software (6.41%)
     219,030     Openwave Systems, Inc.*                               2,792,650
     178,060     Quest Software, Inc.*                                 2,061,934
     224,820     Retek, Inc.*                                          2,736,059
     608,260     Vitria Technology, Inc.*                              1,246,933
--------------------------------------------------------------------------------
                                                                       8,837,576
--------------------------------------------------------------------------------

Medical - Biomedical/Genetics (19.74%)
      73,750     Abgenix, Inc.*                                        1,674,125
      62,220     Amgen, Inc.*                                          3,656,047
     190,290     Celgene Corp.*                                        5,029,364
      36,160     Enzon, Inc.*                                          1,844,160
     101,420     Genentech, Inc.*                                      4,462,480
      46,680     IDEC Pharmaceuticals Corp.*                           2,313,927
      71,380     Invitrogen Corp.*                                     4,693,948
     161,100     Medarex, Inc.*                                        2,432,610
      62,790     Millenium Pharmaceuticals, Inc.*                      1,115,150
--------------------------------------------------------------------------------
                                                                      27,221,811
--------------------------------------------------------------------------------

Medical - Instruments (2.41%)
      45,410     Medtronic, Inc.                                       1,975,335
      33,840     SurModics, Inc.*                                      1,351,908
--------------------------------------------------------------------------------
                                                                       3,327,243
--------------------------------------------------------------------------------

                        Berger Funds o September 30, 2001 Combined Annual Report

26

BERGER NEW
GENERATION FUND
================================================================================
SCHEDULE OF INVESTMENTS


                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
COMMON STOCK (95.53%) - CONTINUED
Medical - Products (2.26%)
     113,260     Regeneration Technologies, Inc.*                   $  1,319,479
      49,810     Sepracor, Inc.*                                       1,788,179
--------------------------------------------------------------------------------
                                                                       3,107,658
--------------------------------------------------------------------------------

Retail - Miscellaneous/Diversified (0.57%)
      21,670     Barnes & Noble, Inc.*                                   782,287
--------------------------------------------------------------------------------

Telecommunications - Cellular (2.09%)
     193,340     Nextel Communications, Inc. -
                 Class A*                                              1,674,324
     149,420     UbiquiTel, Inc.*                                      1,205,819
--------------------------------------------------------------------------------
                                                                       2,880,143
--------------------------------------------------------------------------------

Telecommunications - Equipment (11.95%)
     122,010     Harmonic, Inc.*                                         988,281
     405,740     Next Level Communications, Inc.*                      1,241,523
     108,080     Nokia Corp. - Spon. ADR                               1,691,452
      78,050     Polycom, Inc.*                                        1,902,078
     125,450     Powerwave Technologies, Inc.*                         1,495,364
      17,160     QUALCOMM, Inc.*                                         815,786
     136,920     Sonus Networks, Inc.*                                   410,760
     768,810     Spectrasite Holdings, Inc.*                           1,852,832
     374,360     Telefonaktiebolaget LM Ericsson -
                 Spon. ADR                                             1,306,516
     245,560     Terayon Corp.*                                        1,750,842
     186,080     UTStarcom, Inc.*                                      3,023,800
--------------------------------------------------------------------------------
                                                                      16,479,234
--------------------------------------------------------------------------------

Telecommunications - Services (1.37%)
      73,520     Intrado, Inc.*                                        1,886,523
--------------------------------------------------------------------------------
Total Common Stock
(Cost $191,713,569)                                                  131,761,831
--------------------------------------------------------------------------------

CORPORATE DEBT - CONVERTIBLE (0.16%)
Computer - Services (0.16%)
  $2,000,000     Kestrel Solutions;
                 5.50%, 7/15/2005@o                                      221,600
--------------------------------------------------------------------------------
Total Corporate Debt - Convertible
(Cost $2,170,000)                                                        221,600
--------------------------------------------------------------------------------

                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
PREFERRED STOCK - CONVERTIBLE (1.04%)
Internet - ISP/Content (0.61%)
     396,417     netLibrary, Inc. - Series C*@o                     $    844,368
--------------------------------------------------------------------------------

Telecommunications - Equipment (0.43%)
     371,550     Cidera, Inc. - Series D*@o                              278,662
     173,950     LuxN, Inc. - Series E*@o                                311,370
--------------------------------------------------------------------------------
                                                                         590,032
--------------------------------------------------------------------------------
Total Preferred Stock - Convertible
(Cost $10,738,366)                                                     1,434,400
--------------------------------------------------------------------------------
Total Investments (Cost $204,621,935) (96.73%)                       133,417,831
Total Other Assets, Less Liabilities (3.27%)                           4,507,799
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                $137,925,630
--------------------------------------------------------------------------------

*Non-income producing security.
ADR - American Depositary Receipt.
@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees.

o  Schedule of Restricted Securities and/or Illiquid Securities

                                                                      Fair Value
                                 Date                        Fair       as a %
                              Acquired          Cost       Value of   Net Assets
--------------------------------------------------------------------------------
netLibrary, Inc. -
Series C -
 Preferred Stock             10/12/1999      $5,000,005     $844,368     0.61%
Kestrel Solutions
  Convertible Stock            8/8/2000      $2,170,000     $221,600     0.16%
Cidera , Inc. -
Series D -
  Preferred Stock              9/1/2000      $3,250,876     $278,662     0.20%
LuxN, Inc. -
Series E -
  Preferred Stock            12/20/2000      $2,487,485     $311,370     0.23%
--------------------------------------------------------------------------------
                                                          $1,656,000     1.20%
--------------------------------------------------------------------------------

See notes to financial statements.

Berger Funds o September 30, 2001 Combined Annual Report

                                                                    Berger Funds

BERGER                         Ticker Symbol                               BESLX
SELECT FUND                    Fund Number                                   214
                               PORTFOLIO MANAGER COMMENTARY        JAY W. TRACEY
                                                                STEVEN L. FOSSEL
                                                                 PAUL A. LAROCCO
                                                              MARK S. SUNDERHUSE
================================================================================

MARKET CONDITIONS

The past fiscal year was one of the most difficult periods on record, especially for growth-stock investors. We believe there are two main reasons for this. First, beginning in the fourth quarter 2000, the economy slowed suddenly, which affected the earnings growth of most companies. In general, the fastest growing were the hardest hit. Their revenue and earnings growth rates had been so high that they had farther to fall, and fall they did. Second, and perhaps more important in our view, the valuations that reflected those extremely high growth rates shrank along with their slowing revenue and earnings growth. This highly toxic combination brought growth stock prices down even more than the price of the market in general.

FUND PERFORMANCE

The Berger Select Fund (th "Fund") suffered significantly from this combined effect in every area in which it was invested, declining by 65.47% for the fiscal year compared with the S&P 500 Index,(1) which fell by 26.61% and the Russell 3000 Growth Index(2) which dropped 45.37%. Clearly, these results are immensely disappointing. This has been a painful year for growth investors and a humbling one for growth portfolio managers. As you might expect, as portfolio managers, we are invested in the Fund and are compensated on relative performance. While we certainly understand that it is of little comfort to our fellow shareholders, our personal financial situations are tied tightly to the Fund's performance and have been negatively impacted.

At Berger, we did anticipate a slowdown in the economy, but we did not anticipate the magnitude or duration of the decline. Given the benefit of 20/20 hindsight, we can say we would like to have made some different decisions during the year. However, we firmly believe in sticking with our investment philosophy.

Technology, the largest component of the Fund, experienced steeper drops than most other sectors, even after delivering positive returns in the second quarter 2001. We significantly reduced our technology exposure over the year. Telecommunications-oriented vendors such as ONI Systems, Inc.; CIENA Corp.; and Openwave Systems, Inc. suffered as a result of weak carrier capital spending and we sold them during the third quarter. Other areas of technology that had shown better revenue and earnings results early in the year, such as storage systems and software, succumbed to economic weakness over the summer. We sold several of our holdings, including McData Corp. and VERITAS Software Corp. We continue to hold carefully selected companies that have retained or extended their leadership positions in promising areas of technology, including Nokia Corp., Microsoft Corp. and VeriSign, Inc.

The Fund's second-largest sector, healthcare holdings, includes pharmaceuticals; (Pfizer, Inc.), biotechnology (Amgen, Inc.; Genentech, Inc.; and Celgene Corp.) and services (Tenet Healthcare Corp.). Defensive healthcare services and some medical devices stocks held up relatively well during the year. The more aggressive biotechnology companies have suffered since April despite strong fundamentals, primarily because of the lower price/earnings ratios (P/Es) accorded growth companies in general. As an industry, biotechnology under-performed also as a result of their lack of near-term predictability, despite what we believe is their significant long-term growth potential.

Although we began the year with no exposure to financial stocks, this sector is now our third largest. In the third quarter, the worsening outlook for consumer spending took a toll on NextCard, Inc., Freddie Mac and Washington Mutual, Inc., but gained late in the year as a result of increases in mortgage refinancing.

In the energy and utility sectors, the first half of the fiscal year was strong, while the second half was much weaker. Many of the Fund's energy services holdings such as Nabors Industries were strong performers in the first part of the year because of strong commodity prices and high levels of drilling activity. This reversed in the second half as slowing economic activity caused deterioration in the supply/demand balance. We reduced our holdings as this began to happen, and later sold them out entirely.

Consumer stocks had held up reasonably well most of the year, but weakened in the third quarter along with the economy. Broadcast/media holdings such as AOL Time Warner, Inc. and EchoStar Communications Corp. suffered over concerns about continued weakness in advertising spending. We view these companies as strong long-term franchises and, at this point in the economic cycle, are more inclined to buy them on weakness than to sell. New positions in Best Buy Co., Inc. and eBay, Inc. were added late in the third quarter based on their strong fundamentals.

OUTLOOK

Growth investing, especially in funds like Select, is very much about the future. As a nation, our confidence in the future has been shaken by the downward slide in the economy, the events of September 11th and the weeks that have followed. During such uncertain times it can be difficult to feel as confident about the future as we did even a year ago. Despite that, our faith in the spirit of the American people, the strength of our economy and the resiliency of American companies has not been shaken.

We have confidence in the companies we own. Despite the contractions in their valuations and the near-term impact on their growth rates, we believe they will be able to navigate the challenges ahead and emerge from this difficult period poised to resume their growth rates and to succeed in the years ahead.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The S&P 500 Index is an unmanaged index, with dividends reinvested, that consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

(2) The Russell 3000 Growth Index, which includes reinvestment of dividends, measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Index is unmanaged, and investors cannot actually make investments in the Index.

                        Berger Funds o September 30, 2001 Combined Annual Report

28

PERFORMANCE OVERVIEW
================================================================================

BERGER SELECT FUND - GROWTH OF $10,000

                      [GRAPH]

                              9/30/01

Berger Select Fund            $10,914

S&P 500 Index                 $11,263

Russell 3000 Growth Index     $ 9,727

Average Annual Total Returns as of September 30, 2001

One Year                      (65.47)%

Life of Fund (12/31/97)         2.36%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Because Berger Select Fund is not a diversified fund, it can take larger positions in fewer companies, increasing the overall risk/reward profile of the Fund.The Fund's recent performance has sustained significant gains and losses because of market volatility in the technology sector, and current performance may be lower than the figures shown.

================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (98.03%)
Commercial Services - Miscellaneous (3.29%)
      32,000     The Corporate Executive Board Co.*                   $  834,560
--------------------------------------------------------------------------------

Computer - Manufacturers (5.09%)
     142,000     Concurrent Computer Corp.*                            1,289,360
--------------------------------------------------------------------------------

Computer Software - Desktop (2.62%)
      13,000     Microsoft Corp.*                                        665,210
--------------------------------------------------------------------------------

Computer Software - Security (2.17%)
      24,920     Check Point Software Technologies Ltd.*                 548,739
--------------------------------------------------------------------------------

Diversified Operations (8.55%)
      16,000     AOL Time Warner, Inc.*                                  529,600
      36,000     Tyco International Ltd.                               1,638,000
--------------------------------------------------------------------------------
                                                                       2,167,600
--------------------------------------------------------------------------------

Electrical - Equipment (2.00%)
      13,630     General Electric Co.                                    507,036
--------------------------------------------------------------------------------

                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (98.03%) - CONTINUED
Finance - Mortgage & Related Services (3.08%)
      12,000     Freddie Mac                                          $  780,000
--------------------------------------------------------------------------------

Finance - Savings & Loan (2.73%)
      18,000     Washington Mutual, Inc.                                 692,640
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (7.96%)
      20,000     Concord EFS, Inc.*                                      979,000
      18,000     Investors Financial Services Corp.                    1,037,520
--------------------------------------------------------------------------------
                                                                       2,016,520
--------------------------------------------------------------------------------

Internet - E*Commerce (6.86%)
      11,000     eBay, Inc.*                                             503,250
     193,760     NextCard, Inc.*                                       1,234,251
--------------------------------------------------------------------------------
                                                                       1,737,501
--------------------------------------------------------------------------------

Internet - Network Security/Solutions (5.79%)
      35,000     VeriSign, Inc.*                                       1,466,500
--------------------------------------------------------------------------------

Internet - Software (1.92%)
      40,000     Retek, Inc.*                                            486,800
--------------------------------------------------------------------------------

Berger Funds o September 30, 2001 Combined Annual Report

                                                                    Berger Funds

BERGER
SELECT FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (98.03%) - CONTINUED
Media - Cable TV (3.95%)
      43,000     Echostar Communications Corp. -
                 Class A*                                             $1,000,610
--------------------------------------------------------------------------------

Medical - Biomedical/Genetics (18.70%)
      25,000     Amgen, Inc.*                                          1,469,000
      50,000     Celgene Corp.*                                        1,321,500
      44,300     Genentech, Inc.*                                      1,949,200
--------------------------------------------------------------------------------
                                                                       4,739,700
--------------------------------------------------------------------------------

Medical - Ethical Drugs (3.01%)
      19,000     Pfizer, Inc.                                            761,900
--------------------------------------------------------------------------------

Medical - Hospitals (1.88%)
       8,000     Tenet Healthcare Corp.*                                 477,200
--------------------------------------------------------------------------------

Oil & Gas - Production/Pipeline (3.55%)
      26,000     Dynegy, Inc.                                            900,900
--------------------------------------------------------------------------------

Retail - Consumer Electronics (1.79%)
      10,000     Best Buy Co., Inc.*                                     454,500
--------------------------------------------------------------------------------

Telecommunications - Cellular (5.71%)
      55,000     Sprint Corp. (PCS Group)*                             1,445,950
--------------------------------------------------------------------------------

Telecommunications - Equipment (7.38%)
      50,000     Nokia Corp. - Spon. ADR                                 782,500
      66,990     UTStarcom, Inc.*                                      1,088,587
--------------------------------------------------------------------------------
                                                                       1,871,087
--------------------------------------------------------------------------------
Total Common Stock
(Cost $28,726,649)                                                    24,844,313
--------------------------------------------------------------------------------
Total Investments (Cost $28,726,649) (98.03%)                         24,844,313
Total Other Assets, Less Liabilities (1.97%)                             499,312
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                 $25,343,625
--------------------------------------------------------------------------------

*Non-income producing security.
ADR - American Depositary Receipt.

See notes to financial statements.

                        Berger Funds o September 30, 2001 Combined Annual Report

30

                       Ticker Symbol - Investor Shares                     BINVX
BERGER INFORMATION                   - Institutional Shares                BINFX
TECHNOLOGY FUND        Fund Number   - Investor Shares                       912
                                     - Institutional Shares                  913
                       PORTFOLIO MANAGER COMMENTARY          WILLIAM F.K. SCHAFF
================================================================================

MARKET CONDITIONS

The past fiscal year was one of the most difficult periods on record, especially for growth-stock investors. There are two main reasons for this, in our view. First, beginning in the fourth quarter of 2000, the economy slowed suddenly, which affected the earnings growth of most companies. In general, the fastest growing were the hardest hit. Their revenue and earnings growth rates had been so high that they had farther to fall, and fall they did. Second, and perhaps more important in our view, the valuations that had reflected those extremely high growth rates, shrank along with their slowing revenue and earnings growth. This highly toxic combination brought growth stock prices down even more than the market in general.

FUND PERFORMANCE

The Berger Information Technology Fund (the "Fund") was down 71.64% (Investor Shares) and 71.48% (Institutional Shares) for the fiscal year, compared with a drop of 28.93% in the Wilshire 5000 Index(1) and the Nasdaq-100 Index(2) which fell 67.26%.

This significant underperformance is largely attributable to the Fund's emphasis on companies that supply the software and services used by corporate information technology (IT) departments. These companies, most of which are profitable and have strong balance sheets, suffered badly over the year as a result of the steep decline in the broader technology group. Although technology declined almost all year in a weakened economy (second quarter provided the only positive performance), the sector was particularly hard hit by the national tragedy on September 11, which accelerated the onset of recession. Many corporate IT customers deferred buying decisions past the end of the third quarter, shutting out most enterprise software and system sales for September. Since anywhere from 40% to 60% of sales are usually concluded in the last month of the quarter, the effect on selling companies was significant. Third quarter 2001 will likely be the worst quarter on record for most technology companies. Many companies preannounced a weak quarter and are driving forward guidance downward. Expectations are low. However, we believe that the fourth quarter 2001 will improve as many of the deals delayed in the previous quarter may be completed as the natural order of business resumes.

During the third calendar quarter in particular, many technology market leaders experienced amazing compression in projected growth rates and, subsequently, valuation, including application infrastructure leader BEA Systems, Inc.; customer relationship management software king, Siebel Systems, Inc.; and storage software leader Veritas Software Corp. In our view, these are not weak and helpless companies--they are among the most well-managed technology companies in the industry. However, just as valuation meant little when demand was high, pricing means very little when demand is very low. Fortunately, these trends generally turn around with the economy. Many of these companies remain profitable with strong and sustainable customer lists, and many of the larger enterprises have survived previous business downturns.

We believe the companies in our portfolio are the most likely to thrive in a weak economic climate are enterprise security vendors such as antiviral/security vendor Symantec Corp., major enterprise resource planning vendors with strong customer relationships and new application pipelines such as SAP AG and leading high-end system integrators such as International Business Machines Corp.

We still like leaders in niches that have been beaten down. Names on our buy list include BEA Systems and Siebel, as well as niche plays like Intuit, Inc, a leading personal finance software company; Interwoven, Inc., an enterprise and Web-based content management provider; and Sungard Data Systems, Inc., a financial systems and disaster recovery software provider.

OUTLOOK

The terrorist attacks on September 11th have changed our world, impacted the economy and created new political and economic uncertainties. The market is also down substantially as a result. However, our faith in the spirit of the American people, the growth of the American economy and the success of great American growth companies has not been shaken. But we will remain cautious in the nearterm. Though corporate spending may not be as robust as the peak years of 1998/1999, we believe there may be a pickup in overall demand by the second half of 2002. Share prices for many of the related technology companies should be the direct beneficiaries of this anticipated rebound.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The Wilshire 5000 Index is an unmanaged index, with dividends reinvested, that tracks the performance of all equity securities issued by U.S. headquartered companies regardless of exchange. One cannot invest directly in an index. Source: Lipper, Inc.

(2) The Nasdaq-100 Index reflects Nasdaq's largest companies across major industry groups, including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. The Index is an unmanaged index, with dividends reinvested, and investors cannot actually make investments in the Index.

Berger Funds o September 30, 2001 Combined Annual Report

                                                                    Berger Funds

PERFORMANCE OVERVIEW
================================================================================

BERGER INFORMATION TECHNOLOGY FUND -
INVESTOR SHARES* - GROWTH OF $10,000

                                    [GRAPH]


                                         9/30/01

Berger Information Technology Fund -
Investor Shares                          $17,517

Wilshire 5000 Index                      $13,853

Nasdaq-100 Index                         $13,950

Average Annual Total Returns as of September 30, 2001

One Year                           (71.64)%

Life of Fund (4/8/97)               13.33%

--------------------------------------------------------------------------------

BERGER INFORMATION TECHNOLOGY FUND -
INSTITUTIONAL SHARES* - GROWTH OF $250,000

                                    [GRAPH]


                                             9/30/01

Berger Information Technology Fund -
Institutional Shares                         $448,275

Wilshire 5000 Index                          $346,317

Nasdaq-100 Index                             $348,761

Average Annual Total Returns as of September 30,2001

One Year                           (71.48)%

Life of Fund (4/8/97)               13.92%

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data for the Investor Shares include periods prior to the adoption of class designations on July 2, 1999, and therefore does not reflect the 0.25% per year 12b-1 fee applicable to the Investor Shares. This would have reduced the Investor Shares' return for that prior period. As a sector fund, the Fund may be subject to greater risk and market fluctuation than funds that have securities representing a broader range of investment alternatives. The Fund's recent performance has sustained significant gains and losses because of market volatility in the technology sector, and current performance may be lower than the figures shown.

                        Berger Funds o September 30, 2001 Combined Annual Report

32

BERGER INFORMATION
TECHNOLOGY FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (87.49%)
Commercial Services - Advertising (1.45%)
      20,000     TMP Worldwide, Inc.*                                 $  567,800
--------------------------------------------------------------------------------

Computer - Integrated Systems (0.73%)
      27,130     Wind River Systems, Inc.*                               284,865
--------------------------------------------------------------------------------

Computer - Manufacturers (7.36%)
       6,800     Dell Computer Corp.*                                    126,004
      21,900     International Business Machines Corp.                 2,021,370
      16,200     NCR Corp.*                                              480,330
      29,720     Sun Microsystems, Inc.*                                 245,784
--------------------------------------------------------------------------------
                                                                       2,873,488
--------------------------------------------------------------------------------

Computer - Memory Devices (1.23%)
      40,830     EMC Corp.*                                              479,752
--------------------------------------------------------------------------------

Computer - Networking (1.18%)
      10,600     Brocade Communications Systems, Inc.*                   148,718
      25,500     Cisco Systems, Inc.*                                    310,590
--------------------------------------------------------------------------------
                                                                         459,308
--------------------------------------------------------------------------------

Computer - Services (11.11%)
      12,000     American Management Systems, Inc.*                      144,120
      25,980     Automatic Data Processing, Inc.                       1,222,099
      14,800     Cognizant Technology Solutions Corp.*                   331,520
      19,455     Electronic Data Systems Corp.                         1,120,218
      15,600     Fiserv, Inc.*                                           533,520
      73,800     StorageNetworks, Inc.*                                  292,248
      29,600     Sungard Data Systems, Inc.*                             691,752
--------------------------------------------------------------------------------
                                                                       4,335,477
--------------------------------------------------------------------------------

Computer Software - Desktop (7.34%)
      28,800     MICROSOFT CORP.*                                      1,473,696
      40,075     Symantec Corp.*                                       1,389,400
--------------------------------------------------------------------------------
                                                                       2,863,096
--------------------------------------------------------------------------------

Computer Software - Enterprise (19.79%)
      41,600     Actuate Corp.*                                          174,304
      74,700     Brio Technology, Inc.*                                  181,521
       9,300     Business Objects SA*                                    181,350
       8,800     Citrix Systems, Inc.*                                   174,240
      33,100     Computer Associates International, Inc.                 851,994
      94,500     Compuware Corp.*                                        787,185
      45,500     Documentum, Inc.*                                       372,645
      13,593     Hyperion Solutions Corp.*                               181,602
      32,300     i2 Technologies, Inc.*                                  111,112
      13,500     Informatica Corp.*                                       53,325
       7,500     Manugistics Group, Inc.*                                 43,650
      22,400     Mercury Interactive Corp.*                              426,496
      30,000     MSC.Software Corp.*                                     483,000
      40,640     Oracle Corp.*                                           511,251
      60,400     Rational Software Corp.*                                523,064
--------------------------------------------------------------------------------

                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (87.49%) - CONTINUED
Computer Software - Enterprise (19.79%) - continued
      24,400     SAP AG - Spon. ADR                                   $  632,448
      41,500     SeeBeyond Technology Corp.*                              74,700
      25,000     Serena Software, Inc.*                                  291,250
      40,000     Siebel Systems, Inc.*                                   520,400
      37,800     SmartForce PLC - Spon. ADR*                             618,408
      28,795     VERITAS Software Corp.*                                 530,979
--------------------------------------------------------------------------------
                                                                       7,724,924
--------------------------------------------------------------------------------

Computer Software - Finance (9.54%)
      35,600     Advent Software, Inc.*                                1,340,340
      66,580     Intuit, Inc.*                                         2,383,570
--------------------------------------------------------------------------------
                                                                       3,723,910
--------------------------------------------------------------------------------

Computer Software - Security (1.92%)
      34,050     Check Point Software
                 Technologies Ltd.*                                      749,781
--------------------------------------------------------------------------------

Electronics - Miscellaneous Components (0.99%)
      27,000     Marvell Technology Group Ltd.*                          387,450
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (8.31%)
      20,200     Analog Devices, Inc.*                                   660,540
      15,000     Cree, Inc.*                                             221,700
       7,000     Intel Corp.                                             142,730
      15,200     Plexus Corp.*                                           358,416
      25,440     Texas Instruments, Inc.                                 635,491
      16,800     TriQuint Semiconductor, Inc.*                           268,632
      40,700     Xilinx, Inc.*                                           957,671
--------------------------------------------------------------------------------
                                                                       3,245,180
--------------------------------------------------------------------------------

Fiber Optic Components (0.28%)
      10,700     CIENA Corp.*                                            110,103
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (6.04%)
      40,450     First Data Corp.                                      2,356,617
--------------------------------------------------------------------------------
Internet - ISP/Content (0.41%)
      26,500     HotJobs.com Ltd.*                                       158,205
--------------------------------------------------------------------------------

Internet - Network Security/Solutions (1.33%)
      65,500     Sapient Corp.*                                          252,175
       6,400     VeriSign, Inc.*                                         268,160
--------------------------------------------------------------------------------
                                                                         520,335
--------------------------------------------------------------------------------

Internet - Software (2.85%)
      67,660     BEA Systems, Inc.*                                      648,859
      80,200     Interwoven, Inc.*                                       309,572
      22,270     Webmethods, Inc.*                                       153,885
--------------------------------------------------------------------------------
                                                                       1,112,316
--------------------------------------------------------------------------------

Telecommunications - Cellular (0.83%)
      21,600     AT&T Wireless Services, Inc.*                           322,704
--------------------------------------------------------------------------------

Berger Funds o September 30, 2001 Combined Annual Report

                                                                    Berger Funds

================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
COMMON STOCK (87.49%) - CONTINUED
Telecommunications - Equipment (2.54%)
      12,700     Comverse Technology, Inc.*                         $  260,096
       9,500     QUALCOMM, Inc.*                                        451,630
      27,920     Virata Corp.*                                          278,641
-------------------------------------------------------------------------------
                                                                        990,367
-------------------------------------------------------------------------------

Telecommunications - Services (2.26%)
      10,548     Qwest Communications
                 International, Inc.                                    176,151
      47,000     Worldcom, Inc. - Worldcom Group*                       706,880
-------------------------------------------------------------------------------
                                                                        883,031
-------------------------------------------------------------------------------
Total Common Stock
(Cost $61,069,776)                                                   34,148,709
-------------------------------------------------------------------------------

Repurchase Agreement (12.64%)
  $4,933,000     State Street Repurchase Agreement,
                 3.12% dated September 28, 2001,
                 to be repurchased at $4,934,283 on
                 October 1, 2001, collateralized by
                 FNMA Agency Note, 4.63% -
                 May 15, 2003 with a value of
                 $5,031,669                                           4,933,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $4,933,000)                                                     4,933,000
-------------------------------------------------------------------------------
Total Investments (Cost $66,002,776) (100.13%)                       39,081,709
Total Other Assets, Less Liabilities (-0.13%)                           (49,450)
Net Assets (100.00%)                                                $39,032,259
-------------------------------------------------------------------------------

*Non-income producing security.
ADR - American Depositary Receipt.
FNMA - Federal National Mortgage Association.
PLC - Public Limited Company.

See notes to financial statements.

                        Berger Funds o September 30, 2001 Combined Annual Report

34

BERGER                     Ticker Symbol                                   BBINX
INTERNATIONAL FUND         Fund Number                                       349
                           PORTFOLIO MANAGER COMMENTARY    BANK OF IRELAND ASSET
                                                          MANAGEMENT (U.S.) LTD.
================================================================================

MARKET CONDITIONS

As was the case for most of 2000, the past 12 months have given equity investors little to cheer about in terms of total return. Even prior to the September 11 attacks, negative reports dominated the financial news and pointed to the likely delay of an economic recovery until 2002. The international markets ended 2000 on an upbeat note with a rally in the Euro against the US dollar. Unfortunately, as on previous occasions, the Euro's rally faltered and for the fiscal year ending September 30, 2001, it was down 5%. Many analysts predicted stronger growth in Europe than in the US for 2001 and felt that, given its relatively limited exposure to the US for trade, Europe could weather the downturn in US growth. This prediction proved somewhat optimistic. Although European growth will likely outperform the US this calendar year, the percentage of outperformance has narrowed.

The UK economy has held up slightly better than its neighbors. However, much like the US, manufacturing is in recession and services have posted strong growth. Despite the relatively strong economy, forecasted growth rates are likely to be revised down as the implications of the attacks on September 11 are realized through a more sluggish global economy.

The Japanese economy continued to perform poorly over the past 12 months. The failure of the government and the financial industry to undergo significant reforms led to increased impatience on the part of international investors. There is now widespread belief that Japan is in the throes of its fourth recession within the last decade.

In other parts of the Pacific, equity markets followed similar trends, as they suffered from their exposure to the slowing US economy.

FUND PERFORMANCE

The Berger International Fund (the "Fund") ended the 12-month period down 28.43% for the fiscal year, compared with the 28.27%(1) decline in the Morgan Stanley Capital International Europe, Australasia and the Far East Index (EAFE Index).

Within the Fund, telecommunication-related stocks provided the biggest drag on performance over the 12 months, as European telecommunication operators continued to suffer in the wake of the third-generation license auctions of mid 2000. Subsequently, telecommunication equipment makers have suffered equally as a result of operators scaling back their capital expenditure. For example, French equipment maker Alcatel Alsthom's share price has continued to suffer amid indications of deteriorating demand for its products. Alcatel's chief executive officer said that a rebound in demand for network gear was unlikely to be seen until next year.

Other technology-related stocks also negatively impacted the Fund's performance as the fall in demand for microchips, PCs and mobile phones affected holdings such as Koninklijke Philips Electronics NV, Hitachi Ltd., and NEC Corp.

Financial stocks also suffered from the cooling economic climate of the past year. Insurance-related stocks, such as Axa and Ing Groep NV, came under increasing pressure after the September 11th attacks. Both companies have reported insurance exposures of approximately US$500 million following the terrorist attacks.

Pharmaceutical stocks have weathered the difficult conditions in a relatively positive manner. Although down over the 12 months, the defensive nature of the sector attracted investors as the general outlook clouded following the US attacks, offsetting poorer prior performance.

OUTLOOK

We believe the September terrorist attacks have increased the likelihood that the US economy will contract in the fourth quarter. If this happens, it will undoubtedly weigh on Europe's economic performance. In such a scenario, increased job layoffs are a likely consequence--a characteristic already widespread in the technology and telecommunication sectors, and increasingly evident in the airline and hotel industries. The nature and duration of any US-led military response may determine the length of any downturn, and may have a strong impact on consumer confidence. Consumer confidence has been an important driver of economic growth in recent years--a significant falloff in spending plans could have a negative effect on the economy.

Historically, equity markets often begin to rally even when the economy is still declining. In such a weak environment, we believe it is important for equity investors to bear in mind that a recovery in stock prices can occur before a recovery in the economy is detected. We expect the ongoing tug-of-war between falling interest rates and declining earnings to continue, but we have not changed our view that interest rates should anticipatedly win out. Consequently, we are unlikely to radically alter the Fund's holdings at this point. We will continue to focus on what we believe are quality companies; in particular, we are monitoring market declines for opportunities to build positions in global companies at attractive prices.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The Morgan Stanley Capital International EAFE Index is an unmanaged index, with dividends reinvested, that represents major overseas markets. The figures are shown gross of capital gains and dividends. One cannot invest directly in an index.

Berger Funds o September 30, 2001 Combined Annual Report

                                                                    Berger Funds

PERFORMANCE OVERVIEW
================================================================================

BERGER INTERNATIONAL FUND - GROWTH OF $10,000

                                    [GRAPH]


                                   9/30/01

Berger International Fund          $20,667

MSCI EAFE Index                    $15,148

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2001

One Year                      (28.43)%

Five Year                       1.46%

Ten Year                        7.53%

Performance figures are historical and, in part, reflect the performance of a pool of assets advised by BIAM (Bank of Ireland Asset Management) for periods before the Fund commenced operations on October 11, 1996, adjusted to reflect any increased expenses associated with operating the Fund, net of fee waivers. The asset pool was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the pool had been registered, its performance might have been adversely affected. Investments in the Fund are not insured by the Federal Deposit Insurance Corporation, are not deposits and are not obligations of, or endorsed or guaranteed in any way by, any bank. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Foreign investing involves special risks, such as currency fluctuations and political and economic uncertainty, which are discussed further in the prospectus.

The financial statements of the Berger International Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with this Fund's financial statements.

                        Berger Funds o September 30, 2001 Combined Annual Report

36

BERGER SMALL CAP          Ticker Symbol - Investor Shares                  BSCVX
VALUE FUND                              - Institutional Shares             BSVIX
                          Fund Number   - Investor Shares                    120
                                        - Institutional Shares               403
                          PORTFOLIO MANAGER COMMENTARY         ROBERT H. PERKINS
                                                               THOMAS M. PERKINS
================================================================================

MARKET CONDITIONS

The U.S. economy was under pressure at the beginning of this fiscal year, and, with all components of the stock market struggling, value outperformed growth. At the same time, outperformance accelerated for mid and small cap stocks relative to large caps. Growth briefly reasserted itself in the quarter ended June 30 as most major market indices posted solid gains largely in response to Federal Reserve rate cuts. Value out-gained growth again in the fiscal fourth quarter.

While the major indices reached their year-to-date highs at the onset of the quarter ended September 30, they soon began to slide with concerns over the slowing economy, and recession was beginning to weigh heavily on investors. Then, as a result of the terrorist attacks on September 11, economic activity took a nose-dive, and consumer confidence plunged to its lowest level since the early 1990s.

FUND PERFORMANCE

Despite one of the most pronounced stock market declines on record in the final weeks of this fiscal year, three previous quarters of double-digit gains enabled the Berger Small Cap Value Fund (the "Fund") to advance 6.65% (Investor Shares) and 6.93% (Institutional Shares) for the fiscal year, compared with a decline of 21.21% in the Russell 2000 Index(1) and a 5.61% gain in the Russell 2000 Value Index.(2)

Early in our fiscal year we began building our technology holdings. This decision was rewarded second quarter 2001 when fallen growth stocks were our best performing group. Technology companies were hit particularly hard following the September 11 attacks, however, as the projected return of corporate spending was pushed out farther. We believe our technology holdings, which have increased over the year from 9.90% Of net assets to 16.40%, Are well-positioned to benefit when corporate spending returns.

The Fund segment that performed best was the financial sector, which includes Real Estate Investment Trusts (REITs), insurance, and banks and thrifts. Among the winners were Home Properties of New York, Inc.; Prentiss Properties Trust; and Susquehanna Bancshares, Inc. Financial stocks, which are generally considered to be conservative investments that trade near book value and offer higher-than-average yields, have done relatively well in this time of uncertainty.

Discount retailer Ross Stores, Inc. posted a significant gain in the last quarter of the year. As Ross approached our price target, we trimmed our holdings and put the proceeds to work in new positions of specialty retailers Pacific Sunwear of California, Inc. and The Children's Place Retail Stores, Inc.

Energy, a stalwart for the Fund in the first half of the year, hindered Fund performance in the second half. Anemic demand outweighed potential supply disruptions, sending commodity and stock prices much lower. We believe the supply side of the price equation will self-correct as producers respond to lower prices by reducing drilling budgets. For this reason, we have been selectively adding to our holdings as prices come down with the assumption that demand will return with economic growth. Two of the Fund's holdings, Chieftain International, Inc., and Mitchell Energy & Development Corp., were acquired at significant premiums during the course of the year. We continue to focus on companies with heavy exposure to natural gas, such as Noble Affiliates, Inc.; Newfield Exploration Co.; and Stone Energy Corp.

OUTLOOK

The terrorist attacks on September 11th have changed our world, impacted the economy and created new political and economic uncertainties. Although the market is down substantially as a result, our faith in the spirit of the American people, the strength of the American economy and the resiliency of American companies has not been shaken. Though we cannot predict when, we are confident the economy and the markets will recover.

In times of uncertainty, investors often are more risk-averse, and valuations are even more important. We believe that our stock selection criteria, which evaluates downside risk before looking at upside potential, will continue to serve us well. While there is still uncertainty in the investment community, we believe there is no reason to be handcuffed by it. Therefore, we will continue to deploy our cash position to take advantage of fallen growth opportunities that arise as a result of market conditions.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The Russell 2000 Index is an unmanaged index, with dividends reinvested, that consists of the common stocks of 2000 U.S. companies. It is a generally recognized indicator used to measure overall performance of small company stocks. One cannot invest directly in an index.

(2) The Russell 2000 Value Index consists of value common stocks included in the Russell 2000 Index. Companies in this index tend to exhibit lower price-to-book and price-earnings ratios. It is a generally recognized indicator used to measure overall small company value-stock performance in the U.S. stock market. The Index is unmanaged, with dividends reinvested, and investors cannot actually make investments in the Index.

Berger Funds o September 30, 2001 Combined Annual Report

                                                                    Berger Funds

PERFORMANCE OVERVIEW
================================================================================

BERGER SMALL CAP VALUE FUND -
INVESTOR SHARES* - GROWTH OF $10,000

                                    [GRAPH]


                                   9/30/01

Berger Small Cap Value Fund -
Investor Shares                    $46,903

Russell 2000 Index                 $25,952

Russell 2000 Value Index           $36,171

Average Annual Total Returns as of September 30, 2001

One Year                  6.65%

Five Year                16.22%

Ten Year                 16.71%

--------------------------------------------------------------------------------

BERGER SMALL CAP VALUE FUND -
INSTITUTIONAL SHARES* - GROWTH OF $250,000

                                    [GRAPH]


                                       9/30/01

Berger Small Cap Value Fund -
Institutional Shares                 $1,190,397

Russell 2000 Index                   $  648,801

Russell 2000 Value Index             $  904,287

Average Annual Total Returns as of September 30,2001

One Year                       6.93%

Five Year                     16.58%

Ten Year                      16.89%

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data for the Investor Shares include periods prior to the adoption of class designations on February 14, 1997, and therefore does not reflect the 0.25% per year 12b-1 fee applicable to the Investor Shares. This would have reduced the Investor Shares' return. Investments in small-company stocks may involve greater risks, including price volatility, and rewards than investments in larger companies.

                        Berger Funds o September 30, 2001 Combined Annual Report

38

BERGER SMALL CAP
VALUE FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (91.29%)
Auto/Truck - Original Equipment (2.13%)
   1,200,000     Tecumseh Products Co.#                              $54,636,000
--------------------------------------------------------------------------------

Banks - Northeast (3.21%)
   1,050,000     F.N.B. Corp.                                         27,457,500
   2,000,000     Seacoast Financial Services Corp.#                   29,740,000
   1,128,410     Susquehanna Bancshares, Inc.                         25,107,122
--------------------------------------------------------------------------------
                                                                      82,304,622
--------------------------------------------------------------------------------

Banks - West/Southwest (2.00%)
   2,200,000     Greater Bay Bancorp.#                                51,194,000
--------------------------------------------------------------------------------

Building - Heavy Construction (1.56%)
   3,450,000     Dycom Industries, Inc.*#                             40,020,000
--------------------------------------------------------------------------------

Building - Mobile/Manufactured/RV (1.33%)
   3,057,800     Fleetwood Enterprises, Inc.#                         34,186,204
--------------------------------------------------------------------------------

Building - Residential/Commercial (2.56%)
     750,000     Pulte Homes, Inc.                                    22,987,500
     201,390     Ryland Group, Inc.                                    9,604,289
   1,700,000     Standard Pacific Corp.#                              33,167,000
--------------------------------------------------------------------------------
                                                                      65,758,789
--------------------------------------------------------------------------------

Building Products - Wood (2.37%)
   1,500,000     Rayonier, Inc.#                                      60,705,000
--------------------------------------------------------------------------------

Chemicals - Plastics (2.10%)
   4,000,000     PolyOne Corp.                                        31,200,000
   2,200,000     Schulman (A.), Inc.#                                 22,550,000
--------------------------------------------------------------------------------
                                                                      53,750,000
--------------------------------------------------------------------------------

Commercial - Leasing Companies (0.70%)
   1,809,070     Dollar Thrifty Automotive
                 Group, Inc.*#                                        18,000,246
--------------------------------------------------------------------------------

Commercial Services - Staffing (0.98%)
   3,500,000     Spherion Corp.*#                                     25,200,000
--------------------------------------------------------------------------------

Computer - Memory Devices (1.41%)
   3,500,000     Advanced Digital
                 Information Corp.*#                                  36,085,000
--------------------------------------------------------------------------------

Computer - Networking (1.15%)
   2,800,000     Computer Network
                 Technology Corp.*#                                   29,456,000
--------------------------------------------------------------------------------

Computer - Services (0.73%)
   2,140,630     Covansys Corp.*#                                     18,709,106
--------------------------------------------------------------------------------

                                                             September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCK (91.29%) - CONTINUED
Computer Software - Enterprise (4.43%)
   2,400,000     Captaris, Inc.*#                                     $5,016,000
   2,700,000     Filenet Corp.*#                                      27,189,000
   2,250,000     Hyperion Solutions Corp.*#                           30,060,000
   1,233,970     JDA Software Group, Inc.*#                           16,214,365
   3,266,670     NMS Communications Corp.*#                            5,096,005
   2,142,250     Progress Software Corp.*#                            29,970,077
--------------------------------------------------------------------------------
                                                                     113,545,447
--------------------------------------------------------------------------------

Computer Software - Finance (0.64%)
   2,600,000     Transaction Systems
                 Architects, Inc. - Class A*#                        16,328,000
--------------------------------------------------------------------------------

Containers (0.92%)
     745,000     Aptargroup, Inc.                                     23,691,000
--------------------------------------------------------------------------------

Diversified Operations (4.30%)
   1,000,000     Carlisle Companies, Inc.                             28,030,000
   1,500,000     Federal Signal Corp.#                                26,460,000
   2,300,000     The Manitowoc Co., Inc.#                             55,752,000
--------------------------------------------------------------------------------
                                                                     110,242,000
Electrical - Control Instruments (0.97%)
   1,893,250     Watts Industries, Inc. - Class A#                    24,801,575
--------------------------------------------------------------------------------

Electrical - Equipment (1.07%)
   1,562,160     A.O. Smith Corp.#                                    27,400,286
--------------------------------------------------------------------------------

Electronics - Scientific Instruments (0.77%)
   1,400,000     Newport Corp.                                        19,740,000
--------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (0.99%)
   2,800,000     Asyst Technologies, Inc.*#                           25,340,000
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (0.77%)
   2,300,000     Integrated Silicon Solutions, Inc.*#                 19,757,000
--------------------------------------------------------------------------------

Finance - REIT (8.70%)
   1,800,000     Brandywine Realty Trust#                             38,394,000
   1,000,000     Gables Residential Trust                             30,660,000
   1,200,000     Highwoods Properties, Inc.                           29,700,000
   1,800,000     Home Properties Of New York, Inc.#                   56,952,000
   3,000,000     JDN Realty Corp.#                                    31,800,000
   1,300,000     Prentiss Properties Trust                            35,750,000
--------------------------------------------------------------------------------
                                                                     223,256,000
--------------------------------------------------------------------------------

Finance - Savings & Loan (0.77%)
     600,000     Webster Financial Corp.                              19,776,000
--------------------------------------------------------------------------------

Household/Office Furniture (2.33%)
   3,780,000     La-Z-Boy, Inc.#                                      59,686,200
--------------------------------------------------------------------------------

Berger Funds o September 30, 2001 Combined Annual Report

                                                                    BERGER FUNDS

================================================================================
SCHEDULE OF INVESTMENTS


                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (91.29%) - CONTINUED
Insurance - Property/Casualty/Title (4.11%)
   1,800,000     Horace Mann Educators, Inc.                         $31,770,000
   1,850,000     IPC Holdings Ltd.#                                   42,180,000
   1,200,000     Old Republic International Corp.                     31,452,000
--------------------------------------------------------------------------------
                                                                     105,402,000
--------------------------------------------------------------------------------

Internet - Software (0.62%)
   2,300,000     Webmethods, Inc.*                                    15,893,000
--------------------------------------------------------------------------------

Machinery - Construction/Mining (1.16%)
   2,000,000     Joy Global, Inc. *                                   29,700,000
--------------------------------------------------------------------------------

Machinery - General Industrial (2.56%)
   2,100,000     Briggs & Stratton Corp.#                             65,541,000
--------------------------------------------------------------------------------

Medical - Generic Drugs (1.91%)
   1,700,000     Alpharma, Inc. - Class A                             48,960,000
--------------------------------------------------------------------------------

Medical - Nursing Homes (1.43%)
   1,300,000     Manor Care, Inc.*                                    36,530,000
--------------------------------------------------------------------------------

Metal - Processing & Fabrication (1.60%)
   1,958,810     Kaydon Corp.#                                        40,997,893
--------------------------------------------------------------------------------

Office - Equipment & Automation (1.57%)
     944,400     HON Industries, Inc.                                 20,739,024
   1,500,000     InFocus Corp.*                                       19,575,000
--------------------------------------------------------------------------------
                                                                      40,314,024
--------------------------------------------------------------------------------

Oil & Gas - Field Services (1.90%)
   7,650,100     Key Energy Services, Inc.*#                          48,654,636
--------------------------------------------------------------------------------

Oil & Gas - U.S. Exploration & Production (6.79%)
     600,000     Mitchell Energy &
                 Development Corp. - Class A                          30,072,000
   1,750,000     Newfield Exploration Co.*                            51,100,000
   1,702,750     Noble Affiliates, Inc.                               52,768,227
   1,250,000     Stone Energy Corp. *                                 40,250,000
--------------------------------------------------------------------------------
                                                                     174,190,227
--------------------------------------------------------------------------------

Paper & Paper Products (1.38%)
   3,500,000     Longview Fibre Co.#                                  35,350,000
--------------------------------------------------------------------------------

Pollution Control - Services (1.03%)
   3,897,030     Newpark Resources, Inc.*#                            26,304,952
--------------------------------------------------------------------------------

Retail - Apparel/Shoe (5.56%)
   1,050,000     AnnTaylor Stores Corp.*                              23,016,000
   1,000,000     The Children's Place
                 Retail Stores, Inc.*                                 17,930,000
   2,285,240     Pacific Sunwear of California, Inc.*#                31,422,050
   2,400,000     Ross Stores, Inc.                                    70,200,000
--------------------------------------------------------------------------------
                                                                     142,568,050
--------------------------------------------------------------------------------

                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (91.29%) - CONTINUED
Shoes & Related Apparel (1.70%)
   3,250,000     Wolverine World Wide, Inc.#                         $43,680,000
--------------------------------------------------------------------------------

Telecommunications - Equipment (2.67%)
   3,000,000     C-COR.net Corp.*#                                    20,550,000
   3,918,510     DMC Stratex Networks, Inc.*#                         20,219,511
   3,500,000     Remec, Inc.*#                                        27,755,000
--------------------------------------------------------------------------------
                                                                      68,524,511

Transportation - Equipment Manufacturing (3.01%)
   2,900,000     Trinity Industries, Inc.#                            62,785,000
   2,100,000     Wabash National Corp.#                               14,490,000
--------------------------------------------------------------------------------
                                                                      77,275,000

Transportation - Rail (1.17%)
   2,500,000     Kansas City Southern
                 Industries, Inc.*                                    30,000,000
--------------------------------------------------------------------------------

Transportation - Truck (2.23%)
   2,500,000     CNF Transportation, Inc.#                            57,075,000
--------------------------------------------------------------------------------
Total Common Stock
(Cost $2,480,321,245)                                              2,340,528,768
--------------------------------------------------------------------------------

Repurchase Agreement (9.34%)
$239,609,000     State Street Repurchase Agreement,
                 3.12% dated September 28, 2001,
                 to be repurchased at $239,671,298
                 on October 1, 2001, collateralized
                 by FNMA Agency Note, 4.57% -
                 May 16, 2003 with a value of
                 $48,565,455, FHLMC Agency Note,
                 4.70% - May 14, 2003 with a value
                 of $48,962,858, FHLMC Agency Note,
                 5.75% - March 15, 2009 with a value
                 of $48,964,411, FHLMC Agency Note,
                 6.63% - September 15, 2009 with a
                 value of $48,963,199, and FNMA Agency
                 Note, 5.52% - February 13, 2004 with
                 a value of $48,960,104                              239,609,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $239,609,000)                                                  239,609,000
--------------------------------------------------------------------------------
Total Investments (Cost $2,719,930,245) (100.63%)                  2,580,137,768
Total Other Assets, Less Liabilities (-0.63%)                        (16,240,101)
--------------------------------------------------------------------------------
Net Assets (100.00%)                                              $2,563,897,667
--------------------------------------------------------------------------------

* Non-income producing security.
FHLMC - Federal Home Loan Mortgage Corp.
FNMA - Federal National Mortgage Association.

See notes to financial statements.

                        Berger Funds o September 30, 2001 Combined Annual Report

40

BERGER SMALL CAP
VALUE FUND
================================================================================
SCHEDULE OF INVESTMENTS


# The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with affiliates for the year ended September 30, 2001.

                                                                                 Change in
                                    Market Value    Purchases         Sales     Unrealized  Market Value    Dividend     Realized
                                       9/30/2000      at Cost       at Cost  Appr./(Depr.)     9/30/2001      Income   Gain/(Loss)
----------------------------------------------------------------------------------------------------------------------------------
Advanced Digital Information Corp.   $10,816,233  $50,514,795  $(13,300,995) $(11,945,033)   $36,085,000  $       --    $5,865,151
A.O. Smith Corp.                       2,385,870   21,446,005            --     3,568,411     27,400,286     506,600            --
Asyst Technologies, Inc.                      --   43,549,202            --   (18,209,202)    25,340,000          --            --
Brandywine Realty Trust                       --   35,010,131            --     3,383,869     38,394,000   1,004,500            --
Briggs & Stratton Corp.               37,812,500   39,920,149            --   (12,191,649)    65,541,000   2,318,800            --
Captaris, Inc.(1)                     13,350,000           --            --    (8,334,000)     5,016,000          --            --
C-COR.net Corp.                               --   28,238,497            --    (7,688,497)    20,550,000          --            --
Chieftain International, Inc.         24,825,000    7,421,828   (28,914,595)   (3,332,233)            --          --    16,035,405
CNF Transportation, Inc.              44,500,000   20,288,683    (6,200,060)   (1,513,623)    57,075,000     850,000       235,851
Computer Horizons Corp.               10,729,695    2,593,503   (21,337,337)    8,014,139             --          --   (15,826,326)
Computer Network Technology Corp.             --   35,373,774            --    (5,917,774)    29,456,000          --            --
Covansys Corp.(2)                     11,947,500   13,769,219            --    (7,007,613)    18,709,106          --            --
DMC Stratex Networks, Inc.                    --   30,958,482            --   (10,738,971)    20,219,511          --            --
Dollar Thrifty Automotive Group, Inc.         --   33,378,980            --   (15,378,734)    18,000,246          --            --
Dycom Industries, Inc.                        --   59,239,883    (6,286,925)  (12,932,958)    40,020,000          --     1,091,948
Federal Signal Corp.                  47,700,000    4,437,279   (21,630,270)   (4,047,009)    26,460,000   1,141,226     3,398,686
Filenet Corp.                                 --   33,089,173            --    (5,900,173)    27,189,000          --            --
Fleetwood Enterprises, Inc.            6,910,500   33,048,684    (2,016,939)   (3,756,041)    34,186,204     480,868       147,800
Greater Bay Bancorp                           --   55,531,905            --    (4,337,905)    51,194,000     403,000            --
Home Properties Of New York, Inc.     35,850,000   16,436,577            --     4,665,423     56,952,000   3,933,000            --
Hyperion Solutions Corp.                      --   37,210,190    (3,171,928)   (3,978,262)    30,060,000          --     1,125,200
IPC Holdings Ltd.                     31,181,195    3,611,447            --     7,387,358     42,180,000     296,000            --
Integrated Silicon Solutions, Inc.            --   31,246,917            --   (11,489,917)    19,757,000          --            --
JDA Software Group, Inc.              19,125,000    8,953,790   (14,604,032)    2,739,607     16,214,365          --     6,021,922
JDN Realty Corp.                      12,798,057   21,852,744            --    (2,850,801)    31,800,000   2,888,688            --
Kaydon Corp.                          22,034,690   22,424,472            --    (3,461,269)    40,997,893     619,471            --
Key Energy Services, Inc.             45,420,100   25,948,730            --   (22,714,194)    48,654,636          --            --
kforce.com, Inc.                       9,073,610           --   (22,855,864)   13,782,254             --          --   (10,612,540)
Knight Transportation, Inc.           12,325,500           --   (10,341,638)   (1,983,862)            --          --     5,737,397
La-Z-Boy, Inc.                        24,756,250   32,761,971            --     2,167,979     59,686,200   1,134,000            --
Longview Fibre Co.                     6,994,680   44,809,318    (7,025,280)   (9,428,718)    35,350,000   1,346,537    (1,168,351)
Newpark Resources, Inc.                       --   31,209,451            --    (4,904,499)    26,304,952          --            --
NMS Communications Corp.                      --   27,124,483            --   (22,028,478)     5,096,005          --            --
Pacific Sunwear of California, Inc.           --   37,094,960            --    (5,672,910)    31,422,050          --            --
Perrigo Co.                           21,900,000    4,998,698   (27,092,098)      193,400             --          --    28,368,790
Pinnacle Systems, Inc.                21,220,087    8,477,838   (25,276,677)   (4,421,248)            --          --     2,935,880
Progress Software Corp.               18,439,530   11,171,942            --       358,605     29,970,077          --            --
Rayonier, Inc.                        51,390,625    2,410,638            --     6,903,737     60,705,000   2,160,000            --
Remec, Inc.                                   --   31,869,616            --    (4,114,616)    27,755,000          --            --
Remedy Corp.                                  --   29,004,020   (29,004,020)           --             --          --    21,439,821
Schulman (A.), Inc.                   24,200,000           --            --    (1,650,000)    22,550,000   1,188,000            --
Seacoast Financial Services Corp.     20,350,000    6,310,168    (3,120,018)    6,199,850     29,740,000     551,569       728,481
Spherion Corp.                        36,409,375    3,960,384            --   (15,169,759)    25,200,000          --            --
Standard Pacific Corp.                        --   37,244,341            --    (4,077,341)    33,167,000     112,000            --
Structural Dynamics Research Corp.    19,650,000   11,586,830   (24,592,837)   (6,643,993)            --          --    25,697,852
Tecumseh Products Co.                 21,984,375   30,658,271            --     1,993,354     54,636,000   1,333,651            --
The Manitowoc Co., Inc.               28,875,000   20,866,558            --     6,010,442     55,752,000     236,250            --
Transaction Systems Architects,
   Inc. - Class A                     15,437,500   19,514,990            --   (18,624,490)    16,328,000          --            --
Trinity Industries, Inc.              10,044,471   55,655,557            --    (2,915,028)    62,785,000   1,220,348            --
Wabash National Corp.                 17,337,500    1,600,157            --    (4,447,657)    14,490,000     328,000            --
Watts Industries, Inc. - Class A      19,000,000           --       (98,275)    5,899,850     24,801,575     455,595        16,080
Wolverine World Wide, Inc.            30,731,250    7,911,641    (7,509,416)   12,546,525     43,680,000     488,166     2,709,336
----------------------------------------------------------------------------------------------------------------------------------
                                    $787,506,093                                          $1,486,870,106 $24,996,269
----------------------------------------------------------------------------------------------------------------------------------

1.  Name change from AVT Corp. effective April 9, 2001.

2.  Name change from Complete Business Solutions effective June 7, 2001.

See notes to financial statements.

Berger Funds o September 30, 2001 Combined Annual Report

BERGER MID CAP
VALUE FUND                 Ticker Symbol                                   BEMVX
                           Fund Number                                       216
                           PORTFOLIO MANAGER COMMENTARY        THOMAS M. PERKINS
                                                               ROBERT H. PERKINS
================================================================================

MARKET CONDITIONS

The U.S. economy was under pressure at the beginning of this fiscal year, and, with all components of the stock market struggling, value outperformed growth. At the same time, outperformance accelerated for mid- and small-cap stocks (especially value stocks) relative to large caps. Growth briefly reasserted itself in the quarter ended June 30 as most major market indices posted solid gains largely in response to Federal Reserve rate cuts.

The market decline was renewed in the summer months, and, as concerns over the slowing economy and recession began to weigh heavily on investors, value again outpaced growth. Then, as a result of the terrorist attacks on September 11, economic activity took a nose-dive, and consumer confidence plunged to its lowest level since the early 1990s. Absent further attacks, we believe monetary and fiscal stimulus should lead to economic recovery in 2002.

FUND PERFORMANCE

Despite one of the most pronounced stock market declines on record in the final weeks of this fiscal year, the Berger Mid Cap Value Fund advanced 9.70% for the year, compared with a decline of 19.00% in the S&P MidCap 400 Index(1) and a 0.04% drop in the Russell Midcap Value Index(2). This marked the third consecutive year of strong performance.

This year's performance, in part, is attributable to our investment in fallen growth stocks. We began to increase focus on these stocks as the market decline worsened at the beginning of our fiscal year. We used price weakness in the technology sector during the calendar fourth quarter 2000 to increase our weighting. This decision was rewarded in 2001's first quarter when technology was our most positive sector and in the second quarter when seven of the 17 holdings that were up more than 25% were in technology. In the spring and early summer we used price strength to realize gains in this sector. In the most recent quarter, as significant price weakness became prevalent, we reinvested in some existing positions and initiated positions in stocks that were down 40% to 80% year-to-date, including Newport Corp.; InFocus Corp.; Scientific-Atlanta, Inc.; and Convergys Corp.

Another factor in our relatively good performance was the continuing trend of our holdings being the target of corporate acquisition. In the past six months, Georgia-Pacific Timber Group; Houghton Mifflin Co.; Heller Financial; Mitchell Energy & Development Corp.; and Louis Dreyfus Natural Gas Corp. were eliminated from our portfolio after receiving buyout offers.

Financial stocks remain our largest sector, reflecting our view that they are reasonably priced and should benefit from declining interest rates. Holdings in this sector suffered only a modest price decline in the quarter ended September
30. Real Estate Investment Trusts (REITs) posted positive returns, and insurance stocks bounced back after reactionary selling in response to the September 11th tragedies.

The Fund's healthcare holdings performed well over the year. As stocks approached our price targets, they were sold, including IMS Health, Inc., Manor Care, Inc. and Elan Corp. PLC. We reduced positions in Healthsouth Corp. and Health Management Associates, Inc. for a substantial gain.

Stocks that had performed well prior to September 11th subsequently, fell precipitously, including Cendant Corp.; Carnival Corp.; Federated Department Stores, Inc.; and Toys R Us, Inc. All had moved significantly above depressed levels only to fall back as concern about consumer spending and travel surfaced. We used weakness in many of these stocks to add to our positions.

Energy has been unusually weak. Oil service stocks in particular responded negatively to fears of recession, weakening demand and falling commodity prices. While these are valid near-term concerns, we believe stock prices more than fully discount these apprehensions, and valuations are at historically low levels. We sold our holdings in Mitchell Energy & Development and Louis Dreyfus after their acquisitions were announced at 25% price premiums. We used sector weakness to increase our weighting. We emphasized exploration and production stocks, a group which could benefit from continuing industry consolidation.

OUTLOOK

The terrorist attacks on September 11th changed our world, impacted the economy and created new political and economic uncertainties. The market is down substantially, but our faith in the spirit of the American people, the strength of our economy and the resiliency of American companies has not been shaken. In times of uncertainty, investors often are more risk-averse, and valuations are even more important. We believe that our stock-selection criteria, which evaluates downside risk before looking at upside potential, will continue to serve us well. Volatility probably will remain high, providing short-term opportunity to make solid long-term investments. For several months, we have maintained higher-than-normal cash reserves in anticipation of acting on those opportunities. We continue to believe small- and mid-cap value stocks are the most attractive part of the market and that our portfolio is well-positioned for the long term.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The S&P MidCap 400 Index is an unmanaged index, with dividends reinvested, that is generally representative of the market for mid-sized companies. One cannot invest directly in an index.

(2) The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The Index is unmanaged, includes reinvestment of dividends, and investors cannot actually make investments in the Index.


                        Berger Funds o September 30, 2001 Combined Annual Report

42


PERFORMANCE OVERVIEW
================================================================================

BERGER MID CAP VALUE FUND - GROWTH OF $10,000

                                     [GRAPH]

Berger Mid Cap Value Fund                     $17,596

S&P MidCap 400 Index                          $12,957

Russell Midcap Value Index                    $11,514

Average Annual Total Returns as of September 30, 2001

One Year                                         9.70%

Life of Fund (8/12/98)                          19.72%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (91.04%)
Aerospace/Defense Equipment (0.46%)
      35,000     Goodrich (B.F.) Co.                                   $ 681,800
--------------------------------------------------------------------------------

Auto/Truck - Original Equipment (2.71%)
     125,000     Autoliv, Inc.                                         1,967,500
      45,000     Tecumseh Products Co.                                 2,048,850
--------------------------------------------------------------------------------
                                                                       4,016,350
--------------------------------------------------------------------------------

Banks - Northeast (1.12%)
      30,000     Wilmington Trust Corp.                                1,656,000
--------------------------------------------------------------------------------

Banks - Southeast (1.17%)
      67,000     Compass Bancshares, Inc.                              1,744,010
--------------------------------------------------------------------------------

Banks - West/Southwest (1.13%)
      72,000     Greater Bay Bancorp.                                  1,675,440
--------------------------------------------------------------------------------

Building - Hand Tools (1.05%)
      70,000     Snap-On, Inc.                                         1,563,100
--------------------------------------------------------------------------------

                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCK (91.04%) - CONTINUED
Building - Heavy Construction (1.09%)
     140,000     Dycom Industries, Inc.*                              $1,624,000
--------------------------------------------------------------------------------

Building - Paint & Allied Products (0.60%)
      40,000     Sherwin-Williams Co.                                    888,800
--------------------------------------------------------------------------------

Building - Residential/Commercial (2.37%)
      35,000     Pulte Homes, Inc.                                     1,072,750
     125,000     Standard Pacific Corp.                                2,438,750
--------------------------------------------------------------------------------
                                                                       3,511,500
--------------------------------------------------------------------------------

Building Products - Wood (1.23%)
      45,000     Rayonier, Inc.                                        1,821,150
--------------------------------------------------------------------------------

Chemicals - Plastics (1.10%)
      85,000     PolyOne Corp.                                           663,000
      95,000     Schulman (A.), Inc.                                     973,750
--------------------------------------------------------------------------------
                                                                       1,636,750
--------------------------------------------------------------------------------

Berger Funds o September 30, 2001 Combined Annual Report

                                                                    BERGER FUNDS


================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCK (91.04%) - CONTINUED
Chemicals - Specialty (0.86%)
     155,000     Hercules, Inc.*                                      $1,278,750
--------------------------------------------------------------------------------
Commercial - Leasing Companies (1.39%)
     140,000     Dollar Thrifty Automotive
                 Group, Inc.*                                          1,393,000
      20,000     Gatx Corp.                                              672,800
--------------------------------------------------------------------------------
                                                                       2,065,800
--------------------------------------------------------------------------------

Commercial Services - Miscellaneous (1.30%)
      50,000     H&R Block, Inc.                                       1,928,000
--------------------------------------------------------------------------------

Commercial Services - Security/Safety (1.03%)
      40,000     Diebold, Inc.                                         1,524,000
--------------------------------------------------------------------------------

Commercial Services - Staffing (0.28%)
      58,000     Spherion Corp.*                                         417,600
--------------------------------------------------------------------------------

Computer - Graphics (1.05%)
      15,000     Autodesk, Inc.                                          480,900
      65,000     Cadence Design Systems, Inc.*                         1,082,250
--------------------------------------------------------------------------------
                                                                       1,563,150
--------------------------------------------------------------------------------

Computer - Memory Devices (1.42%)
      85,000     Adaptec, Inc.*                                          668,100
     140,000     Advanced Digital Information Corp.*                   1,443,400
--------------------------------------------------------------------------------
                                                                       2,111,500
--------------------------------------------------------------------------------

Computer - Networking (0.60%)
      85,000     Computer Network Technology Corp.*                      894,200
--------------------------------------------------------------------------------

Computer - Services (0.47%)
      25,000     Convergys Corp.*                                        693,750
--------------------------------------------------------------------------------

Computer Software - Desktop (0.82%)
      35,000     Symantec Corp. *                                      1,213,450
--------------------------------------------------------------------------------

Computer Software - Enterprise (0.81%)
     120,000     Filenet Corp. *                                       1,208,400
--------------------------------------------------------------------------------

Computer Software - Finance (0.47%)
     110,000     Transaction Systems
                 Architects, Inc. - Class A*                             690,800
--------------------------------------------------------------------------------

Diversified Operations (1.22%)
      75,000     The Manitowoc Co., Inc.                               1,818,000
--------------------------------------------------------------------------------

Electronics - Miscellaneous Components (0.43%)
      35,000     Vishay Intertechnology, Inc.*                           644,000
--------------------------------------------------------------------------------

Electronics - Scientific Instruments (1.09%)
     115,000     Newport Corp.                                         1,621,500
--------------------------------------------------------------------------------

                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (91.04%) - CONTINUED
Electronics - Semiconductor Equipment (0.97%)
     140,000     Asyst Technologies, Inc.*                            $1,267,000
       6,000     Novellus Systems, Inc.*                                 171,360
--------------------------------------------------------------------------------
                                                                       1,438,360

Electronics - Semiconductor Manufacturing (0.65%)
      60,000     Fairchild Semiconductor Corp. -
                 Class A*                                                963,000
--------------------------------------------------------------------------------

Finance - Investment Brokers (1.47%)
      55,000     Legg Mason, Inc.                                      2,186,800
--------------------------------------------------------------------------------

Finance - Investment Management (2.60%)
      55,000     Franklin Resources, Inc.                              1,906,850
      75,000     Waddell & Reed Financial, Inc. -
                 Class A                                               1,950,000
--------------------------------------------------------------------------------
                                                                       3,856,850
--------------------------------------------------------------------------------

Finance - Mortgage & Related Services (0.44%)
      15,000     Countrywide Credit Industries, Inc.                     658,950
--------------------------------------------------------------------------------

Finance - REIT (9.16%)
      85,000     Archstone Communities Trust                           2,218,500
      50,000     Avalonbay Communities, Inc.                           2,387,500
      30,000     Boston Properties, Inc.                               1,143,900
      35,000     Equity Residential Properties Trust                   2,044,000
      45,000     Highwoods Properties, Inc.                            1,113,750
      70,000     Home Properties Of NY, Inc.                           2,214,800
      80,000     Mack-Cali Realty Corp.                                2,480,000
--------------------------------------------------------------------------------
                                                                      13,602,450
--------------------------------------------------------------------------------

Finance - Savings & Loan (1.55%)
      70,000     Webster Financial Corp.                               2,307,200
--------------------------------------------------------------------------------

Household/Office Furniture (0.53%)
      50,000     La-Z-Boy, Inc.                                          789,500
--------------------------------------------------------------------------------

Insurance - Property/Casualty/Title (7.09%)
      55,000     Cincinnati Financial Corp.                            2,289,100
      90,000     IPC Holdings Ltd.                                     2,052,000
      30,000     Mercury General Corp.                                 1,191,000
     120,000     Old Republic International Corp.                      3,145,200
      45,000     The St. Paul Companies, Inc.                          1,854,900
--------------------------------------------------------------------------------
                                                                      10,532,200
--------------------------------------------------------------------------------

Internet - Software (0.55%)

     185,000     Aspect Communications Corp.*                            331,150
      70,000     Webmethods, Inc.*                                       483,700
--------------------------------------------------------------------------------
                                                                         814,850
--------------------------------------------------------------------------------

Leisure - Gaming (1.00%)
      55,000     Harrah's Entertainment, Inc.*                         1,485,550
--------------------------------------------------------------------------------

                        Berger Funds o September 30, 2001 Combined Annual Report

44

BERGER MID CAP
VALUE FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (91.04%) - CONTINUED
Leisure - Products (1.28%)
     115,000     Brunswick Corp.                                      $1,894,050
--------------------------------------------------------------------------------

Leisure Services (0.96%)
      65,000     Carnival Corp. - Class A                              1,431,300
--------------------------------------------------------------------------------

Machinery - Construction/Mining (0.80%)
      80,000     Joy Global, Inc.*                                     1,188,000
--------------------------------------------------------------------------------

Machinery - General Industrial (1.10%)
      52,500     Briggs & Stratton Corp.                               1,638,525
--------------------------------------------------------------------------------

Medical - Generic Drugs (1.55%)
      80,000     Alpharma, Inc. - Class A                              2,304,000
--------------------------------------------------------------------------------

Medical - Health Maintenance Organizations (0.41%)
      50,000     Humana, Inc.*                                           603,000
--------------------------------------------------------------------------------

Medical - Hospitals (0.63%)
      45,000     Health Management Associates, Inc. -
                 Class A*                                                934,200
--------------------------------------------------------------------------------

Medical - Outpatient/Home Care (0.44%)
      40,000     Healthsouth Corp.*                                      650,400
--------------------------------------------------------------------------------

Medical - Products (0.33%)
      25,000     Pall Corp.                                              486,250
--------------------------------------------------------------------------------

Medical/Dental/Services (1.42%)
      60,000     Omnicare, Inc.                                        1,309,800
      55,000     Quintiles Transnational Corp.*                          803,000
--------------------------------------------------------------------------------
                                                                       2,112,800
--------------------------------------------------------------------------------

Office - Equipment & Automation (0.88%)
         100,000  InFocus Corp.*                                       1,305,000
--------------------------------------------------------------------------------

Oil & Gas - Drilling (1.56%)
     110,000     Precision Drilling Corp.*                             2,323,200
--------------------------------------------------------------------------------

Oil & Gas - Field Services (1.09%)
     255,000     Key Energy Services, Inc.*                            1,621,800
--------------------------------------------------------------------------------

Oil & Gas - U.S. Exploration & Production (7.27%)
      20,000     Apache Corp.                                            860,000
      92,000     EOG Resources, Inc.                                   2,661,560
      70,000     Newfield Exploration Co.*                             2,044,000
      80,000     Noble Affiliates, Inc.                                2,479,200
      60,000     Ocean Energy, Inc.                                      978,000
      55,000     Stone Energy Corp.*                                   1,771,000
--------------------------------------------------------------------------------
                                                                      10,793,760
--------------------------------------------------------------------------------

                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (91.04%) - CONTINUED
Oil & Gas - U.S. Integrated (2.57%)
      40,000     Kerr-McGee Corp.                                     $2,076,400
      65,000     USX-Marathon Group, Inc.                              1,738,750
--------------------------------------------------------------------------------
                                                                       3,815,150
--------------------------------------------------------------------------------

Pollution Control - Services (1.87%)
     160,000     Newpark Resources, Inc.*                              1,080,000
     105,000     Republic Services, Inc.*                              1,701,000
--------------------------------------------------------------------------------
                                                                       2,781,000
--------------------------------------------------------------------------------

Retail - Apparel/Shoe (0.79%)
      40,000     Ross Stores, Inc.                                     1,170,000
--------------------------------------------------------------------------------

Retail - Department Stores (1.42%)
      75,000     Federated Department Stores, Inc.*                    2,115,000
--------------------------------------------------------------------------------

Retail - Drug Stores (0.67%)
      30,000     CVS Corp.                                               996,000
--------------------------------------------------------------------------------

Retail - Mail Order & Direct (0.99%)
     115,000     Cendant Corp.*                                        1,472,000
--------------------------------------------------------------------------------

Retail - Major Discount Chains (1.10%)
      95,000     Toys R US, Inc.*                                      1,636,850
--------------------------------------------------------------------------------

Shoes & Related Apparel (0.61%)
      67,000     Wolverine World Wide, Inc.                              900,480
--------------------------------------------------------------------------------
Telecommunications - Equipment (3.20%)
     140,000     ADC Telecommunications, Inc.*                           488,600
     195,000     C-COR.net Corp.*                                      1,335,750
     142,310     DMC Stratex Networks, Inc.*                             734,319
     165,000     Remec, Inc.*                                          1,308,450
      50,000     Scientific-Atlanta, Inc.                                877,500
--------------------------------------------------------------------------------
                                                                       4,744,619
--------------------------------------------------------------------------------

Telecommunications - Services (1.02%)
      16,000     Telephone & Data Systems, Inc.                        1,508,800
--------------------------------------------------------------------------------

Transportation - Equipment Manufacturing (1.24%)
      85,000     Trinity Industries, Inc.                              1,840,250
--------------------------------------------------------------------------------

Transportation - Truck (1.38%)
      90,000     CNF Transportation, Inc.                              2,054,700
--------------------------------------------------------------------------------

Utility - Gas Distribution (1.18%)
      75,900     National Fuel Gas Co.                                 1,747,978
--------------------------------------------------------------------------------
Total Common Stock
(Cost $150,592,864)                                                  135,196,622
--------------------------------------------------------------------------------

Berger Funds o September 30, 2001 Combined Annual Report

                                                                    Berger Funds

================================================================================
SCHEDULE OF INVESTMENTS


                                                              September 30, 2001
--------------------------------------------------------------------------------
Par Value                                                                 Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (9.69%)
 $14,396,000     State Street Repurchase Agreement,
                 3.12% dated September 28, 2001,
                 to be repurchased at $14,399,743
                 on October 1, 2001, collateralized
                 by FHLMC Agency Note, 4.45% -
                 July 30, 2003 with a value of
                 $14,688,418                                         $14,396,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $14,396,000)                                                    14,396,000
--------------------------------------------------------------------------------
Total Investments (Cost $164,988,864) (100.73%)                      149,592,622
Total Other Assets, Less Liabilities (-0.73%)                         (1,087,334)
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                $148,505,288
--------------------------------------------------------------------------------

* Non-income producing security.
FHLMC - Federal Home Loan Mortgage Corp.

See notes to financial statements.

                        Berger Funds o September 30, 2001 Combined Annual Report

46

                                Ticker Symbol                              BEBAX
BERGER                          Fund Number                                  213
BALANCED FUND                   PORTFOLIO MANAGER COMMENTARY    STEVEN L. FOSSEL
================================================================================

MARKET CONDITIONS

The past fiscal year was one of the most difficult periods on record, especially for growth-stock investors. We believe there are two main reasons for this. First, beginning in the fourth quarter of 2000, the economy slowed suddenly, which affected the earnings growth of most companies. In general, the fastest growing were the hardest hit. Their revenue and earnings growth rates had been so high that they had further to fall, and fall they did. Second, and perhaps more important in our view, the valuations that reflected those extremely high growth rates shrank along with their slowing revenue and earnings growth. This highly toxic combination brought growth-stock prices down even more than the market in general. Bonds on the other hand-performed well as the federal reserve cut interest rates.

FUND PERFORMANCE

Against this difficult backdrop the Berger Balanced Fund (the "Fund") was down 25.82% for the fiscal year, compared with the S&P 500 Index(1) which declined 26.61% and the Lehman Brothers Government/Corporate Bond Index which gained 13.17%.2. The Fund held many companies whose fast growth rates and higher valuations suffered sharp declines. Over the last year most major industry sectors suffered declines with technology, communications, utility and energy services being the hardest hit. As of September 30, 2001, the Fund's assets were allocated as follows: 61% equities, 38% fixed-income and 1% cash. The Fund's fixed income holdings significantly outperformed its equities this year.

At Berger, while we did anticipate a slowdown in the economy, we did not anticipate the magnitude or duration of the decline. Not surprisingly, technology had the largest negative impact on Fund performance. We reduced technology holdings during the first half of the year in response to slowing growth; however it remains prominent. Our conviction in the future of fundamentally sound technology companies remains strong and our changes were made to balance near-term fundamentals with longer-term opportunities. The moves were part of our overall strategy to position the fund as well as possible for an anticipated recovery.

Most technology stocks were down more than 50%. The Fund suffered from its large holdings of networking, storage and software stocks. In networking JDS Uniphase Corp., Corning, Inc., Nortel Networks Corp. and Cisco Systems, Inc., significantly hurt the Fund's performance. Storage holdings such as EMC Corp. and McDATA Corp. also suffered significant declines. In software VERITAS Software Corp., Siebel Systems, Inc., and VeriSign, Inc. detracted from the Fund's performance. We also sold Corning, Nortel and JDS Uniphase. We are more sanguine regarding the outlook for several software stocks. VeriSign, Inc. for example, has continued to show strong growth throughout this period so we increased our holdings in this stock. We continue to hold Check Point Software Technologies Ltd. as we believe it has also improved its competitive position and could benefit from an economic recovery.

In the energy and utility sectors the first half of the year was strong while the second half was much weaker. Many of the Fund's energy services holdings such as Nabors Industries, Inc., were strong performers in the first part of the year because of strong commodity prices and high levels of drilling activity. This reversed itself in the second half as slowing economic activity caused deterioration in the supply/demand balance. We sold several holdings, including Nabors, as this began to happen.

In other sectors the news is less bleak. In communications, while we suffered a decline in Qwest Communications International, Inc., we enjoyed a rise in our Sprint Corp. (PCS Group) holdings. Retail stocks such as Wal-Mart Stores, Inc. and Kroger Co. that sell more staple items did well, while others selling more discretionary goods like RadioShack Corp. and Best Buy Co., Inc. were poor performers. Financial stocks showed a similar mixed pattern. Market-sensitive stocks such as Charles Schwab Corp. and Morgan Stanley Dean Witter & Co. suffered declines. Consistent growth companies like Freddie Mac and Fifth Third Bancorp. were positive contributors to the Fund's performance.

We have increased our holdings in the healthcare sector as many companies are showing strong growth that is not impacted by the current economic weakness. During the year we purchased several healthcare services names such as Tenet Healthcare and Cardinal Health, Inc. that were positive contributors to performance. Our holdings in the hospital area such as HCA, Inc. are experiencing accelerating sales growth that is resulting in margin expansion and better-than-expected earnings. American Home Products Corp. was also a strong performer. We continue to own several biotech stocks such as Genentech, Inc. that declined for the year because of a contraction in industry valuations but remain attractive in our view due to strong growth of existing products and an exciting product pipeline.

OUTLOOK

As we have navigated the difficulties and uncertainties of the past fiscal year, we have focused on companies we believe are positioned for an anticipated recovery in the economy and stock market.

Growth investing is very much about the future. As a nation our confidence in the future has been shaken by a downward slide in the economy, the events of September 11th and the weeks that have followed. During such uncertain times, it can be difficult to feel as confident about the future as we did even a year ago. Despite that, our faith in the spirit of the American people, the strength of our economy and the resilience of American companies has not been shaken.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The S&P 500 Index is an unmanaged index, that includes reinvestment of dividends, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

(2) The Lehman Brothers Government/Corporate Bond Index is made up of the Lehman Brothers Government and Corporate Bond indexes. Issuers include the U.S. Treasury, U.S. government agencies, quasi-federal corporations, corporations whose debt is guaranteed by the U.S. government and other corporations. The Index is unmanaged and investors cannot actually make investments in the Index.


Berger Funds o September 30, 2001 Combined Annual Report

                                                                    Berger Funds

PERFORMANCE OVERVIEW
================================================================================

BERGER BALANCED FUND - GROWTH OF $10,000


                                    [GRAPH]

                                   9/30/01
                                   -------

Berger Balanced Fund               $21,087

S&P 500 Index                      $11,586

Lehman Brothers Govt./Corp.
Bond Index                         $13,410


AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2001

One Year                           (25.82)%
Life of Fund (9/30/97)              20.50%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Life of Fund performance includes returns for the last quarter of 1997, which reflect a higher-than-normal level of trading activity undertaken to pursue equity opportunities available as the Advisor was beginning to implement the Fund's long-term approach to equity management. Because of market volatility, the Fund's current performance may be lower than the figures shown.

================================================================================
SCHEDULE OF INVESTMENTS


                                                             September 30, 2001
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
COMMON STOCK (61.02%)
Banks - Money Center (2.34%)
      18,000     Bank of New York Co., Inc.                   $         630,000
      36,653     Citigroup, Inc.                                      1,484,450
-------------------------------------------------------------------------------
                                                                      2,114,450
-------------------------------------------------------------------------------
Banks - Super Regional (1.86%)
      17,000     Fifth Third Bancorp.                                 1,045,160
      12,000     Northern Trust Corp.                                   629,760
-------------------------------------------------------------------------------
                                                                      1,674,920
-------------------------------------------------------------------------------
Commercial Services - Advertising (0.72%)
      10,000     Omnicom Group, Inc.                                    649,000
-------------------------------------------------------------------------------
Computer - Manufacturers (1.03%)
      10,000     International Business Machines Corp.                  923,000
-------------------------------------------------------------------------------
Computer - Memory Devices (0.47%)
      35,660     EMC Corp.*                                             419,005
-------------------------------------------------------------------------------
Computer - Networking (0.57%)
      41,800     Cisco Systems, Inc.*                                   509,124
-------------------------------------------------------------------------------
                                                             September 30, 2001
-------------------------------------------------------------------------------
SHARES                                                                    VALUE
-------------------------------------------------------------------------------
COMMON STOCK (61.02%) - CONTINUED
Computer - Services (1.22%)
      19,000     Electronic Data Systems Corp.                $       1,094,020
-------------------------------------------------------------------------------

Computer Software - Desktop (1.93%)
      33,960     Microsoft Corp.*                                     1,737,733
-------------------------------------------------------------------------------

Computer Software - Enterprise (1.38%)
      70,000     Oracle Corp.*                                          880,600
      20,000     VERITAS Software Corp.*                                368,800
-------------------------------------------------------------------------------
                                                                      1,249,400

Computer Software - Security (0.59%)
      24,000     Check Point Software
                 Technologies Ltd.*                                     528,480
-------------------------------------------------------------------------------

Diversified Operations (5.34%)
      32,800     AOL Time Warner, Inc.*                               1,085,680
      41,388     Pharmacia Corp.                                      1,678,697
      45,000     Tyco International Ltd.                              2,047,500
-------------------------------------------------------------------------------
                                                                      4,811,877
-------------------------------------------------------------------------------

                        Berger Funds o September 30, 2001 Combined Annual Report

48

BERGER
BALANCED FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (91.04%)
Aerospace/Defense Equipment (0.46%)
      35,000     Goodrich (B.F.) Co.                                   $ 681,800
--------------------------------------------------------------------------------

Auto/Truck - Original Equipment (2.71%)
     125,000     Autoliv, Inc.                                         1,967,500
      45,000     Tecumseh Products Co.                                 2,048,850
--------------------------------------------------------------------------------
                                                                       4,016,350
--------------------------------------------------------------------------------

Banks - Northeast (1.12%)
      30,000     Wilmington Trust Corp.                                1,656,000
--------------------------------------------------------------------------------

Banks - Southeast (1.17%)
      67,000     Compass Bancshares, Inc.                              1,744,010
--------------------------------------------------------------------------------

Banks - West/Southwest (1.13%)
      72,000     Greater Bay Bancorp.                                  1,675,440
--------------------------------------------------------------------------------

Building - Hand Tools (1.05%)
      70,000     Snap-On, Inc.                                         1,563,100
--------------------------------------------------------------------------------

                                                              September 30, 2001
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (91.04%) - CONTINUED
Building - Heavy Construction (1.09%)
     140,000     Dycom Industries, Inc.*                              $1,624,000
--------------------------------------------------------------------------------

Building - Paint & Allied Products (0.60%)
      40,000     Sherwin-Williams Co.                                    888,800
--------------------------------------------------------------------------------

Building - Residential/Commercial (2.37%)
      35,000     Pulte Homes, Inc.                                     1,072,750
     125,000     Standard Pacific Corp.                                2,438,750
--------------------------------------------------------------------------------
                                                                       3,511,500
--------------------------------------------------------------------------------

Building Products - Wood (1.23%)
      45,000     Rayonier, Inc.                                        1,821,150
--------------------------------------------------------------------------------

Chemicals - Plastics (1.10%)
      85,000     PolyOne Corp.                                           663,000
      95,000     Schulman (A.), Inc.                                     973,750
--------------------------------------------------------------------------------
                                                                       1,636,750
--------------------------------------------------------------------------------

Berger Funds o September 30, 2001 Combined Annual Report

                                                                    Berger Funds
================================================================================
SCHEDULE OF INVESTMENTS


                                                             September 30, 2001
-------------------------------------------------------------------------------
Shares/Par Value                                                          Value
-------------------------------------------------------------------------------
COMMON STOCK (61.02%) - CONTINUED
Telecommunications - Services (0.57%)
      30,640     Qwest Communications
                 International, Inc.                         $          511,688
-------------------------------------------------------------------------------

Utility - Electric Power (0.93%)
      17,000     Constellation Energy Group, Inc.                       411,400
      13,000     PPL Corp.                                              423,800
-------------------------------------------------------------------------------
                                                                        835,200
-------------------------------------------------------------------------------
Total Common Stock
(Cost $66,415,626)                                                   54,927,794
-------------------------------------------------------------------------------

CORPORATE DEBT - NON-CONVERTIBLE (18.70%)
Banks - Money Center (2.42%)
  $2,000,000     Citigroup, Inc.;
                 7.25%, 10/01/10                                      2,180,532
-------------------------------------------------------------------------------

Banks - Super Regional (2.42%)
   2,000,000     Wells Fargo & Co.;
                 7.25%, 8/24/2005                                     2,177,388
-------------------------------------------------------------------------------

Computer - Manufacturers (2.32%)
   2,000,000     International Business Machines Corp.;
                 5.625%, 4/12/2004                                    2,084,648
-------------------------------------------------------------------------------

Diversified Operations (4.65%)
   2,000,000     Time Warner Entertainment Co., Inc.;
                 7.25%, 9/01/2008                                     2,144,180
   2,000,000     Tyco International Group SA;
                 5.80%, 8/1/2006                                      2,041,682
-------------------------------------------------------------------------------
                                                                      4,185,862
-------------------------------------------------------------------------------

Finance - Consumer/Commercial Loans (2.31%)
   2,000,000     Boeing Capital Corp.;
                 6.21%, 8/15/2003                                     2,083,208
-------------------------------------------------------------------------------

Finance - Investment Management (2.30%)
   2,000,000     Morgan Stanley Dean Witter & Co.;
                 8.10%, 6/24/2002                                     2,075,250
-------------------------------------------------------------------------------

Medical - Drug/Diversified (2.28%)
   2,000,000     Warner Lambert Co.;
                 5.75%, 1/15/2003                                     2,050,512
-------------------------------------------------------------------------------
Total Corporate Debt - Non-Convertible
(Cost $16,287,076)                                                   16,837,400
-------------------------------------------------------------------------------

                                                             September 30, 2001
-------------------------------------------------------------------------------
Par Value                                                                 Value
-------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (19.25%)
  $4,000,000     FHLMC Discount Note;
                 6.25%, 7/15/2004                            $        4,288,812
   4,000,000     FNMA DISCOUNT NOTE;
                 7.125%, 2/15/2005                                    4,416,748
   4,000,000     FNMA Discount Note;
                 7.40%, 7/01/2004                                     4,407,408
   4,000,000     FNMA Discount Note;
                 6.25% 2/01/2011                                      4,213,956
-------------------------------------------------------------------------------
                                                                     17,326,924
-------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
(Cost $15,971,565)                                                   17,326,924
-------------------------------------------------------------------------------

Repurchase Agreement (0.71%)
    $637,000     State Street Repurchase Agreement,
                 3.12% dated September 28, 2001,
                 to be repurchased at $637,166 on
                 October 1, 2001, collateralized by
                 FNMA Agency Note, 4.63% -
                 May 15, 2003 with a value of
                 $651,771                                               637,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $637,000)                                                         637,000
-------------------------------------------------------------------------------
Total Investments (Cost $99,311,267) (99.68%)                        89,729,118
Total Other Assets, Less Liabilities (0.32%)                            283,981
-------------------------------------------------------------------------------
Net Assets (100.00%)                                         $       90,013,099
-------------------------------------------------------------------------------


* Non-income producing security.
ADR - American Depositary Receipt.
FHLMC - Federal Home Loan Mortgage Corp.
FNMA - Federal National Mortgage Association.

See notes to financial statements.

                        Berger Funds o September 30, 2001 Combined Annual Report

50

FINANCIAL
STATEMENTS
================================================================================

STATEMENTS OF ASSETS AND LIABILITIES

                                                                             Berger           Berger
                                                           Berger         Large Cap          Mid Cap
September 30, 2001                                    Growth Fund       Growth Fund      Growth Fund
------------------------------------------------------------------------------------------------------
Assets
Investments, at cost                                $ 844,321,865     $ 368,252,761     $ 37,998,859
------------------------------------------------------------------------------------------------------
Investments, at value
    Unaffiliated issuers                            $ 706,747,592     $ 308,767,715     $ 29,312,433
    Affiliates                                                 --                --               --
    Repurchase Agreements                                      --         6,111,000               --
------------------------------------------------------------------------------------------------------
Total Investments                                     706,747,592       314,878,715       29,312,433(1)
Cash                                                           --             5,091               --
Receivables
    Investment securities sold                         26,927,828         3,449,023        1,681,836
    Fund shares sold                                      181,645         1,894,349           32,225
    Dividends                                             258,175           273,322               --
    Interest                                                   --           159,869               --
Other investments (Note 3)                                     --                --        8,315,006
Deferred organization costs                                    --                --               --
------------------------------------------------------------------------------------------------------
    Total Assets                                      734,115,240       320,660,369       39,341,500
------------------------------------------------------------------------------------------------------
Liabilities
Payables
    Investment securities purchased                     8,931,493         1,489,378          295,868
    Fund shares redeemed                                  288,159           273,071           40,497
    Loan payable to Banks                                 922,035                --          210,102
    Interest                                                  167               292                6
    Securities loaned                                          --                --        8,315,006
Accrued investment advisory fees                          457,326           201,100           20,893
Accrued custodian and accounting fees                      22,994            11,596            5,074
Accrued transfer agent fees                               298,349            86,343           15,108
Accrued 12b-1 fees                                        155,992            67,034            6,964
Accrued audit fees                                         26,100            16,664           11,450
Accrued shareholder reporting fees                         35,997            10,691            2,066
Other accrued expenses                                         --                --               --
------------------------------------------------------------------------------------------------------
    Total Liabilities                                  11,138,612         2,156,169        8,923,034
------------------------------------------------------------------------------------------------------
Net Assets Applicable to Shares Outstanding         $ 722,976,628     $ 318,504,200     $ 30,418,466
------------------------------------------------------------------------------------------------------
Components of Net Assets
Capital (par value and paid in surplus)            $1,213,364,581     $ 433,118,529     $ 87,296,498
Undistributed net investment income/
   (Accumulated net investment loss)                     (392,786)          (75,805)          (3,023)
Undistributed net realized gain (loss) on
   securities and foreign currency transactions      (352,420,894)      (61,164,478)     (48,188,583)
 Net unrealized depreciation on securities and
   foreign currency transactions                     (137,574,273)      (53,374,046)      (8,686,426)
------------------------------------------------------------------------------------------------------
                                                    $ 722,976,628     $ 318,504,200     $ 30,418,466
------------------------------------------------------------------------------------------------------
Shares Outstanding                                    104,084,227        32,718,134        2,825,934
------------------------------------------------------------------------------------------------------
Shares Authorized (par value $0.01)                   200,000,000       100,000,000        Unlimited
------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share                                  $        6.95     $        9.73     $      10.76
------------------------------------------------------------------------------------------------------
Net Assets:
    Investor Shares                                           N/A               N/A              N/A
------------------------------------------------------------------------------------------------------
    Institutional Shares                                      N/A               N/A              N/A
------------------------------------------------------------------------------------------------------
Shares Outstanding:
    Investor Shares                                           N/A               N/A              N/A
------------------------------------------------------------------------------------------------------
    Institutional Shares                                      N/A               N/A              N/A
------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share:
    Investor Shares                                           N/A               N/A              N/A
------------------------------------------------------------------------------------------------------
    Institutional Shares                                      N/A               N/A              N/A
------------------------------------------------------------------------------------------------------

(1) See Note 3 for Information Regarding the Value of Securities On Loan.

(2) Amounts adjusted to reflect a 7-for-1 share split, effective October 17, 2000.

See notes to financial statements.



Berger Funds o September 30, 2001 Combined Annual Report

                                                            Financial Statements

================================================================================

                                                            Berger                   Berger
                                                     Small Company           New Generation                Berger
September 30, 2001                                     Growth Fund                     Fund           Select Fund
---------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at cost                                 $ 655,642,308            $ 204,621,935          $ 28,726,649
---------------------------------------------------------------------------------------------------------------------------
Investments, at value
    Unaffiliated issuers                             $ 560,134,523            $ 133,417,831          $ 24,844,313
    Affiliates                                           8,366,223                       --                    --
    Repurchase Agreements                                7,455,000                       --                    --
---------------------------------------------------------------------------------------------------------------------------
Total Investments                                      575,955,746(1)           133,417,831(1)         24,844,313(1)
Cash                                                     3,404,480                       --                    --
Receivables
    Investment securities sold                          33,573,843                6,137,758             2,761,003
    Fund shares sold                                     5,851,333                1,886,276                38,477
    Dividends                                               12,075                       --                 5,490
    Interest                                                 1,938                   25,667                    --
Other investments (Note 3)                             197,313,998               50,034,662             4,499,366
Deferred organization costs                                     --                       --                    --
---------------------------------------------------------------------------------------------------------------------------
    Total Assets                                       816,113,413              191,502,194            32,148,649
---------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables
    Investment securities purchased                     28,502,963                  650,398             1,871,287
    Fund shares redeemed                                 1,352,449                  143,783                21,865
    Loan payable to Banks                                       --                2,432,432               360,240
    Interest                                                 1,080                    2,088                    46
    Securities loaned                                  197,313,998               50,034,662             4,499,366
Accrued investment advisory fees                           458,032                  109,785                16,856
Accrued custodian and accounting fees                       17,760                   15,045                 1,135
Accrued transfer agent fees                                186,512                   79,161                13,440
Accrued 12b-1 fees                                         136,232                   31,910                 5,618
Accrued audit fees                                          16,158                   13,658                13,438
Accrued shareholder reporting fees                          22,459                   63,642                 1,733
Other accrued expenses                                          --                       --                    --
---------------------------------------------------------------------------------------------------------------------------
    Total Liabilities                                  228,007,643               53,576,564             6,805,024
---------------------------------------------------------------------------------------------------------------------------
Net Assets Applicable to Shares Outstanding          $ 588,105,770            $ 137,925,630          $ 25,343,625
---------------------------------------------------------------------------------------------------------------------------
Components of Net Assets
Capital (par value and paid in surplus)            $ 1,086,988,980            $ 629,363,081          $ 60,611,672
Undistributed net investment income/
   (Accumulated net investment loss)                      (142,596)                 (34,828)               (6,562)
Undistributed net realized gain (loss) on
   securities and foreign currency transactions       (419,054,052)            (420,198,519)          (31,379,149)
 Net unrealized depreciation on securities and
   foreign currency transactions                       (79,686,562)             (71,204,104)           (3,882,336)
---------------------------------------------------------------------------------------------------------------------------
                                                     $ 588,105,770            $ 137,925,630          $ 25,343,625
---------------------------------------------------------------------------------------------------------------------------
Shares Outstanding                                     239,038,480               23,616,519             4,310,505
---------------------------------------------------------------------------------------------------------------------------
Shares Authorized (par value $0.01)                      Unlimited                Unlimited             Unlimited
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share                                             N/A                      N/A                $ 5.88
---------------------------------------------------------------------------------------------------------------------------
Net Assets:
    Investor Shares                                  $ 586,069,900            $ 136,372,501                   N/A
---------------------------------------------------------------------------------------------------------------------------
    Institutional Shares                             $   2,035,870            $   1,553,129                   N/A
---------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
    Investor Shares                                    238,216,973               23,349,637                   N/A
---------------------------------------------------------------------------------------------------------------------------
    Institutional Shares                                   821,507                  266,882                   N/A
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share:
    Investor Shares                                  $        2.46                   $ 5.84                   N/A
---------------------------------------------------------------------------------------------------------------------------
    Institutional Shares                             $        2.48                   $ 5.82                   N/A
---------------------------------------------------------------------------------------------------------------------------




                                                             Berger               Berger            Berger               Berger
                                                        Information            Small Cap           Mid Cap             Balanced
September 30, 2001                                  Technology Fund           Value Fund        Value Fund                 Fund
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at cost                                   $ 66,002,776      $ 2,719,930,245     $ 164,988,864         $ 99,311,267
----------------------------------------------------------------------------------------------------------------------------------
Investments, at value
    Unaffiliated issuers                               $ 34,148,709        $ 853,658,662     $ 135,196,622         $ 89,092,118
    Affiliates                                                   --        1,486,870,106                --                   --
    Repurchase Agreements                                 4,933,000          239,609,000        14,396,000              637,000
----------------------------------------------------------------------------------------------------------------------------------
Total Investments                                        39,081,709(1)     2,580,137,768       149,592,622(1)        89,729,118(1)
Cash                                                            293                  289               608                  807
Receivables
    Investment securities sold                                   --            3,517,075         2,465,291              634,813
    Fund shares sold                                        132,783            8,210,517           429,972               60,383
    Dividends                                                 3,472            2,793,531           212,984               27,267
    Interest                                                  1,283               62,298             3,743              450,429
Other investments (Note 3)                                5,538,180                   --        20,254,200            3,764,972
Deferred organization costs                                   1,911                   --                --                   --
----------------------------------------------------------------------------------------------------------------------------------
    Total Assets                                         44,759,631        2,594,721,478       172,959,420           94,667,789
----------------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables
    Investment securities purchased                              --           22,962,907         3,804,671              612,538
    Fund shares redeemed                                    112,622            5,000,627           233,395              170,509
    Loan payable to Banks                                        --                   --                --                   --
    Interest                                                     --                   --                --                   --
    Securities loaned                                     5,538,180                   --        20,254,200            3,764,972
Accrued investment advisory fees                             30,560            1,767,132            99,990               53,524
Accrued custodian and accounting fees                         3,284               72,987             7,229                3,593
Accrued transfer agent fees                                  22,686               59,991             9,955               15,424
Accrued 12b-1 fees                                            5,457              938,120            33,330               19,115
Accrued audit fees                                           10,171               14,190            10,354               13,150
Accrued shareholder reporting fees                            3,414                7,857             1,008                1,865
Other accrued expenses                                          998                   --                --                   --
----------------------------------------------------------------------------------------------------------------------------------
    Total Liabilities                                     5,727,372           30,823,811        24,454,132            4,654,690
----------------------------------------------------------------------------------------------------------------------------------
Net Assets Applicable to Shares Outstanding            $ 39,032,259      $ 2,563,897,667     $ 148,505,288         $ 90,013,099
----------------------------------------------------------------------------------------------------------------------------------
Components of Net Assets
Capital (par value and paid in surplus)            $   $ 93,847,838      $ 2,460,832,625     $ 159,806,567        $ 111,777,848
Undistributed net investment income/
   (Accumulated net investment loss)                         (2,718)          17,028,837           411,645              181,054
Undistributed net realized gain (loss) on
   securities and foreign currency transactions         (27,891,794)         225,828,682         3,683,318          (12,363,654)
 Net unrealized depreciation on securities and
   foreign currency transactions                        (26,921,067)        (139,792,477)      (15,396,242)          (9,582,149)
----------------------------------------------------------------------------------------------------------------------------------
                                                       $ 39,032,259      $ 2,563,897,667     $ 148,505,288         $ 90,013,099
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding                                        7,793,374          104,509,445        10,386,730            7,198,569
----------------------------------------------------------------------------------------------------------------------------------
Shares Authorized (par value $0.01)                       Unlimited            Unlimited         Unlimited            Unlimited
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share                                              N/A                  N/A     $       14.30         $      12.50
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
    Investor Shares                                    $ 23,763,524      $ 1,378,893,962               N/A                  N/A
----------------------------------------------------------------------------------------------------------------------------------
    Institutional Shares                               $ 15,268,735      $ 1,185,003,705               N/A                  N/A
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
    Investor Shares                                       4,765,286(2)        56,305,077               N/A                  N/A
----------------------------------------------------------------------------------------------------------------------------------
    Institutional Shares                                  3,028,088(2)        48,204,368               N/A                  N/A
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share:
    Investor Shares                                    $       4.99(2)   $         24.49               N/A                  N/A
----------------------------------------------------------------------------------------------------------------------------------
    Institutional Shares                               $       5.04(2)   $         24.58               N/A                  N/A
----------------------------------------------------------------------------------------------------------------------------------



Berger Funds o September 30, 2001 Combined Annual Report

52

FINANCIAL
STATEMENTS
================================================================================
STATEMENTS OF OPERATIONS


                                                                                    Berger           Berger
                                                                 Berger          Large Cap          Mid Cap
For the Year Ended September 30, 2001                       Growth Fund        Growth Fund      Growth Fund
---------------------------------------------------------------------------------------------------------------
Investment Income
Income
   Dividends                                            $     2,786,977      $   2,851,278     $     12,511
   Dividends from affiliates                                         --                 --               --
   Interest                                                   2,990,077          3,099,294          103,171
   Securities lending income                                         --                 --          101,618
---------------------------------------------------------------------------------------------------------------
     Total Income                                             5,777,054          5,950,572          217,300
---------------------------------------------------------------------------------------------------------------
Expenses
   Investment advisory fees                                   8,512,360          3,592,914          473,268
   Accounting fees                                              131,066             53,987           10,859
   Custodian fees                                                80,574             34,139           21,326
   Transfer agent fees
    Investor Shares or single-class funds only                2,271,741            691,795          155,600
    Institutional Shares                                             --                 --               --
   Registration fees                                             40,749             65,317           37,899
   12b-1 fees (Investor Shares or single-class
    funds only)                                               2,989,659          1,197,637          157,756
   Audit fees                                                    37,594             25,149           16,784
   Legal fees                                                    21,976             11,248            3,698
   Directors'/Trustees' fees and expenses                        83,017             33,252            4,451
   Shareholder reporting fees                                   849,025            261,871           54,280
   Amortization of deferred organization costs                       --                 --               --
   Interest expense                                              33,771             22,992            7,236
   Other expenses                                                46,895             15,418            2,689
---------------------------------------------------------------------------------------------------------------
     Gross Expenses                                          15,098,427          6,005,719          945,846
     Less fees waived by Advisor                                     --                 --               --
     Less earnings credits                                      (68,594)           (43,324)          (4,420)
---------------------------------------------------------------------------------------------------------------
     Net Expenses                                            15,029,833          5,962,395          941,426
---------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                            (9,252,779)           (11,823)        (724,126)
---------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Securities
   and Foreign Currency Transactions
Net realized gain (loss) on securities
   and foreign currency transactions                       (351,493,347)       (59,522,175)     (47,626,205)
Net realized loss on futures contracts                               --                 --               --
Net realized gain on distributions from
   investment companies                                              --                 --               --
Net change in unrealized appreciation (depreciation)
   on securities and foreign currency transactions         (769,010,982)      (259,562,540)     (29,431,862)
---------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Securities
   and Foreign Currency Transactions                     (1,120,504,329)      (319,084,715)     (77,058,067)
---------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
   from Operations                                      $(1,129,757,108)     $(319,096,538)    $(77,782,193)
---------------------------------------------------------------------------------------------------------------
Foreign taxes withheld                                  $        21,733      $      46,077     $         --
---------------------------------------------------------------------------------------------------------------



Berger Funds o September 30, 2001 Combined Annual Report

                                                            Financial Statements

================================================================================


                                                               Berger             Berger                              Berger
                                                        Small Company     New Generation           Berger        Information
For the Year Ended September 30, 2001                     Growth Fund               Fund      Select Fund    Technology Fund
---------------------------------------------------------------------------------------------------------------------------------
Investment Income
Income
   Dividends                                            $     147,712      $      25,331     $    114,320      $      52,213
   Dividends from affiliates                                       --                 --               --                 --
   Interest                                                 2,880,714            400,721          123,481            221,242
   Securities lending income                                1,284,917            629,718           27,634             47,561
---------------------------------------------------------------------------------------------------------------------------------
     Total Income                                           4,313,343          1,055,770          265,435            321,016
---------------------------------------------------------------------------------------------------------------------------------
Expenses
   Investment advisory fees                                 8,203,924          3,099,958          401,405            653,534
   Accounting fees                                            116,212             49,066            9,876             18,936
   Custodian fees                                              77,073            173,450            8,668             14,082
   Transfer agent fees
    Investor Shares or single-class funds only              1,612,777            828,687          119,835            153,698
    Institutional Shares                                        4,180              4,732               --             42,572
   Registration fees                                          193,244            144,600           18,625             50,387
   12b-1 fees (Investor Shares or single-class
    funds only)                                             2,480,531            902,574          133,802            110,236
   Audit fees                                                  27,790             21,927           18,737             17,207
   Legal fees                                                  21,402             10,365            3,523              4,544
   Directors'/Trustees' fees and expenses                      70,119             25,187            3,691              5,277
   Shareholder reporting fees                                 319,325            296,805           44,169             69,201
   Amortization of deferred organization costs                     --                 --               --              3,701
   Interest expense                                            36,077             40,434            5,797              2,210
   Other expenses                                              35,338             22,121            3,672              3,175
---------------------------------------------------------------------------------------------------------------------------------
     Gross Expenses                                        13,197,992          5,619,906          771,800          1,148,760
     Less fees waived by Advisor                              (10,098)           (10,090)              --                 --
     Less earnings credits                                    (90,593)           (26,658)          (2,991)            (7,906)
---------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                          13,097,301          5,583,158          768,809          1,140,854
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                          (8,783,958)        (4,527,388)        (503,374)          (819,838)
---------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Securities
   and Foreign Currency Transactions
Net realized gain (loss) on securities
   and foreign currency transactions                     (394,022,060)      (420,198,519)     (31,178,942)       (26,299,446)
Net realized loss on futures contracts                             --                 --               --                 --
Net realized gain on distributions from
   investment companies                                            --                 --               --                 --
Net change in unrealized appreciation (depreciation)
   on securities and foreign currency transactions       (472,059,274)      (207,000,479)     (34,273,425)       (73,183,337)
---------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Securities
   and Foreign Currency Transactions                     (866,081,334)      (627,198,998)     (65,452,367)       (99,482,783)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
   from Operations                                      $(874,865,292)     $(631,726,386)    $(65,955,741)     $(100,302,621)
---------------------------------------------------------------------------------------------------------------------------------
Foreign taxes withheld                                  $          --      $          --     $        809      $       1,015
---------------------------------------------------------------------------------------------------------------------------------




                                                              Berger           Berger            Berger
                                                           Small Cap          Mid Cap          Balanced
For the Year Ended September 30, 2001                     Value Fund       Value Fund              Fund
--------------------------------------------------------------------------------------------------------
Investment Income
Income
   Dividends                                            $ 12,210,857     $  1,564,664      $    436,952
   Dividends from affiliates                              24,996,269               --                --
   Interest                                               12,882,120          407,761         3,241,680
   Securities lending income                                       -           33,118            12,777
--------------------------------------------------------------------------------------------------------
     Total Income                                         50,089,246        2,005,543         3,691,409
--------------------------------------------------------------------------------------------------------
Expenses
   Investment advisory fees                               18,728,462          754,340           907,695
   Accounting fees                                           256,244           14,936            16,833
   Custodian fees                                            159,397           34,175            12,483
   Transfer agent fees
    Investor Shares or single-class funds only               756,996           98,865           154,933
    Institutional Shares                                      73,924               --                --
   Registration fees                                         289,970           20,816            33,318
   12b-1 fees (Investor Shares or single-class
    funds only)                                            3,109,173          251,447           324,176
   Audit fees                                                 30,117           16,209            18,981
   Legal fees                                                 40,897            4,167             4,701
   Directors'/Trustees' fees and expenses                    169,776            7,180             8,988
   Shareholder reporting fees                                461,161           25,589            52,048
   Amortization of deferred organization costs                    --               --                --
   Interest expense                                           41,745            1,179             5,995
   Other expenses                                             30,464              619             4,213
--------------------------------------------------------------------------------------------------------
     Gross Expenses                                       24,148,326        1,229,522         1,544,364
     Less fees waived by Advisor                            (782,353)              --                --
     Less earnings credits                                   (53,233)          (7,317)           (3,413)
--------------------------------------------------------------------------------------------------------
     Net Expenses                                         23,312,740        1,222,205         1,540,951
--------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                         26,776,506          783,338         2,150,458
--------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Securities
   and Foreign Currency Transactions
Net realized gain (loss) on securities
   and foreign currency transactions                     268,383,035        7,381,296       (11,547,137)
Net realized loss on futures contracts                            --         (254,555)               --
Net realized gain on distributions from
   investment companies                                           --           28,800                --
Net change in unrealized appreciation (depreciation)
   on securities and foreign currency transactions      (254,822,740)     (18,984,240)      (29,576,206)
--------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Securities
   and Foreign Currency Transactions                      13,560,295      (11,828,699)      (41,123,343)
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
   from Operations                                      $ 40,336,801     $(11,045,361)     $(38,972,885)
--------------------------------------------------------------------------------------------------------
Foreign taxes withheld                                  $         --     $        521      $      4,745
--------------------------------------------------------------------------------------------------------

See notes to financial statements.

                        Berger Funds o September 30, 2001 Combined Annual Report

54

FINANCIAL
STATEMENTS
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS



                                                                           Berger
                                                                        Growth Fund
----------------------------------------------------------------------------------------------
                                                                    Years Ended September 30,
                                                                     2001                2000
----------------------------------------------------------------------------------------------
From Operations
Net investment loss                                       $    (9,252,779)     $  (15,810,237)
Net realized gain (loss) on securities and foreign
    currency transactions                                    (351,493,347)        285,513,578
Net change in unrealized appreciation (depreciation)
    on securities and foreign currency transactions          (769,010,982)        511,850,546
----------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
    from Operations                                        (1,129,757,108)        781,553,887
----------------------------------------------------------------------------------------------

From Dividends and Distributions to Shareholders
Distributions from net realized gains on investments:
    Investor Shares and single-class Funds only                        --        (294,401,149)
    Institutional Shares                                               --                  --
Distributions in excess of net realized gains
    on investments:
    Investor Shares and single-class Funds only              (251,329,238)                 --
    Institutional Shares                                               --                  --
----------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
    Distributions to Shareholders                            (251,329,238)       (294,401,149)
----------------------------------------------------------------------------------------------

From Fund Share Transactions (Note 5)
Proceeds from shares sold                                      87,306,935          98,534,404
Net asset value of shares issued in reinvestment of
    dividends and distributions                               244,279,275         287,586,198
Payments for shares redeemed                                 (175,295,719)       (259,294,552)
----------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from
    Fund Share Transactions                                   156,290,491         126,826,050
----------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                      (1,224,795,855)        613,978,788

Net Assets
Beginning of period                                         1,947,772,483       1,333,793,695
----------------------------------------------------------------------------------------------
End of period                                             $   722,976,628      $1,947,772,483
----------------------------------------------------------------------------------------------
Accumulated net investment loss                           $      (392,786)     $     (347,362)
----------------------------------------------------------------------------------------------

Transactions in Fund Shares (Note 5)
Shares sold                                                     7,416,148           5,006,842
Shares issued to shareholders in reinvestment of
    dividends and distributions                                19,907,779          16,039,370
Shares redeemed                                               (16,567,814)        (13,463,692)
----------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                              10,756,113           7,582,520
Shares outstanding, beginning of period                        93,328,114          85,745,594
----------------------------------------------------------------------------------------------
Shares outstanding, end of period                             104,084,227          93,328,114
----------------------------------------------------------------------------------------------

                                                            Financial Statements

================================================================================

                                                                       Berger                            Berger
                                                                      Large Cap                          Mid Cap
                                                                     Growth Fund                       Growth Fund
----------------------------------------------------------------------------------------------------------------------------
                                                                Years Ended September 30,         Years Ended September 30,
                                                                   2001              2000            2001              2000
----------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment loss                                       $     (11,823)    $    (970,197)   $   (724,126)     $   (812,948)
Net realized gain (loss) on securities and foreign
    currency transactions                                   (59,522,175)       80,409,828     (47,626,205)       18,335,737
Net change in unrealized appreciation (depreciation)
    on securities and foreign currency transactions        (259,562,540)      135,808,985     (29,431,862)       17,019,658
----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
    from Operations                                        (319,096,538)      215,248,616     (77,782,193)       34,542,447
----------------------------------------------------------------------------------------------------------------------------

From Dividends and Distributions to Shareholders
Distributions from net realized gains on investments:
    Investor Shares and single-class Funds only             (17,963,117)      (56,432,967)             --        (2,604,437)
    Institutional Shares                                             --                --              --                --
Distributions in excess of net realized gains
    on investments:
    Investor Shares and single-class Funds only             (52,015,992)               --     (13,016,358)               --
    Institutional Shares                                             --                --              --                --
----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
    Distributions to Shareholders                           (69,979,109)      (56,432,967)    (13,016,358)       (2,604,437)
----------------------------------------------------------------------------------------------------------------------------

From Fund Share Transactions (Note 5)
Proceeds from shares sold                                   120,535,392       278,763,933      56,207,595       134,338,287
Net asset value of shares issued in reinvestment of
    dividends and distributions                              66,706,853        54,706,474      12,109,872         2,525,230
Payments for shares redeemed                               (204,934,895)     (146,369,933)    (69,664,746)      (71,787,343)
----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from
    Fund Share Transactions                                 (17,692,650)      187,100,474      (1,347,279)       65,076,174
----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                      (406,768,297)      345,916,123     (92,145,830)       97,014,184

Net Assets
Beginning of period                                         725,272,497       379,356,374     122,564,296        25,550,112
----------------------------------------------------------------------------------------------------------------------------
End of period                                             $ 318,504,200     $ 725,272,497    $ 30,418,466      $122,564,296
----------------------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                           $     (75,805)    $     (64,921)   $     (3,023)     $     (1,744)
----------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares (Note 5)
Shares sold                                                   8,282,604        13,568,085       2,962,788         3,669,336
Shares issued to shareholders in reinvestment of
    dividends and distributions                               4,537,881         2,939,628         550,199            70,380
Shares redeemed                                             (13,984,088)       (7,387,883)     (3,657,195)       (1,940,540)
----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                            (1,163,603)        9,119,830        (144,208)        1,799,176
Shares outstanding, beginning of period                      33,881,737        24,761,907       2,970,142         1,170,966
----------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                            32,718,134        33,881,737       2,825,934         2,970,142
----------------------------------------------------------------------------------------------------------------------------
                                                                        Berger                               Berger
                                                                     Small Company                       New Generation
                                                                      Growth Fund                             Fund
----------------------------------------------------------------------------------------------------------------------------------
                                                                   Years Ended September 30,            Years Ended September 30,
                                                                    2001                2000              2001               2000
----------------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment loss                                       $   (8,783,958)    $   (10,321,217)    $  (4,527,388)     $  (8,097,471)
Net realized gain (loss) on securities and foreign
    currency transactions                                   (394,022,060)        325,582,758      (420,198,519)       177,147,820
Net change in unrealized appreciation (depreciation)
    on securities and foreign currency transactions         (472,059,274)        245,661,268      (207,000,479)        63,212,050
----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
    from Operations                                         (874,865,292)        560,922,809      (631,726,386)       232,262,399
----------------------------------------------------------------------------------------------------------------------------------

From Dividends and Distributions to Shareholders
Distributions from net realized gains on investments:
    Investor Shares and single-class Funds only                       --        (193,050,831)               --        (71,664,764)
    Institutional Shares                                              --            (107,996)               --           (146,231)
Distributions in excess of net realized gains
    on investments:
    Investor Shares and single-class Funds only             (204,748,863)                 --      (110,403,730)                --
    Institutional Shares                                        (737,016)                 --        (1,015,655)                --
----------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
    Distributions to Shareholders                           (205,485,879)       (193,158,827)     (111,419,385)       (71,810,995)
----------------------------------------------------------------------------------------------------------------------------------

From Fund Share Transactions (Note 5)
Proceeds from shares sold                                    680,871,860       1,359,540,857       246,982,800        946,576,329
Net asset value of shares issued in reinvestment of
    dividends and distributions                              198,098,099         189,000,774       106,471,058         67,721,581
Payments for shares redeemed                                (684,939,842)     (1,117,515,779)     (333,433,392)      (644,983,039)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from
    Fund Share Transactions                                  194,030,117         431,025,852        20,020,466        369,314,871
----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                       (886,321,054)        798,789,834      (723,125,305)       529,766,275

Net Assets
Beginning of period                                        1,474,426,824         675,636,990       861,050,935        331,284,660
----------------------------------------------------------------------------------------------------------------------------------
End of period                                             $  588,105,770     $ 1,474,426,824     $ 137,925,630      $ 861,050,935
----------------------------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                           $     (142,596)    $      (124,093)    $     (34,828)     $     (27,673)
----------------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares (Note 5)
Shares sold                                                  149,737,471         188,217,874        17,592,715         25,633,117
Shares issued to shareholders in reinvestment of
    dividends and distributions                               43,252,860          30,337,350         6,869,745          1,991,235
Shares redeemed                                             (152,346,276)       (159,164,729)      (23,512,403)       (17,811,606)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                             40,644,055          59,390,495           950,057          9,812,746
Shares outstanding, beginning of period                      198,394,425         139,003,930        22,666,462         12,853,716
----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                            239,038,480         198,394,425        23,616,519         22,666,462
----------------------------------------------------------------------------------------------------------------------------------


See notes to financial statements.

                        Berger Funds o September 30, 2001 Combined Annual Report

56

FINANCIAL STATEMENTS
================================================================================
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                     Berger
                                                                                                   Select Fund
------------------------------------------------------------------------------------------------------------------------
                                                                                               Years Ended September 30,
                                                                                               2001                 2000
------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income (loss)                                                        $      (503,374)     $    (1,075,237)
Net realized gain (loss) on securities and foreign currency transactions                (31,178,942)          29,900,230
Net realized loss on futures contracts                                                           --                   --
Net realized gain on distributions from investment companies                                     --                   --
Net change in unrealized appreciation (depreciation) on securities and foreign
  currency transactions                                                                (34,273,425)          22,159,622
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                         (65,955,741)          50,984,615

From Dividends and Distributions to Shareholders Dividends from net investment income:
   Investor Shares and single-class Funds only                                                   --                   --
   Institutional Shares                                                                          --                   --
Dividends in excess of net investment income:
   Investor Shares and single-class Funds only                                                   --             (120,494)
Distributions from net realized gains on investments:
   Investor Shares and single-class Funds only                                                   --          (24,429,656)
   Institutional Shares                                                                          --                   --
Distributions in excess of net realized gains on investments:
   Investor Shares and single-class Funds only                                          (20,152,617)                  --
   Institutional Shares                                                                          --                   --
------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and Distributions to Shareholders             (20,152,617)         (24,550,150)
------------------------------------------------------------------------------------------------------------------------

From Fund Share Transactions (Note 5)
Proceeds from shares sold                                                                15,344,688           69,127,672
Net asset value of shares issued in reinvestment of dividends and distributions          19,396,761           23,772,870
Payments for shares redeemed                                                            (45,620,711)         (98,355,421)
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from Fund Share Transactions              (10,879,262)          (5,454,879)
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                                   (96,987,620)          20,979,586

Net Assets
Beginning of period                                                                     122,331,245          101,351,659
------------------------------------------------------------------------------------------------------------------------
End of period                                                                       $    25,343,625      $   122,331,245
------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(Accumulated net investment loss)               $        (6,562)     $        (5,507)
------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares(1) (Note 5)
Shares sold                                                                               1,322,149            2,789,149
Shares issued to shareholders in reinvestment of dividends and distributions              1,791,021              969,530
Shares redeemed                                                                          (3,647,491)          (4,200,334)
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                                                          (534,321)            (441,655)
Shares outstanding, beginning of period                                                   4,844,826            5,286,481
------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                                         4,310,505            4,844,826
------------------------------------------------------------------------------------------------------------------------

(1) Share date for Berger Information Technology Fund have been adjusted to reflect a 7-for-1 share split, effective October 17, 2000.

See notes to financial statements.

Berger Funds o September 30, 2001 Combined Annual Report

                                                            Financial Statements

================================================================================

                                                                                                     Berger
                                                                                                   Information
                                                                                                 Technology Fund
------------------------------------------------------------------------------------------------------------------------
                                                                                               Years Ended September 30,
                                                                                               2001                 2000
------------------------------------------------------------------------------------------------------------------------

From Operations
Net investment income (loss)                                                        $      (819,838)     $    (1,033,986)
Net realized gain (loss) on securities and foreign currency transactions                (26,299,446)          (1,565,150)
Net realized loss on futures contracts                                                           --                   --
Net realized gain on distributions from investment companies                                     --                   --
Net change in unrealized appreciation (depreciation) on securities and foreign
  currency transactions                                                                (73,183,337)           38,489,519
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                        (100,302,621)          35,890,383
------------------------------------------------------------------------------------------------------------------------

From Dividends and Distributions to Shareholders Dividends from net investment income:
   Investor Shares and single-class Funds only                                                   --                   --
   Institutional Shares                                                                          --                   --
Dividends in excess of net investment income:
   Investor Shares and single-class Funds only                                                   --                   --
Distributions from net realized gains on investments:
   Investor Shares and single-class Funds only                                                   --                   --
   Institutional Shares                                                                          --                   --
Distributions in excess of net realized gains on investments:
   Investor Shares and single-class Funds only                                                   --              (72,678)
   Institutional Shares                                                                          --             (153,075)
------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and Distributions to Shareholders                      --             (225,753)
------------------------------------------------------------------------------------------------------------------------

From Fund Share Transactions (Note 5)
Proceeds from shares sold                                                                30,101,600          119,071,235
Net asset value of shares issued in reinvestment of dividends and distributions                  --              225,245
Payments for shares redeemed                                                            (24,505,589)         (46,127,009)
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from Fund Share Transactions                5,596,011           73,169,471
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                                   (94,706,610)         108,834,101

Net Assets
Beginning of period                                                                     133,738,869           24,904,768
------------------------------------------------------------------------------------------------------------------------
End of period                                                                       $    39,032,259      $   133,738,869
------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(Accumulated net investment loss)               $        (2,718)     $        (1,192)
------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares(1) (Note 5)
Shares sold                                                                               2,813,600            7,431,977
Shares issued to shareholders in reinvestment of dividends and distributions                     --               14,252
------------------------------------------------------------------------------------------------------------------------
Shares redeemed                                                                          (2,606,385)          (2,893,562)
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                                                           207,215            4,552,667
Shares outstanding, beginning of period                                                   7,586,159            3,033,492
------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                                         7,793,374            7,586,159
------------------------------------------------------------------------------------------------------------------------


                                                                                                      Berger
                                                                                                     Small Cap
                                                                                                     Value Fund
------------------------------------------------------------------------------------------------------------------------
                                                                                               Years Ended September 30,
                                                                                               2001                 2000
------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income (loss)                                                        $    26,776,506      $    22,391,003
Net realized gain (loss) on securities and foreign currency transactions                268,383,035          131,799,172
Net realized loss on futures contracts                                                           --                   --
Net realized gain on distributions from investment companies                                     --                   --
Net change in unrealized appreciation (depreciation) on securities and foreign
  currency transactions                                                                (254,822,740)          95,023,362
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                          40,336,801          249,213,537
------------------------------------------------------------------------------------------------------------------------
From Dividends and Distributions to Shareholders Dividends from net investment income:
   Investor Shares and single-class Funds only                                          (11,465,683)          (4,123,328)
   Institutional Shares                                                                 (14,128,605)          (5,601,904)
Dividends in excess of net investment income:
   Investor Shares and single-class Funds only                                                   --                   --
Distributions from net realized gains on investments:
   Investor Shares and single-class Funds only                                          (58,409,167)          (4,761,704)
   Institutional Shares                                                                 (58,856,083)          (5,368,562)
Distributions in excess of net realized gains on investments:
   Investor Shares and single-class Funds only                                                   --                   --
   Institutional Shares                                                                          --                   --
------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and Distributions to Shareholders             (142,859,538)        (19,855,498)
------------------------------------------------------------------------------------------------------------------------

From Fund Share Transactions (Note 5)
Proceeds from shares sold                                                              1,517,783,967       1,093,487,869
Net asset value of shares issued in reinvestment of dividends and distributions          120,761,059          15,420,635
Payments for shares redeemed                                                            (693,472,953)       (405,327,916)
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from Fund Share Transactions               945,072,073         703,580,588
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                                    842,549,336         932,938,627

Net Assets
Beginning of period                                                                    1,721,348,331         788,409,704
------------------------------------------------------------------------------------------------------------------------
End of period                                                                        $ 2,563,897,667     $ 1,721,348,331
------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(Accumulated net investment loss)                $   17,028,837      $    18,669,230

Transactions in Fund Shares(1) (Note 5)
Shares sold                                                                              56,298,486           49,373,113
Shares issued to shareholders in reinvestment of dividends and distributions              4,976,640              735,730
Shares redeemed                                                                         (26,112,148)         (18,359,280)
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                                                        35,162,978           31,749,563
Shares outstanding, beginning of period                                                  69,346,467           37,596,904
------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                                       104,509,445           69,346,467
------------------------------------------------------------------------------------------------------------------------

                                                                                                      Berger
                                                                                                      Mid Cap
                                                                                                     Value Fund
------------------------------------------------------------------------------------------------------------------------
                                                                                               Years Ended September 30,
                                                                                               2001                 2000
------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income (loss)                                                               783,338      $        184,321
Net realized gain (loss) on securities and foreign currency transactions                 7,381,296             4,847,820
Net realized loss on futures contracts                                                    (254,555)                   --
Net realized gain on distributions from investment companies                                28,800                20,100
Net change in unrealized appreciation (depreciation) on securities and foreign
  currency transactions                                                                (18,984,240)            1,477,900
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                        (11,045,361)            6,530,141
------------------------------------------------------------------------------------------------------------------------
From Dividends and Distributions to Shareholders Dividends from net investment income:
   Investor Shares and single-class Funds only                                            (299,244)              (78,818)
   Institutional Shares                                                                         --                    --
Dividends in excess of net investment income:
   Investor Shares and single-class Funds only                                                  --                    --
Distributions from net realized gains on investments:
   Investor Shares and single-class Funds only                                          (4,075,922)           (2,231,863)
   Institutional Shares                                                                         --                    --
Distributions in excess of net realized gains on investments:
   Investor Shares and single-class Funds only                                                  --                    --
   Institutional Shares                                                                         --                    --
------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and Distributions to Shareholders              (4,375,166)          (2,310,681)
------------------------------------------------------------------------------------------------------------------------

From Fund Share Transactions (Note 5)
Proceeds from shares sold                                                               228,010,909           16,224,571
Net asset value of shares issued in reinvestment of dividends and distributions           4,132,892            2,272,484
Payments for shares redeemed                                                           (101,230,761)          12,621,747)
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from Fund Share Transactions              130,913,040            5,875,308
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                                   115,492,513           10,094,768

Net Assets
Beginning of period                                                                      33,012,775           22,918,007
------------------------------------------------------------------------------------------------------------------------
End of period                                                                       $   148,505,288      $    33,012,775
------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(Accumulated net investment loss)               $       411,645      $       175,087
------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares(1) (Note 5)
Shares sold                                                                             14,414,041             1,178,675
Shares issued to shareholders in reinvestment of dividends and distributions               302,554               187,190
Shares redeemed                                                                         (6,617,457)             (961,433)
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                                                        8,099,138               404,432
Shares outstanding, beginning of period                                                  2,287,592             1,883,160
------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                                       10,386,730             2,287,592
------------------------------------------------------------------------------------------------------------------------


                                                                                                      Berger
                                                                                                     Balanced
                                                                                                        Fund
------------------------------------------------------------------------------------------------------------------------
                                                                                               Years Ended September 30,
                                                                                               2001                 2000
------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income (loss)                                                        $     2,150,458      $     2,440,163
Net realized gain (loss) on securities and foreign currency transactions                (11,547,137)          20,090,218
Net realized loss on futures contracts                                                           --                   --
Net realized gain on distributions from investment companies                                     --                   --
Net change in unrealized appreciation (depreciation) on securities and foreign
  currency transactions                                                                (29,576,206)           13,290,443
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                         (38,972,885)          35,820,824
------------------------------------------------------------------------------------------------------------------------

From Dividends and Distributions to Shareholders Dividends from net investment income:
   Investor Shares and single-class Funds only                                           (2,082,414)          (2,346,203)
   Institutional Shares                                                                          --                   --
Dividends in excess of net investment income:
   Investor Shares and single-class Funds only                                                   --                   --
Distributions from net realized gains on investments:
   Investor Shares and single-class Funds only                                           (7,592,100)
   Institutional Shares                                                                          --                   --
Distributions in excess of net realized gains on investments:
   Investor Shares and single-class Funds only                                           (8,147,452)                  --
   Institutional Shares                                                                          --                   --
------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and Distributions to Shareholders             (17,821,966)         (15,738,417)
------------------------------------------------------------------------------------------------------------------------

From Fund Share Transactions (Note 5)
Proceeds from shares sold                                                                41,811,377          111,347,036
Net asset value of shares issued in reinvestment of dividends and distributions          16,018,951           14,489,177
Payments for shares redeemed                                                            (87,820,111)         (91,887,017)
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from Fund Share Transactions              (29,989,783)          33,949,196
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                                   (86,784,634)          54,031,603

Net Assets
Beginning of period                                                                     176,797,733          122,766,130
------------------------------------------------------------------------------------------------------------------------
End of period                                                                       $    90,013,099      $   176,797,733
------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(Accumulated net investment loss)               $       181,054      $       160,081
------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares(1) (Note 5)
Shares sold                                                                               2,662,043            5,768,094
Shares issued to shareholders in reinvestment of dividends and distributions              1,051,183              791,317
------------------------------------------------------------------------------------------------------------------------
Shares redeemed                                                                          (5,638,933)          (4,823,413)
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                                                        (1,925,707)           1,735,998
Shares outstanding, beginning of period                                                   9,124,276            7,388,278
------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                                         7,198,569            9,124,276
------------------------------------------------------------------------------------------------------------------------

58

BERGER
INTERNATIONAL FUND
================================================================================
STATEMENT OF ASSETS AND LIABILITIES

                                                                                                             September 30, 2001
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in Berger International Portfolio ("Portfolio"), at value                                                $23,610,181
Receivable from fund shares sold                                                                                      3,699,268
-------------------------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                                                    27,309,449
-------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payable for fund shares redeemed                                                                                        527,815
Accrued administrative services fee                                                                                       4,185
Accrued 12b-1 fees                                                                                                        4,185
-------------------------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                                                  536,185
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                                                         $26,773,264
-------------------------------------------------------------------------------------------------------------------------------

COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)                                                                             $25,474,672
Undistributed net investment income                                                                                   1,046,040
Undistributed net realized loss on securities and foreign currency transactions                                      (1,165,883)
Net unrealized appreciation on securities and foreign currency transactions                                           1,418,435
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    $26,773,264
-------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED, PAR VALUE $0                                                         2,929,422
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                                                            $      9.14
-------------------------------------------------------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
                                                                                                                     Year Ended
                                                                                                             September 30, 2001
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
   Dividends                                                                                                      $  1,021,284
   Interest                                                                                                             52,972
   Securities lending income                                                                                            39,409
   Portfolio expenses (net of earnings credits totaling $847)                                                         (334,933)
-------------------------------------------------------------------------------------------------------------------------------
     NET INVESTMENT INCOME ALLOCATED FROM PORTFOLIO                                                                    778,732
-------------------------------------------------------------------------------------------------------------------------------
FUND EXPENSES
   Administrative services fee                                                                                          77,478
   12b-1 fees                                                                                                           89,140
   Registration fees                                                                                                    15,163
   Legal fees                                                                                                              295
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL FUND EXPENSES                                                                                                 182,076
-------------------------------------------------------------------------------------------------------------------------------
     NET INVESTMENT INCOME                                                                                             596,656
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES AND
   FOREIGN CURRENCY TRANSACTIONS ALLOCATED FROM PORTFOLIO
Net realized loss on securities and foreign currency transactions                                                   (1,947,673)
Net change in unrealized appreciation on securities and foreign currency transactions                               (5,271,394)
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES AND FOREIGN CURRENCY TRANSACTIONS ALLOCATED FROM PORTFOLIO           (7,219,067)
-------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                              $ (6,622,411)
-------------------------------------------------------------------------------------------------------------------------------
FOREIGN TAXES WITHHELD                                                                                            $    131,960
-------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

Berger Funds o September 30, 2001 Combined Annual Report

                                                            Financial Statements

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

Years Ended September 30,                                                                               2001               2000
-----------------------------------------------------------------------------------------------------------------------------------

From Operations
Net investment income (loss)                                                                       $      596,656    $        (427)
Net realized gain (loss) on securities and foreign currency transactions allocated from Portfolio      (1,947,673)       2,421,652
Net change in unrealized appreciation (depreciation) on securities and foreign currency
   transactions allocated from Portfolio                                                               (5,271,394)         859,365
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                                        (6,622,411)       3,280,590
-----------------------------------------------------------------------------------------------------------------------------------

From Dividends and Distributions to Shareholders
Distributions from net realized gains on securities and foreign currency                                 (286,796)              --
Distributions in excess of net realized gains on securities and foreign currency transactions          (1,979,341)
-----------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and Distributions to Shareholders                            (2,266,137)              --
-----------------------------------------------------------------------------------------------------------------------------------

From Fund Share Transactions
Proceeds from shares sold                                                                             463,495,791      308,789,618
Net asset value of shares issued in reinvestment of dividends and distributions                         2,245,778               --
Payments for shares redeemed                                                                         (468,504,500)    (296,659,050)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from Fund Share Transactions                             (2,762,931)      12,130,568
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                                                 (11,651,479)      15,411,158

Net Assets
Beginning of period                                                                                    38,424,743       23,013,585
-----------------------------------------------------------------------------------------------------------------------------------
End of period                                                                                      $   26,773,264      $38,424,743
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(Accumulated net investment loss)                              $    1,046,040    $     (48,044)
-----------------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares
Shares sold                                                                                            40,865,615       21,602,443
Shares issued to shareholders in reinvestment of dividends and distributions                              183,779               --
Shares redeemed                                                                                       (40,926,982)     (20,635,259)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase in Shares                                                                                    122,412          967,184
Shares outstanding, beginning of period                                                                 2,807,010        1,839,826
-----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                                                       2,929,422        2,807,010
-----------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

                        Berger Funds o September 30, 2001 Combined Annual Report

60

NOTES TO FINANCIAL
STATEMENTS
September 30, 2001
================================================================================

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Berger Growth Fund ("Growth"), Berger Large Cap Growth Fund ("BLCG"), Berger Mid Cap Growth Fund ("BMCG"), Berger Small Company Growth Fund ("BSCG"), Berger New Generation Fund ("BNG"), Berger Select Fund ("BSEL"), Berger Information Technology Fund ("TECH"), Berger International Fund ("BIF"), Berger Small Cap Value Fund ("BSCV"), Berger Mid Cap Value Fund ("BMCV"), and Berger Balanced Fund ("BBAL") (individually the "Fund" and collectively, the "Funds") are diversified (except for BSEL), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act").

Growth and BLCG are corporations registered in the State of Maryland. BMCG, BSCG, BNG, BSEL, TECH, BMCV and BBAL are separate series established under the Berger Investment Portfolio Trust ("BIP Trust"), a Delaware business trust. BIF is one of three series established under the Berger Worldwide Funds Trust ("BWF Trust"), a Delaware business trust. BSCV is the only series established under the Berger Omni Investment Trust ("OMNI Trust"), a Massachusetts business trust. BSCG, BNG,TECH and BSCV each offer two separate classes of shares; Investor Shares ("BSCG; Inv", "BNG; Inv", "TECH;Inv" and "BSCV; Inv", respectively) and Institutional Shares ("BSCG; Inst", "BNG; Inst", "TECH;Inst" and "BSCV; Inst", respectively). Both classes of each Fund have identical rights to earnings, assets and voting privileges. Effective March 31, 2000, both classes of BSCV were closed to new investors.

BIF invests all of its investable assets in the Berger International Portfolio (the "Portfolio"), the only series established under the Berger Worldwide Portfolios Trust ("BWP Trust"). The value of such investment reflects BIF's proportionate interest in the net assets of the Portfolio (11% at September 30, 2001). The Portfolio is an open-end management investment company and has the same investment objective and policies as BIF. Since all of BIF's assets are invested in the Portfolio, the performance of BIF will be primarily derived from the investment performance of the Portfolio. The financial statements of the Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with BIF's financial statements.

Effective January 29, 2001, the directors of the Berger Growth and Income Fund approved a change in the name and non-fundamental investment strategies of the Fund from that of a Growth and Income Fund to a Large Cap Growth Fund, and in doing so, eliminated the Fund's secondary investment objective. As a result, BLCG will, under normal circumstances, invest at least 65% of its total assets in equity securities of companies whose market capitalization, at the time of initial purchase, is $10 billion or more.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the directors/ trustees of the Funds. Certain Funds may have registration rights for specific restricted securities, which may require that registration costs be borne by that Fund.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the Funds' net asset values are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur after the close of the foreign markets but before the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the directors/trustees of the Funds.

Since BIF invests all of its investable assets in the Portfolio, the value of BIF's investable assets will be equal to the value of its beneficial interest in the Portfolio. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.



Berger Funds o September 30, 2001 Combined Annual Report

                                                   Notes to Financial Statements

================================================================================

CALCULATION OF NET ASSET VALUE

Each Fund's per share calculation of net asset value for each share class is determined by dividing the net assets applicable to each share class by the total number of shares outstanding for that class.

FEDERAL INCOME TAX STATUS

It is the Funds' intention to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income, if any, to shareholders. Therefore, no income tax provision is required. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

FOREIGN CURRENCY TRANSLATION

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount. Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, (the "Guide") was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Funds to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Funds will be required to adjust the cost of their fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Funds' net asset values, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The effective date for the Funds will be October 1, 2001. The Funds expect that the impact of the adoption of this principle will not be material to the financial statements.

ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES

Income, expenses (other than those attributable to a specific share class) and gains and losses of BSCG , BNG, TECH, and BSCV are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets of each of the aforementioned Funds. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

As an investor in the Portfolio, BIF is allocated its pro rata share of the aggregate investment income, realized and unrealized gains or losses and annual operating expenses of the Portfolio. Income, realized and unrealized gains or losses and expenses are allocated on the day incurred in proportion to the prior day's net assets of BIF relative to the other investors in the Portfolio. Expenses directly attributable to BIF are charged against the operations of BIF.

COMMON EXPENSES

Certain expenses, which are not directly allocable to a specific Fund, are allocated pro rata to each of the Funds.

ORGANIZATION COSTS

Expenses incurred in connection with the organization of TECH are being amortized over sixty months from April 8, 1997, the commencement of investment operations of TECH.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.  AGREEMENTS

Berger LLC ("Berger") serves as investment advisor to Growth, BLCG, BMCG, BSCG, BNG, BSEL, TECH, BIF (indirectly through its investment in the Portfolio), BSCV, BMCV, and BBAL pursuant to agreements that provide for an investment advisory fee to be paid to Berger according to the following schedule:



                        Berger Funds o September 30, 2001 Combined Annual Report

62

NOTES TO FINANCIAL
STATEMENTS
September 30, 2001
================================================================================

                                     Average Daily
Fund                                     Net Assets                Annual Rate
--------------------------------------------------------------------------------
Growth, BLCG, BMCG,              First $500 million                      .75%
BSEL, BMCV                       Next $500 million                       .70%
                                 Over $1 billion                         .65%
--------------------------------------------------------------------------------
BSCG, BNG,                       First $500 million                      .85%
TECH, BIF(1), BSCV               Next $500 million                       .80%
                                 Over $1 billion                         .75%
--------------------------------------------------------------------------------
BBAL                             First $1 billion                        .70%
                                 Over $1 billion                         .65%
--------------------------------------------------------------------------------

(1) See the Portfolio's Notes to Financial Statements for information regarding investment advisory fees borne by the Portfolio.

ALL INVESTMENT ADVISORY FEES ARE ACCRUED DAILY AND PAID MONTHLY. BERGER HAS DELEGATED THE DAY-TO-DAY INVESTMENT MANAGEMENT OF BSCV AND BMCV TO PERKINS, WOLF, MCDONNELL & COMPANY ("PWM"). ADDITIONALLY, BERGER HAS DELEGATED THE DAY-TO-DAY INVESTMENT MANAGEMENT OF TECH TO BAY ISLE FINANCIAL CORPORATION ("BIFC"). BERGER PAYS PWM AND BIFC SUB-ADVISORY FEES FROM THE INVESTMENT ADVISORY FEE IT RECEIVES FROM BSCV, BMCV AND TECH.

Berger has agreed to reimburse BSCG; Inst and BNG; Inst to the extent that each class' transfer agency and registration fees, in aggregate, exceed .20% of the class' average daily net assets in any fiscal year.

The Funds have entered into administrative services agreements with Berger. Berger currently provides administrative services to the Funds at no cost (except BIF).

Pursuant to its administrative services agreement with Berger, BIF pays Berger a fee at an annual rate equal to the lesser of 0.45% of its average daily net assets or Berger's annual cost to provide or procure all of the services necessary for the operation of BIF (including transfer agency, printing and mailing, pricing services and audit fees) plus 0.02% of BIF's average daily net assets. Under the agreement, Berger is responsible at its own expense for providing or procuring such administrative services, excluding legal and registration fees.

The Funds have adopted plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans"). The BSCG, BNG, TECH and BSCV Plans apply only to the Investor Shares class of each Fund. The Plans provide for the payment to Berger of a 12b-1 fee of .25% per annum of each Fund's average daily net assets (or the net assets of a particular class of shares, where applicable) to finance activities primarily intended to result in the sale of Fund shares. The Plans provide that such payments will be made to Berger as compensation rather than as reimbursements for actual expenses incurred to promote the sale of shares of the Funds. During the period in which BSCV;Inv is closed, Berger shall reduce the 12b-1 fee payable by BSCV; Inv by the amount of such fee that is not utilized by Berger to provide, or to compensate third party administrators or other companies for providing, shareholder services to shareholders in connection with the distribution of shares.

The Funds (except BIF) have also entered into custody, recordkeeping and pricing agreements with State Street Bank and Trust Company ("State Street"). The custody, recordkeeping and pricing agreements provide for the monthly payment of a fee computed as a percentage of average daily net assets on a total relationship basis with other Berger Funds. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by each Fund, based on the cash balances of each Fund held by State Street as custodian.

DST Systems, Inc. ("DST"), an affiliate of Berger through a degree of common ownership, provides shareholder accounting services to the Funds. DST Securities, Inc., a wholly-owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. The Funds receive an amount equal to the brokerage commissions paid to DST Securities, Inc. as credits against transfer agent fees and expenses. Such credits, if any, are presented as fees paid indirectly on the Statement of Operations. For the year ended September 30, 2001, none of the Funds earned such credits.

Certain officers and/or directors of Berger are also officers and/or directors/trustees of the Funds. Directors/Trustees who are not affiliated with Berger are compensated for their services. Such fees are allocated among the entire Berger Funds complex. For the year ended September 30, 2001, such directors'/trustees' fees and expenses totaled $410,940 for the Funds.

Growth, BLCG, BIP Trust, OMNI Trust and BWP Trust have adopted a director/trustee fee deferral plan (the "Plan") which allows the non-affiliated directors/trustees to defer the receipt of all or a portion of the directors'/trustees' fees payable. The deferred fees are invested in various funds advised by Berger until distribution in accordance with the Plan.

A 1% redemption fee is retained by TECH;Inv and TECH;Inst to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than six months. The redemption fee is accounted for as an addition to Paid-in Capital by each class of shares. Total redemption fees received by TECH;Inv and TECH;Inst for the year ended September 30, 2001 were $35,429 and $14,627, respectively.


Berger Funds o September 30, 2001 Combined Annual Report

                                                   Notes to Financial Statements

================================================================================

3.  INVESTMENT TRANSACTIONS

PURCHASES AND SALES

Purchases and sales proceeds of investment securities (excluding short-term securities) during the year ended September 30, 2001, were as follows:

Fund                                          Purchases                    Sales
--------------------------------------------------------------------------------
Growth                                   $1,506,569,971           $1,606,355,023
BLCG                                        331,086,861              406,174,390
BMCG                                        136,463,711              145,692,206
BSCG                                      1,497,563,529            1,412,115,054
BNG                                         793,405,678              895,708,355
BSEL                                         64,505,092               78,626,752
TECH                                         64,847,938               58,475,775
BIF(1)                                              N/A                      N/A
BSCV                                      1,769,150,131              989,897,768
BMCV                                        219,599,305              104,450,562
BBAL                                         82,708,790              125,253,566
--------------------------------------------------------------------------------

(1) See the Portfolio's Notes to Financial Statements for information regarding purchases and sales proceeds of investment securities.

BBAL had no purchases of long-term U.S. government securities and sales proceeds of $5,878,263 during the year ended September 30, 2001. No other Funds purchased or sold long-term U.S. government securities.

UNREALIZED APPRECIATION, UNREALIZED DEPRECIATION AND FEDERAL TAX COST OF SECURITIES

At September 30, 2001, the federal tax cost of securities and the composition of net unrealized appreciation (depreciation) of investment securities were as follows:

                                       Gross             Gross               Net
                    Federal       Unrealized        Unrealized     Appreciation/
Fund               Tax Cost     Appreciation      Depreciation      Depreciation
--------------------------------------------------------------------------------
Growth       $  868,120,711   $   30,534,310   $ (191,907,429)   $ (161,373,119)
BLCG            369,129,735       19,122,607      (73,373,627)      (54,251,020)
BMCG             39,393,944        1,601,616      (11,683,127)      (10,081,511)
BSCG            660,955,806       61,836,486     (146,836,546)      (85,000,060)
BNG             221,352,475        8,296,559      (96,231,203)      (87,934,644)
BSEL             28,787,437        1,605,185       (5,548,309)       (3,943,124)
TECH             66,438,374        1,276,892      (28,633,557)      (27,356,665)
BIF(1)                  N/A              N/A              N/A               N/A
BSCV          2,720,017,247      216,771,855     (356,651,334)     (139,879,479)
BMCV            166,141,707        5,370,510      (21,919,595)      (16,549,085)
BBAL             99,650,064        4,971,197      (14,892,143)       (9,920,946)
--------------------------------------------------------------------------------

(1) See the Portfolio's Notes to Financial Statements for federal tax cost of investment securities and the composition of net unrealized appreciation or unrealized depreciation of investment securities.

FUTURES AND FORWARD CONTRACTS

Each Fund may hold certain types of forward foreign currency exchange contracts and/or futures contracts for the purpose of hedging each portfolio against exposure to market value fluctuations. The use of such instruments may involve certain risks as a result of unanticipated movements in the market, a lack of correlation between the value of such instruments and the assets being hedged, or unexpected adverse price movements. In addition, there can be no assurance that a liquid secondary market will exist for the instrument. Upon entering a futures contract, a Fund deposits and maintains as collateral such initial margin as may be required by the exchanges on which the transaction is effected. Pursuant to the contracts, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value of the contracts at the end of each day's trading and are recorded as realized or unrealized gain or loss, as appropriate. Realized gains or losses on these contracts are presented as a separate component in the Statement of Operations. Realized and unrealized gains or losses on forward foreign currency contracts are included in Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations. At September 30, 2001, the Funds had no outstanding futures or forward currency contracts.

SECURITIES LENDING

Under an agreement with State Street, BMCG, BSCG, BNG, BSEL, TECH, the Portfolio, BMCV and BBAL have the ability to lend securities to brokers, dealers and other authorized financial institutions. Loans of portfolio securities are collateralized by cash remitted from the borrower of such securities in an amount greater than the market value of the loaned securities at the time the loan is made. The cash collateral received is invested in an unaffiliated money market fund and is evaluated daily to ensure that its market value exceeds the current market value of the loaned securities. Income generated by such investment, net of any rebates paid to the borrower, is split among the Fund and State Street, as lending agent.

At September 30, 2001, the Funds had securities on loan with the following market values:

Fund                                                                       Value
--------------------------------------------------------------------------------
BMCG                                                                $  7,815,436
BSCG                                                                 188,042,785
BNG                                                                   46,504,034
BSEL                                                                   4,299,429
TECH                                                                   5,241,585
BIF(1)                                                                       N/A
BMCV                                                                  19,123,748
BBAL                                                                   3,643,559
--------------------------------------------------------------------------------

(1) See the Portfolio's Financial Statements for market value of securities on loan.

REPURCHASE AGREEMENTS

Repurchase agreements held by a Fund are fully collateralized by U.S. government or government agency securities and such collateral is in the possession of the Fund's custodian.


                        Berger Funds o September 30, 2001 Combined Annual Report

64

NOTES TO FINANCIAL
STATEMENTS
September 30, 2001
================================================================================

The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

CONCENTRATION OF RISK

The Funds may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations includes fluctuations from currency exchange rates and fluctuations in market value.

FEDERAL INCOME TAXES

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The Funds distribute net realized capital gains, if any, to their shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in-capital. During the year ended September 30, 2001, the following reclassifications were made among the components of net assets:

                                              Undistributed         Undistributed
                                Paid-in      Net Investment         Net Realized
Fund                            Capital              Income                Gains
--------------------------------------------------------------------------------
Growth                    $   4,997,212       $   9,207,355       $ (14,204,567)
BLCG                          9,147,547                 939          (9,148,486)
BMCG                          4,117,787             722,847          (4,840,634)
BSCG                        111,229,331           8,765,455        (119,994,786)
BNG                          48,722,919           4,520,233         (53,243,152)
BSEL                          8,204,920             502,319          (8,707,239)
TECH                           (818,312)            818,312                  --
BIF                          (1,310,878)            497,428             813,450
BSCV                         60,714,001          (2,822,611)        (57,891,390)
BMCV                          4,279,423            (247,536)         (4,031,887)
BBAL                          4,263,272             (47,071)         (4,216,201)
--------------------------------------------------------------------------------

During the year ended September 30, 2001, BIF paid $131,960 of foreign taxes on $945,681 of foreign source income. The Fund will make the foreign tax credit election to pass through these taxes to shareholders.

At September 30, 2001, the Funds had capital loss carryovers, expiring on September 30, 2009, which may be used to offset future realized gains for federal income tax purposes, in the following amounts:

Fund                                                                      Amount
--------------------------------------------------------------------------------
Growth                                                               $ 6,910,993
BLCG                                                                   5,772,609
BMCG                                                                   2,367,906
BSCG                                                                  14,648,873
BNG                                                                   12,211,033
TECH                                                                   1,025,384
BIF                                                                       19,049
--------------------------------------------------------------------------------

The following Funds incurred and elected to defer post-October 31 net capital and/or currency losses to the year ended September 30, 2002:

Fund                                                                      Amount
--------------------------------------------------------------------------------
Growth                                                              $321,719,130
BLCG                                                                  54,515,434
BMCG                                                                  44,425,587
BSCG                                                                 399,091,681
BNG                                                                  391,256,946
BSEL                                                                  31,318,359
TECH                                                                  26,430,813
BIF                                                                      683,208
BBAL                                                                  12,025,725
--------------------------------------------------------------------------------

4.  LINE OF CREDIT

The Funds, excluding BIF, are party to an ongoing agreement with State Street that allows the funds managed by Berger, collectively, to borrow up to $100 million, subject to certain conditions, for temporary or emergency purposes. Interest, based on the Federal Funds Rate plus a spread, is charged to the specific party that executes the borrowing. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee by the Funds based on the average daily unused portion of the line of credit. The following Funds had outstanding line of credit borrowings at September 30, 2001:

Fund                                                                      Amount
--------------------------------------------------------------------------------
Growth                                                                  $470,000
BMCG                                                                      20,000
BNG                                                                      870,000
BSEL                                                                     110,000
--------------------------------------------------------------------------------

No other Funds had line of credit borrowings outstanding at September 30, 2001.


Berger Funds o September 30, 2001 Combined Annual Report

                                                   Notes to Financial Statements

================================================================================

5.  CAPITAL SHARE TRANSACTIONS

The following Funds are authorized to issue an unlimited number of shares of each share class with a par value of $0.01 per share. Transactions in capital shares for the periods presented were as follows:

BERGER SMALL COMPANY GROWTH FUND

                                                 Year Ended                             Year Ended
                                             September 30, 2001                     September 30, 2000
-----------------------------------------------------------------------------------------------------------
Investor Shares
Shares sold                            149,475,833    $   679,690,393        187,392,906    $ 1,353,692,255
Shares issued to shareholders in
   reinvestment of dividends
   and distributions                    43,098,552        197,391,370         30,319,794
                                                                                                188,892,806
Shares redeemed                       (151,960,144)      (683,097,138)      (159,113,844)    (1,117,175,763)
-----------------------------------------------------------------------------------------------------------
                                        40,614,241        193,984,625         58,598,856        425,409,298
-----------------------------------------------------------------------------------------------------------

                                                Year Ended          Period from October 16, 1999(1)
                                            September 30, 2001             to September 30, 2000
---------------------------------------------------------------------------------------------------
Institutional Shares
Shares sold                              261,638        1,181,467          824,968        5,848,602
Shares issued to shareholders in
   reinvestment of dividends
   and distributions                     154,308          706,729           17,556          107,968
Shares redeemed                         (386,132)      (1,842,704)         (50,885)        (340,016)
---------------------------------------------------------------------------------------------------
                                          29,814           45,492          791,639        5,616,554
---------------------------------------------------------------------------------------------------
Total Increase from Capital
   Share Transactions                 40,644,055    $ 194,030,117       59,390,495    $ 431,025,852
---------------------------------------------------------------------------------------------------

BERGER NEW GENERATION FUND

                                               Year Ended                        Year Ended
                                           September 30, 2001                September 30, 2000
---------------------------------------------------------------------------------------------------
Investor Shares
Shares sold                           17,491,065    $ 245,734,824       25,431,722    $ 939,029,531
Shares issued to shareholders in
   reinvestment of dividends
   and distributions                   6,803,537      105,455,425        1,986,901       67,575,369
Shares redeemed                      (23,401,811)    (331,895,626)     (17,802,050)    (644,629,776)
---------------------------------------------------------------------------------------------------
                                         892,791       19,294,623        9,616,573      361,975,124
---------------------------------------------------------------------------------------------------
Institutional Shares
Shares sold                              101,650        1,247,976          201,395        7,546,798
Shares issued to shareholders in
   reinvestment of dividends
   and distributions                      66,208        1,015,633            4,334          146,212
Shares redeemed                         (110,592)      (1,537,766)          (9,556)        (353,263)
---------------------------------------------------------------------------------------------------
                                          57,266          725,843          196,173        7,339,747
---------------------------------------------------------------------------------------------------
Total Increase from Capital
   Share Transactions                    950,057    $  20,020,466        9,812,746    $ 369,314,871
---------------------------------------------------------------------------------------------------

(1) Commencement of operations for the share class.



                        Berger Funds o September 30, 2001 Combined Annual Report

66

NOTES TO FINANCIAL
STATEMENTS
September 30, 2001
================================================================================

5.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

BERGER INFORMATION TECHNOLOGY FUND

                                               Year Ended                       Year Ended
                                          September 30, 2001(1)           September 30, 2000(1)
---------------------------------------------------------------------------------------------------
Investor Shares
Shares sold                            2,087,383    $  22,204,749        5,166,413    $  86,580,176
Shares issued to shareholders in
   reinvestment of dividends
   and distributions                          --               --            4,578           72,263
Shares redeemed                       (1,424,139)     (13,569,166)      (1,655,003)     (26,504,399)
---------------------------------------------------------------------------------------------------
                                         663,244        8,635,583        3,515,988       60,148,040
---------------------------------------------------------------------------------------------------
Institutional Shares
Shares sold                              768,620        7,896,851        2,265,564       32,491,059
Shares issued to shareholders in
   reinvestment of dividends
   and distributions                          --               --            9,674          152,982
Shares redeemed                       (1,224,649)     (10,936,423)      (1,238,559)     (19,622,610)
---------------------------------------------------------------------------------------------------
                                        (456,029)      (3,039,572)       1,036,679       13,021,431
---------------------------------------------------------------------------------------------------
Total Increase from Capital
   Share Transactions                    207,215    $   5,596,011        4,552,667    $  73,169,471
---------------------------------------------------------------------------------------------------

BERGER SMALL CAP VALUE FUND

                                              Year Ended                        Year Ended
                                          September 30, 2001                September 30, 2000
---------------------------------------------------------------------------------------------------
Investor Shares
Shares sold                           34,530,924    $ 931,233,180       26,730,624    $ 592,798,683
Shares issued to shareholders in
   reinvestment of dividends
   and distributions                   2,430,541       58,916,317          374,603        7,844,197
Shares redeemed                      (15,327,877)    (407,415,589)     (10,297,490)    (227,188,582)
---------------------------------------------------------------------------------------------------
                                      21,633,588      582,733,908       16,807,737      373,454,298
---------------------------------------------------------------------------------------------------
Institutional Shares
Shares sold                           21,767,562      586,550,787       22,642,489      500,689,186
Shares issued to shareholders in
   reinvestment of dividends
   and distributions                   2,546,099       61,844,742          361,127        7,576,438
Shares redeemed                      (10,784,271)    (286,057,364)      (8,061,790)    (178,139,334)
---------------------------------------------------------------------------------------------------
                                      13,529,390      362,338,165       14,941,826      330,126,290
---------------------------------------------------------------------------------------------------
Total Increase from Capital
   Share Transactions                 35,162,978    $ 945,072,073       31,749,563    $ 703,580,588
---------------------------------------------------------------------------------------------------

(1) All per share data for Berger Information Technology Fund has been adjusted to reflect a 7-for-1 share split, effective October 17, 2000.

6.  OTHER MATTERS

Berger Large Cap Value Fund ("BLCV"), a diversified, open-end management investment company registered under the 1940 Act, commenced operations on September 28, 2001, as a separate series established under the BIP Trust. BLCV offers two separate classes of shares; Investor Shares ("BLCV;Inv") and Institutional Shares ("BLCV;Inst"). Each share class was initially funded with $5,000 in capital on September 28, 2001 and each share class consisted of 500 shares outstanding (with a par value of $0.01 per share and unlimited shares authorized) with net asset values per share of $10.00. BLCV had no financial highlights for the one day of operations during the period ended September 30, 2001. The significant accounting policies consistently followed by the Funds in the preparation of their financial statements also apply to BLCV.




Berger Funds o September 30, 2001 Combined Annual Report

International Portfolio

BERGER
INTERNATIONAL PORTFOLIO
================================================================================

SCHEDULE OF INVESTMENTS

                                                                                           September 30, 2001
-------------------------------------------------------------------------------------------------------------
Country/Shares            Company                          Industry                                     Value
-------------------------------------------------------------------------------------------------------------
COMMON STOCK (94.70%)
AUSTRALIA (2.81%)
     284,964              Brambles Industries Ltd.         Transport                             $  1,441,837
     182,990              National Australia Bank Ltd.     Banks                                    2,315,597
     197,728              News Corp. Ltd.                  Media & Photography                      1,209,118
     254,270              Westpac Banking Corp. Ltd.       Banks                                    1,666,476
-------------------------------------------------------------------------------------------------------------
                                                                                                    6,633,028
-------------------------------------------------------------------------------------------------------------

DENMARK (0.45%)
   30,765                 TDC A/S                          Telecommunications Services              1,075,291
-------------------------------------------------------------------------------------------------------------

FINLAND (0.42%)
      61,435              Nokia Oyj                        Information Technology Hardware          1,002,296
-------------------------------------------------------------------------------------------------------------

FRANCE (10.64%)
     114,265              Alcatel Alsthom                  Information Technology Hardware          1,311,694
      89,570              Aventis SA                       Pharmaceuticals                          6,781,467
     198,452              Axa                              Insurance                                3,908,683
      21,660              Lafarge SA                       Construction & Building Materials        1,760,981
      52,878              TotalFinaElf SA - Class B        Oil & Gas                                7,088,970
      92,540              Vivendi Universal SA             Diversified Industrials                  4,276,973
-------------------------------------------------------------------------------------------------------------
                                                                                                   25,128,768
-------------------------------------------------------------------------------------------------------------

GERMANY (5.24%)
     100,215              Bayer AG                         Chemicals - Commodity                    2,863,725
      53,790              Bayerische Hypo-Und
                           Vereinsbank AG                  Banks                                    1,554,204
     101,710              Bayerische Motoren Werke AG      Automobiles                              2,583,815
     104,608              E.On AG                          Diversified Industrials                  5,362,453
-------------------------------------------------------------------------------------------------------------
                                                                                                   12,364,197
-------------------------------------------------------------------------------------------------------------

HONG KONG (2.49%)
     273,000              Cheung Kong (Holdings) Ltd.      Real Estate                              2,126,413
     257,000              China Mobile Ltd.*               Telecommunications Services                817,191
   8,798,000              Petrochina Co. Ltd.              Oil & Gas                                1,680,772
     198,000              Sun Hung Kai Properties Ltd.     Real Estate                              1,261,712
-------------------------------------------------------------------------------------------------------------
                                                                                                    5,886,088
-------------------------------------------------------------------------------------------------------------

ITALY (3.42%)
     315,933              ENI S.p.A.                       Oil & Gas                                3,913,868
     551,957              Telecom Italia S.p.A.            Telecommunications Services              4,158,875
-------------------------------------------------------------------------------------------------------------
                                                                                                    8,072,743
-------------------------------------------------------------------------------------------------------------

JAPAN (12.55%)
      22,000              Acom Co. Ltd.+                   Specialty & Other Finance                1,936,921
     182,000              Canon, Inc.                      Electronic & Electrical Equipment        4,985,465
      83,000              Fuji Photo Film Co. Ltd.+        Media & Photography                      2,850,680
     451,000              Hitachi Ltd.                     Information Technology Hardware          2,995,962
      14,000              Honda Motor Co. Ltd.             Automobiles                                453,863
      30,000              Hoya Corp.                       Electronic & Electrical Equipment        1,558,115
      23,100              Murata Manufacturing Co. Ltd.    Information Technology Hardware          1,321,658
     216,000              NEC Corp.                        Information Technology Hardware          1,760,569
         528              Nippon Telegraph &
                           Telephone Corp.                 Telecommunications Services              2,459,208
         198              NTT DoCoMo, Inc.                 Telecommunications Services              2,670,408
       9,500              Rohm Co. Ltd.                    Information Technology Hardware            923,141
      15,100              SMC Corp.                        Engineering & Machinery                  1,187,761
      38,100              Sony Corp.                       Household Goods & Textiles               1,401,122
      68,000              Takeda Chemical Industries Ltd.  Pharmaceuticals                          3,132,984
-------------------------------------------------------------------------------------------------------------
                                                                                                   29,637,857
-------------------------------------------------------------------------------------------------------------


                        Berger Funds o September 30, 2001 Combined Annual Report

68

BERGER
INTERNATIONAL PORTFOLIO
================================================================================

SCHEDULE OF INVESTMENTS

                                                                                           September 30, 2001
-------------------------------------------------------------------------------------------------------------
Country/Shares            Company                          Industry                                     Value
-------------------------------------------------------------------------------------------------------------
COMMON STOCK (94.70%) - CONTINUED
NETHERLANDS (13.43%)
     237,640              Abn Amro Holdings NV             Banks                             $      3,911,596
     152,237              Elsevier NV                      Media & Photography                      1,772,496
      50,777              Fortis NV                        Banks                                    1,237,775
      39,267              Heineken NV                      Beverages                                1,485,427
     331,829              Ing Groep NV                     Banks                                    8,876,069
     198,030              Koninklijke Ahold NV             Food & Drug Retailers                    5,489,678
     180,936              Koninklijke Philips
                           Electronics NV                  Household Goods & Textiles               3,502,843
      60,730              Royal Dutch Petroleum            Oil & Gas                                3,048,005
      73,490              TPG NV                           Support Services                         1,402,028
      34,860              Vnu NV                           Media & Photography                        980,627
-------------------------------------------------------------------------------------------------------------
                                                                                                   31,706,544
-------------------------------------------------------------------------------------------------------------

Portugal (0.35%)
     324,270              Electricidade de Portugal SA     Electricity                                837,030
-------------------------------------------------------------------------------------------------------------

Singapore (0.62%)
     164,026              DBS Group Holdings Ltd.          Banks                                      896,545
      65,000              Singapore Press Holdings Ltd.    Media & Photography                        581,704
-------------------------------------------------------------------------------------------------------------
                                                                                                    1,478,249
-------------------------------------------------------------------------------------------------------------

South Korea (0.25%)
      37,502              Pohang Iron & Steel
                            Co. - Spon. ADR                Steel & Other Materials                    588,781
-------------------------------------------------------------------------------------------------------------

Spain (2.60%)
     479,872              Banco Santander Central
                            Hispano SA                     Banks                                    3,672,430
     223,403              Telefonica SA*                   Telecommunications Services              2,465,038
-------------------------------------------------------------------------------------------------------------
                                                                                                    6,137,468
-------------------------------------------------------------------------------------------------------------

Sweden (0.43%)
     280,190              Telefonaktiebolaget LM
                            Ericsson - Class B             Information Technology Hardware          1,010,476
-------------------------------------------------------------------------------------------------------------

SWITZERLAND (11.49%)
      36,700              Nestle SA Reg.                   Food Producers & Processors              7,807,066
     114,775              Novartis AG Reg.                 Pharmaceuticals                          4,479,749
      50,762              Roche Holding                    Pharmaceuticals                          3,630,775
      58,530              Swiss Re Reg.                    Insurance                                5,738,235
     117,451              UBS AG Reg.                      Banks                                    5,474,963
-------------------------------------------------------------------------------------------------------------
                                                                                                   27,130,788
-------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (27.51%)
     104,290              3i Group PLC                     Investment Co.                           1,073,180
      50,505              Astrazeneca PLC                  Pharmaceuticals                          2,349,850
     248,950              Barclays PLC                     Banks                                    6,847,279
     301,842              Cable & Wireless PLC             Telecommunications Services              1,243,533
     325,533              Cadbury Schweppes PLC            Food Producers & Processors              2,112,797
     386,598              Compass Group PLC                Restaurants/Pubs/Breweries               2,696,670
     460,496              Diageo PLC                       Beverages                                4,836,823
     197,656              Emi Group PLC - Class B          Media & Photography                        688,637
     285,309              GlaxoSmithKline PLC              Pharmaceuticals                          8,052,835
     375,323              Hilton Group PLC                 Leisure, Entertainment, & Hotels         1,009,690
     212,520              HSBC Holdings PLC                Commercial Banks & Other Banks           2,240,015
     679,292              Lloyds Tsb Group PLC             Banks                                    6,490,855
     206,100              P & O Princess Cruises PLC       Transport                                  679,426
      41,690              Pearson PLC                      Media & Photography                        446,777



Berger Funds o September 30, 2001 Combined Annual Report

                                                         International Portfolio

================================================================================

SCHEDULE OF INVESTMENTS

                                                                                           September 30, 2001
-------------------------------------------------------------------------------------------------------------
Country/Shares/Par Value  Company                          Industry                                     Value
-------------------------------------------------------------------------------------------------------------
Common Stock (94.70%) - continued
United Kingdom (27.51%) - continued
     364,065              Prudential Corp. PLC             Life Assurance                        $  3,746,356
     114,870              Railtrack Group PLC              Transport                                  440,736
     174,650              Reuters Group PLC                Media & Photography                      1,537,897
      69,050              Rmc Group PLC                    Construction & Building Materials          590,770
     824,550              Shell Transport and
                            Trading Co. PLC                Oil & Gas                                6,181,861
      66,516              Smiths Group PLC                 Aerospace & Defense                        643,404
     144,600              TI Automotive
                            Ltd. - A Shares*@o             Automotive Components                           --
     419,646              Unilever PLC                     Food Producers & Processors              3,186,291
   3,041,571              Vodafone Group PLC               Telecommunications Services              6,706,892
     158,350              Wpp Group PLC                    Media & Photography                      1,152,272
-------------------------------------------------------------------------------------------------------------
                                                                                                   64,954,846
-------------------------------------------------------------------------------------------------------------
Total Common Stock
(Cost $247,975,762)                                                                               223,644,450
-------------------------------------------------------------------------------------------------------------

Repurchase Agreement (2.74%)
  $6,471,000              State Street Repurchase Agreement, 3.12%
                          dated September 28, 2001, to be repurchased
                          at $6,472,682 on October 1, 2001, collateralized
                          by FNMA Agency Note,  5.00% - February 14, 2003
                          with a value of $6,600,913                                                6,471,000
-------------------------------------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $6,471,000)                                                                                   6,471,000
-------------------------------------------------------------------------------------------------------------
Total Investments (Cost $254,446,762) (97.44%)                                                    230,115,450
Total Other Assets, Less Liabilities (2.56%)                                                        6,036,725
-------------------------------------------------------------------------------------------------------------
Net Assets (100.00%)                                                                             $236,152,175
-------------------------------------------------------------------------------------------------------------

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

                                    Contract          Maturity               Value on              Unrealized
          Currency                    Amount              Date     September 30, 2001            Appreciation
-------------------------------------------------------------------------------------------------------------
Sell    Japanese Yen             232,834,000        10/31/2001             $1,953,568                 $(1,900)
Sell    Japanese Yen             304,559,000        11/28/2001              2,560,581                  33,618
-------------------------------------------------------------------------------------------------------------
                                                                           $4,514,149                 $31,718
-------------------------------------------------------------------------------------------------------------

*   Non-income producing security.
@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Portfolio's trustees.
+ - Security is designated as collateral for forward foreign currency contracts.
ADR - American Depositary Receipt.
FNMA - Federal National Mortgage Association.
PLC - Public Limited Company.

o  Schedule of Restricted Securities and/or Illiquid Securities

                                                                  Fair Value
                        Date                           Fair          as a %
                      Acquired          Cost           Value     of Net Assets
------------------------------------------------------------------------------
TI Automotive Ltd. -
A Shares
  Common Stock        6/30/2001          $0             $0            0.00%


See notes to financial statements.

                        Berger Funds o September 30, 2001 Combined Annual Report

70


BERGER
INTERNATIONAL PORTFOLIO
================================================================================

STATEMENT OF ASSETS AND LIABILITIES

                                                                                   September 30, 2001
-----------------------------------------------------------------------------------------------------
Assets
Investments, at cost                                                                    $ 254,446,762
-----------------------------------------------------------------------------------------------------
Investments, at value                                                                   $ 230,115,450(1)
Cash                                                                                            7,677
Foreign cash (cost $1,631,551)                                                              1,637,742
Receivables
   Investment securities sold                                                                 217,602
   Contributions                                                                            4,200,347
   Dividends                                                                                  939,388
   Interest                                                                                     1,682
   Due from Advisor                                                                               884
Unrealized appreciation on forward currency contracts                                          33,618
Other investments (Note 3)                                                                 16,747,826
-----------------------------------------------------------------------------------------------------
     Total Assets                                                                         253,902,216
-----------------------------------------------------------------------------------------------------
Liabilities
Payables
   Investment securities purchased                                                            200,687
   Withdrawals                                                                                586,090
   Interest                                                                                       389
   Securities loaned                                                                       16,747,826
Accrued investment advisory fees                                                              161,427
Accrued custodian and accounting fees                                                          22,900
Accrued audit fees                                                                             28,822
Unrealized depreciation on forward currency contracts                                           1,900
-----------------------------------------------------------------------------------------------------
     Total Liabilities                                                                     17,750,041
-----------------------------------------------------------------------------------------------------
Net Assets                                                                              $ 236,152,175
-----------------------------------------------------------------------------------------------------

(1) Includes securities on loan with a value totaling $15,913,414.

STATEMENT OF OPERATIONS

                                                                                           Year Ended
                                                                                   September 30, 2001
-----------------------------------------------------------------------------------------------------
Investment Income
   Dividends                                                                            $   7,870,383
   Interest                                                                                   412,833
   Securities lending income                                                                  300,078
-----------------------------------------------------------------------------------------------------
     Total Income                                                                           8,583,294
-----------------------------------------------------------------------------------------------------
Expenses
   Investment advisory fees                                                                 2,443,558
   Accounting fees                                                                             45,999
   Custodian fees                                                                             138,941
   Registration fees                                                                            3,202
   Audit fees                                                                                  43,447
   Legal fees                                                                                   2,923
   Trustees' fees and expenses                                                                 20,064
   Shareholder reporting fees                                                                   4,384
   Interest expense                                                                            17,106
-----------------------------------------------------------------------------------------------------
     Gross Expenses                                                                         2,719,624
     Less earnings credits                                                                     (8,441)
-----------------------------------------------------------------------------------------------------
     Net Expenses                                                                           2,711,183
-----------------------------------------------------------------------------------------------------
     Net Investment Income                                                                  5,872,111
-----------------------------------------------------------------------------------------------------
Net Realized and Unrealized Loss on Securities and
   Foreign Currency Transactions
Net realized loss on securities and foreign currency transactions                         (17,430,588)
Net change in unrealized depreciation on securities and foreign currency transactions     (72,926,505)
-----------------------------------------------------------------------------------------------------
Net Realized and Unrealized Loss on Securities and
   Foreign Currency Transactions                                                          (90,357,093)
-----------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                                    $ (84,484,982)
-----------------------------------------------------------------------------------------------------

Foreign taxes withheld                                                                  $     957,821
-----------------------------------------------------------------------------------------------------

See notes to financial statements.

Berger Funds o September 30, 2001 Combined Annual Report

                                                         International Portfolio

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended September 30,                                                                      2001             2000
--------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income                                                                 $   5,872,111    $   2,343,979
Net realized gain (loss) on securities and foreign currency transactions                (17,430,588)      27,968,844
Net change in unrealized appreciation on securities and
   foreign currency transactions                                                        (72,926,505)        (844,495)
--------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                         (84,484,982)      29,468,328
--------------------------------------------------------------------------------------------------------------------
From Transactions in Investors' Beneficial Interest
Contributions                                                                           753,515,376      450,398,066
Withdrawals                                                                            (744,646,177)    (433,309,806)
--------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Derived from Investors' Beneficial Interest Transactions       8,869,199       17,088,260
--------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                                   (75,615,783)      46,556,588
Net Assets
Beginning of period                                                                     311,767,958      265,211,370
--------------------------------------------------------------------------------------------------------------------
End of period                                                                         $ 236,152,175    $ 311,767,958
--------------------------------------------------------------------------------------------------------------------

                                                                                                                   Period from
                                                                  Years Ended September 30,                October 11, 1996(1)
                                                     2001           2000           1999           1998   to September 30, 1997
------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net assets, end of period (in thousands)    $   236,152    $   311,768    $   265,211    $   177,596    $             122,217
Net expense ratio to average net assets(3)         0.95%          0.97%          1.00%          1.00%                    0.89%(2)
Ratio of net investment income to
  average net assets                               2.04%          0.73%          0.75%          3.45%                    1.63%(2)
Gross expense ratio to average net assets          0.95%          0.97%          1.01%          1.04%                    1.10%(2)
Portfolio turnover rate(4)                           41%            31%            16%            17%                      17%

(1)  Commencement of investment operations.

(2)  Annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4)  Not annualized.

See notes to financial statements.


                        Berger Funds o September 30, 2001 Combined Annual Report

72

NOTES TO FINANCIAL
STATEMENTS
September 30, 2001
================================================================================

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Berger International Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio is the only series established under the Berger Worldwide Portfolios Trust (the "Trust"), which was organized as a Delaware business trust on May 31, 1996. Currently there are three investors in the Portfolio: the Berger International Fund, the International Equity Fund and the Berger International CORE Fund.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

FOREIGN CURRENCY TRANSLATION

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

FEDERAL INCOME TAXES

The Portfolio is considered a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Sub-Chapter M of the Internal Revenue Code.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are reported as soon as the Portfolio is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount. Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, (the "Guide") was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Portfolio to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Portfolio will be required to adjust the cost of any fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Portfolio's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The effective date for the Portfolio will be October 1, 2001. The Portfolio expects that the impact of the adoption of this principle will not be material to the financial statements.


Berger Funds o September 30, 2001 Combined Annual Report

                                                   Notes to Financial Statements

================================================================================

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.  AGREEMENTS

Berger LLC ("Berger") serves as investment advisor to the Portfolio pursuant to an agreement that provides for an investment advisory fee to be paid to Berger according to the following schedule:

Average Daily Net Assets                                            Annual Rate
--------------------------------------------------------------------------------
First $500 million                                                          .85%
Next $500 million                                                           .80%
Over $1 billion                                                             .75%
--------------------------------------------------------------------------------

The investment advisory fee is accrued daily and paid monthly. Berger has delegated the day-to-day investment management of the Portfolio to Bank of Ireland Asset Management (U.S.) Limited ("BIAM"). Berger pays BIAM a sub-advisory fee from the investment advisory fee it receives from the Portfolio. Berger is also responsible for providing for or arranging for all managerial and administrative services necessary for the operations of the Portfolio.

The Portfolio has entered into custody, recordkeeping and pricing agreements with State Street Bank and Trust Company ("State Street"). The custody, recordkeeping and pricing agreements provide for the monthly payment of a fee computed as a percentage of average daily net assets on a total relationship basis with other funds in the Berger Funds complex. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by the Portfolio, based on the cash balances of the Portfolio held by State Street as custodian.

Certain officers and trustees of the Trust are officers and directors of Berger. Trustees who are not affiliated with Berger are compensated for their services. Such fees are allocated among all of the funds in the Berger Funds complex. The Portfolio's portion of the trustees' fees and expenses for the year ended September 30, 2001, totaled $20,064.

The Trust adopted a trustee fee deferral plan (the "Plan") which allows the non-affiliated trustees to defer the receipt of all or a portion of the trustee fees payable. The deferred fees are invested in various funds managed by Berger until distribution in accordance with the Plan.

3.  INVESTMENT TRANSACTIONS

PURCHASES AND SALES

Purchases and sales proceeds of investment securities (excluding short-term securities) during the year ended September 30, 2001 were as follows:

                       Purchases                                           Sales
--------------------------------------------------------------------------------
                    $126,445,438                                    $114,559,928
--------------------------------------------------------------------------------

There were no purchases or sales of long-term U.S. government securities during the year ended September 30, 2001.

UNREALIZED APPRECIATION, UNREALIZED DEPRECIATION AND FEDERAL TAX COST OF SECURITIES

At September 30, 2001, the federal tax cost of securities and the composition of net unrealized appreciation (depreciation) of investment securities held were as follows:

                      Gross Unrealized      Gross Unrealized                 Net
Federal Tax Cost          Appreciation          Depreciation        Depreciation
--------------------------------------------------------------------------------
    $254,446,762           $22,865,284         $(47,196,596)       $(24,331,312)
--------------------------------------------------------------------------------

FORWARD CURRENCY CONTRACTS

The Portfolio may enter into forward foreign currency exchange contracts for the purpose of hedging the Portfolio against exposure to market value fluctuations in foreign currencies. The use of such instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations. Forward currency contracts and foreign denominated assets may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted to the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Realized and unrealized gains or losses on these securities are included in Net Realized and Unrealized Gain
(Loss) on Securities and Foreign Currency Transactions in the Statement of Operations.


                        Berger Funds o September 30, 2001 Combined Annual Report

74

NOTES TO FINANCIAL
STATEMENTS
September 30, 2001
================================================================================

SECURITIES LENDING

Under an agreement with State Street, the Portfolio has the ability to lend securities to brokers, dealers and other authorized financial institutions. Loans of portfolio securities are collateralized by cash remitted from the borrower of such securities in an amount greater than the market value of the loaned securities at the time the loan is made. The cash collateral received is invested in an unaffiliated money market fund and is evaluated daily to ensure that its market value exceeds the current market value of the loaned securities. Income generated by such investment, net of any rebates paid to the borrower, is split among the Portfolio and State Street as lending agent.

REPURCHASE AGREEMENTS

Repurchase agreements held by the Portfolio are fully collateralized by U.S. government and government agency securities and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

CONCENTRATION OF RISK

The Portfolio may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations includes fluctuations from currency exchange rates and fluctuations in market value of securities.

4.  LINE OF CREDIT

The Portfolio, along with certain other funds managed by Berger, is party to an ongoing agreement with State Street that allows these funds and the Portfolio, collectively, to borrow up to $100 million, subject to certain conditions, for temporary or emergency purposes. Interest, based on the Federal Funds Rate plus a spread, is charged to the specific party that executes the borrowing. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee by the Funds based on the average daily unused portion of the line of credit. At September 30, 2001, the Portfolio had no borrowings outstanding on the line of credit.


Berger Funds o September 30, 2001 Combined Annual Report

FINANCIAL
HIGHLIGHTS
================================================================================

BERGER GROWTH FUND

For a Share Outstanding Throughout the Period

                                                                             Years Ended September 30,
                                                    2001              2000            1999              1998               1997(1)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $     20.87     $       15.56   $       11.99     $       21.51      $       19.64
-------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment loss                          (0.00)(2)            --           (0.00)(2)            --              (0.09)
      Net realized and unrealized
        gains (losses)
         from investments and foreign
         currency transactions                    (11.22)             8.89            4.55             (2.57)              4.73
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                  (11.22)             8.89            4.55             (2.57)              4.64
-------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Distributions (from capital gains)              --             (3.58)          (0.98)            (6.95)             (2.77)
      Distributions (in excess
        of capital gains)                          (2.70)               --              --                --                 --
-------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                  (2.70)            (3.58)          (0.98)            (6.95)             (2.77)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $      6.95     $       20.87   $       15.56     $       11.99      $       21.51
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                      (59.38)%           60.93%          38.96%           (16.08)%            26.50%
-------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
      Net assets, end of
        period (in thousands)                $   722,977     $   1,947,772   $   1,333,794     $   1,286,828      $   1,889,048
      Expense ratio to average
        net assets                                  1.26%             1.13%           1.36%             1.38%              1.41%
      Ratio of net investment loss to
         average net assets                        (0.77)%           (0.87)%         (0.38)%           (0.38)%            (0.40)%
      Portfolio turnover rate                        131%               70%            274%              280%               200%

(1) Per share calculations for the period were based on average shares outstanding

(2) Amount represents less than $0.01 per share

BERGER LARGE CAP GROWTH FUND

For a Share Outstanding Throughout the Period

                                                                             Years Ended September 30,
                                                    2001(3)           2000            1999              1998               1997
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $     21.41     $       15.32   $       13.60     $       16.72      $       14.06
-------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income (loss)                 (0.00)(1)            --           (0.00)(3)          0.04               0.14
      Net realized and unrealized
        gains (losses)
         from investments and foreign
         currency transactions                     (9.49)             8.27            4.53             (0.30)              4.28
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   (9.49)             8.27            4.53             (0.26)              4.42
-------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)          --                --              --             (0.03)             (0.13)
      Dividends (in excess of net
        investment income)                            --                --           (0.01)            (0.01)                --
      Distributions (from capital gains)           (0.56)            (2.18)          (2.80)            (2.82)             (1.63)
      Distributions (in excess of
        capital gains)                             (1.63)               --              --                --                 --
-------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                  (2.19)            (2.18)          (2.81)            (2.86)             (1.76)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $      9.73     $       21.41   $       15.32     $       13.60      $       16.72
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                      (47.79)%           56.09%          38.67%            (1.60)%            34.56%
-------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
      Net assets, end of period (in
        thousands)                           $   318,504     $     725,272   $     379,356     $     301,330      $     357,023
      Expense ratio to average net assets           1.25%             1.18%           1.35%             1.44%              1.51%
      Ratio of net investment
        income (loss) to average net assets        (0.00)%           (0.17)%         (0.22)%            0.25%              0.87%
      Portfolio turnover rate                         70%               74%            173%              417%(2)            173%

(1)  Amount represents less than $0.01 per share.

(2) Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at the time.

(3) Effective January 29, 2001, the directors approved a change in the name and non-fundamental investment strategies of the Fund (see Note 1).

See notes to financial statements

                        Berger Funds o September 30, 2001 Combined Annual Report

76

FINANCIAL
HIGHLIGHTS
================================================================================

BERGER MID CAP GROWTH FUND
For a Share Outstanding Throughout the Period

                                                                                                                   PERIOD FROM
                                                                     YEARS ENDED SEPTEMBER 30,            DECEMBER 31, 1997(1)
                                                                2001            2000          1999       to September 30, 1998
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $     41.27     $     21.82   $     10.93     $                 10.00
------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income (loss)                             (0.00)(5)          --         (0.00)(5)                      --
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions        (25.80)          20.75         11.10                        0.93
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              (25.80)          20.75         11.10                        0.93
------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Distributions (from capital gains)                          --           (1.30)        (0.21)                         --
      Distributions (in excess of capital gains) (4.71)                           --            --                          --
------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                              (4.71)          (1.30)        (0.21)                         --
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $     10.76     $     41.27   $     21.82     $                 10.93
------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                               (68.35)%         95.98%       102.76%                       9.30%
------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)           $    30,418     $   122,564   $    25,550     $                 4,283
      Net expense ratio to average net assets(3)                1.50%           1.28%         1.78%                       2.00%(4)
      Ratio of net investment loss to average net assets       (1.15)%         (0.84)%       (1.03)%                     (0.82)%(4)
      Gross expense ratio to average net assets                 1.50%           1.28%         1.78%                       2.46%(4)
      Portfolio turnover rate(2)                                 216%            150%          178%                        262%

(1)  Commencement of investment operations.

(2)  Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4)  Annualized.

(5)  Amount represents less than $0.01 per share.

See notes to financial statements.



Berger Funds o September 30, 2001 Combined Annual Report

                                                            Financial Highlights

================================================================================
BERGER SMALL COMPANY GROWTH FUND - INVESTOR SHARES
For a Share Outstanding Throughout the Period

                                                                                      Years Ended September 30,
                                                                2001              2000          1999            1998          1997
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $      7.43     $        4.86   $      3.61     $      5.33   $      4.74
----------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income (loss)                             (0.00)(1)         (0.00)(1)     (0.00)(1)          --         (0.05)
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions         (3.93)             3.85          1.95           (1.24)         0.84
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               (3.93)             3.85          1.95           (1.24)         0.79
----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Distributions (from capital gains)                          --             (1.28)        (0.70)          (0.48)        (0.20)
      Distributions (in excess of capital gains)               (1.04)               --            --              --            --
----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                              (1.04)            (1.28)        (0.70)          (0.48)        (0.20)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $      2.46     $        7.43   $      4.86     $      3.61   $      5.33
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  (59.36)%           84.27%        62.78%         (24.70)%       17.68%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)              $   586,070     $   1,468,541   $   675,637     $   561,741   $   902,685
      Net expense ratio to average net assets(2)                1.32%             1.27%         1.60%           1.48%         1.67%
      Ratio of net investment loss to average net assets       (0.88)%           (0.83)%       (1.21)%         (1.01)%       (1.09)%
      Gross expense ratio to average net assets                 1.32%             1.27%         1.60%           1.59%         1.67%
      Portfolio turnover rate                                    147%               92%          128%             97%          111%

(1)  Amount represents less than $0.01 per share

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

BERGER SMALL COMPANY GROWTH FUND - INSTITUTIONAL SHARES
For a Share Outstanding Throughout the Period

                                                                                                       Period from
                                                               Year Ended                      October 16, 1999(1)
                                                       September 30, 2001                    to September 30, 2000
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $     7.43                               $     4.87
------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income                                         (0.00)(5)                                (0.00)(5)
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions              (3.91)                                    3.86
------------------------------------------------------------------------------------------------------------------
Total From Investment Operations                                    (3.91)                                    3.86
------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Distributions (from capital gains)                               --                                    (1.30)
      Distributions (in excess of capital gains)                    (1.04)                                      --
------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                   (1.04)                                   (1.30)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $     2.48                               $     7.43
------------------------------------------------------------------------------------------------------------------
Total Return(3)                                                    (59.03)%                                  84.87%
------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)                 $    2,036                               $    5,886
      Net expense ratio to average net assets(4)                     1.02%                                    1.05%(2)
      Ratio of net investment loss to average net assets            (0.57)%                                  (0.47)%(2)
      Gross expense ratio to average net assets                      1.30%                                    1.59%(2)
      Portfolio turnover rate(3)                                      147%                                      92%

(1)  Commencement of investment operations for Institutional Shares.

(2)  Annualized.

(3)  Not annualized.

(4) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(5)  Amount represents less than $0.01 per share.

See notes to financial statements.

                        Berger Funds o September 30, 2001 Combined Annual Report

78

FINANCIAL
HIGHLIGHTS
================================================================================

BERGER NEW GENERATION FUND - INVESTOR SHARES
For a Share Outstanding Throughout the Period

                                                                                      Years Ended September 30,
                                                                2001            2000            1999            1998          1997
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $     37.99     $     25.77     $     12.66     $     14.72   $     11.82
----------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment loss                                      (0.00)(1)       (0.00)(1)       (0.00)(1)          --         (0.13)
      Net realized and unrealized
         gains (losses) from investment
         and foreign currency transactions                    (26.92)          16.77           13.61           (2.06)         3.64
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              (26.92)          16.77           13.61           (2.06)         3.51
----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                      --              --              --              --         (0.61)
      Distributions (from capital gains)                          --           (4.55)          (0.50)             --            --
      Distributions (in excess of capital gains)               (5.23)             --              --              --            --
----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                              (5.23)          (4.55)          (0.50)             --         (0.61)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $      5.84     $     37.99     $     25.77     $     12.66   $     14.72
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  (79.44)%         67.16%         110.82%         (13.99)%       31.53%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)           $   136,373     $   853,154     $   330,938     $   113,693   $   190,164
      Expense ratio to average net assets                       1.54%           1.30%           1.54%           1.72%         1.89%
      Ratio of net investment loss to average net assets       (1.24)%         (1.11)%         (1.29)%         (1.37)%       (1.51)%
      Portfolio turnover rate                                    212%            149%            168%            243%          184%

(1)  Amount represents less than $0.01 per share

BERGER NEW GENERATION FUND - INSTITUTIONAL SHARES
For a Share Outstanding Throughout the Period

                                                                                                   Period from
                                                             Years Ended September 30,      August 16, 1999(1)
                                                                2001          2000       to September 30, 1999
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $     37.67   $     25.79     $                 23.29
--------------------------------------------------------------------------------------------------------------

From Investment Operations
      Net Investment Loss                                      (0.01)        (0.00)(5)                   (0.00)(5)
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions        (26.61)        16.41                        2.50
--------------------------------------------------------------------------------------------------------------
Total from investment operations                              (26.62)        16.41                        2.50
--------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Distributions (from capital gains)                          --         (4.53)                         --
      Distributions (in excess of capital gains)               (5.23)           --                          --
--------------------------------------------------------------------------------------------------------------
Total dividends and distributions                              (5.23)        (4.53)                         --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $      5.82   $     37.67     $                 25.79
--------------------------------------------------------------------------------------------------------------
Total Return(3)                                               (79.28)%       65.68%                      10.73%
--------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)           $     1,553   $     7,897     $                   347
      Net expense ratio to average net assets(4)                1.14%         1.17%                       1.02%(2)

      Ratio of Net Investment Loss to Average Net Assets       (0.84)%       (0.95)%                     (0.85)%(2)
      Gross expense ratio to average net assets                 1.41%         1.57%                       1.02%(2)
      Portfolio turnover rate(3)                                 212%          149%                        168%

(1)  Commencement of investment operations for Institutional Shares.

(2)  Annualized.

(3)  Not annualized.

(4) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(5)  Amount represents less than $0.01 per share.

See notes to financial statements.

Berger Funds o September 30, 2001 Combined Annual Report

                                                            Financial Highlights

================================================================================

BERGER SELECT FUND
For a Share Outstanding Throughout the Period

                                                                                                                Period from
                                                                     Years Ended September 30,         December 31, 1997(1)
                                                               2001            2000            1999   to September 30, 1998
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $     25.25     $     19.17     $     13.26   $                 10.00
-----------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income                                   (0.00)(5)       (0.00)(5)        0.01                      0.07
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions       (14.14)          10.55            6.80                      3.19
-----------------------------------------------------------------------------------------------------------------------------
Total From Investment Operations                             (14.14)          10.55            6.81                      3.26
-----------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                     --           (0.02)          (0.05)                       --
      Dividends (in excess of net investment income)             --              --           (0.01)                       --
      Distributions (from capital gains)                         --           (4.45)          (0.84)                       --
      Distributions (in excess of capital gains)              (5.23)             --              --                        --
-----------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                             (5.23)          (4.47)          (0.90)                       --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $      5.88     $     25.25     $     19.17   $                 13.26
-----------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                              (65.47)%         55.73%          53.06%                    32.60%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)          $    25,344     $   122,331     $   101,352   $                41,571
      Expense ratio to average net assets                      1.44%           1.23%           1.29%                     1.48%(4)
      Ratio of net investment income (loss) to
         average net assets                                   (0.94)%         (0.81)%          0.27%                     1.13%(4)
      Portfolio turnover rate(2)                                123%            123%            696%                    1,486%(3)

(1)  Commencement of investment operations.

(2)  Not annualized.

(3) Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.

(4)  Annualized.

(5)  Amount represents less than $0.01 per share.

See notes to financial statements.

                        Berger Funds o September 30, 2001 Combined Annual Report

80

FINANCIAL
HIGHLIGHTS
================================================================================

BERGER INFORMATION TECHNOLOGY FUND - INVESTOR SHARES
For a Share Outstanding Throughout the Period

                                                                                                    Period from
                                                          Years Ended September 30,             July 2, 1999(1)
                                                            2001(2)        2000(2)     to September 30, 1999(2)
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $    17.59     $     8.21     $                  7.64
--------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income (loss)                            (0.13)(8)      (0.00)(5)                   (0.00)(5)
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions       (12.47)(8)       9.43                        0.57
--------------------------------------------------------------------------------------------------------------
Total from investment operations                             (12.60)          9.43                        0.57
--------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Distributions (from capital gains)                         --          (0.05)                         --
--------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                --          (0.05)                         --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $     4.99     $    17.59     $                  8.21
--------------------------------------------------------------------------------------------------------------
Total Return(6),(7)                                          (71.64)%       114.97%                       7.46%
--------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)           $   23,764     $   72,173     $                 4,811
      Net expense ratio to average net assets(3)               1.75%          1.63%                       1.83%(4)
      Ratio of net investment loss to average net assets      (1.32)%        (1.36)%                (1.58)%(4)
      Gross expense ratio to average net assets                1.75%          1.63%                       2.16%(4)
      Portfolio turnover rate(6)                                 80%            38%                         31%

(1)  Commencement of investment operations for Investor Shares.

(2) All per share data has been adjusted to reflect a 7-for-1 share split, effective October 17, 2000.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4)  Annualized.

(5)  Amount represents less than $0.01 per share.

(6)  Not annualized.

(7)  Applicable redemption fees are not included in Total Return calculation.

(8) Per share calculations for the period were based on average shares outstanding.

BERGER INFORMATION TECHNOLOGY FUND - INSTITUTIONAL SHARES
For a Share Outstanding Throughout the Period

                                                                                 Period from                       Period from
                                                                            March 1, 1999 to       Year Ended  April 8, 1997(1)
                                                    Years Ended September 30,   September 30,    February 28,  to February 28,
                                                      2001(2)         2000(2)         1999(2)          1999(2)         1998(2)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $     17.67     $      8.21     $      6.34      $      4.31     $      2.86
-----------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income (loss)                     (0.07)(8)       (0.00)(5)       (0.00)(5)        (0.04)          (0.01)
      Net realized and unrealized
         gains (losses) from investments
         and foreign currency transactions            (12.56)(8)        9.51            1.97             2.07            1.46
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      (12.63)           9.51            1.97             2.03            1.45
-----------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Distributions (from capital gains)                  --           (0.05)          (0.10)              --              --
-----------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                         --           (0.05)          (0.10)              --              --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $      5.04     $     17.67     $      8.21      $      6.34     $      4.31
-----------------------------------------------------------------------------------------------------------------------------
Total Return(6),(7)                                   (71.48)%        115.86%          31.30%           47.13%          50.75%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)   $    15,269     $    61,566     $    20,094      $    12,446     $     2,674
      Net expense ratio to average net assets(3)        1.15%           1.03%           1.49%(4)         1.50%           1.50%(4)
      Ratio of net investment loss to
        average net assets                             (0.72)%         (0.76)%         (1.22)%(4)       (1.19)%         (1.01)%(4)
      Gross expense ratio to average net assets         1.15%           1.03%           1.94%(4)         2.67%          12.17%(4)
      Portfolio turnover rate(6)                          80%             38%             31%              35%             33%

(1)  Commencement of investment operations for Institutional Shares.

(2) All per share data has been adjusted to reflect a 7-for-1 share split, effective October 17, 2000.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4)  Annualized.

(5)  Amount represents less than $0.01 per share.

(6)  Not annualized.

(7)  Applicable redemption fees are not included in Total Return calculation.

(8) Per share calculations for the period were based on average shares outstanding.

See notes to financial statements.

Berger Funds o September 30, 2001 Combined Annual Report

                                                            Financial Highlights

================================================================================

BERGER INTERNATIONAL FUND
For a Share Outstanding Throughout the Period

                                                                                                                        Period from
                                                                       Years Ended September 30,                November 7, 1996(1)
                                                            2001         2000(7)        1999          1998    to September 30, 1997
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $    13.69     $    12.51   $    10.06   $    11.46   $              10.00
-----------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income (loss)                          0.38          (0.00)(8)    (0.07)        0.50                   0.05
      Net realized and unrealized
          gains (losses) from investments
          and foreign  currency transactions
          allocated from Portfolio                         (4.05)          1.18         3.01        (1.46)                  1.41
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                           (3.67)          1.18         2.94        (0.96)                  1.46
-----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                  --             --        (0.47)       (0.06)                    --
      Distributions (from capital gains)                   (0.11)            --        (0.02)       (0.38)                    --
      Distributions (in excess of capital gains)           (0.77)            --           --           --                     --
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                          (0.88)            --        (0.49)       (0.44)                    --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $     9.14     $    13.69   $    12.51   $    10.06   $              11.46
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(3)                                           (28.43)%         9.43%       29.64%       (8.46)%                14.60%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)        $   26,773     $   38,425   $   23,014   $   16,515   $             18,673
      Net expense ratio to average net assets(4),(5)        1.45%          1.71%        1.76%        1.80%                  1.90%(2)
      Ratio of net income (loss) to average net assets      1.67%         (0.00)%      (0.01)%       2.20%                  0.61%(2)
      Gross expense ratio to average net assets(5)          1.45%          1.71%        1.77%        1.83%                  1.99%(2)
      Portfolio turnover rate(3),(6)                          41%            31%          16%          17%                    17%

(1)  Commencement of investment operations.

(2)  Annualized.

(3)  Not annualized.

(4) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Portfolio's Advisor.

(5) Reflects the Fund's expenses plus the Fund's pro rata share of the Portfolio's expenses.

(6) Represents the portfolio turnover rate of the Portfolio. All of the investable assets of the Fund are invested in the Portfolio.

(7) Per share calculations for the period were based on average shares outstanding.

(8)  Amount represents less than $0.01 per share.

See notes to financial statements.

                        Berger Funds o September 30, 2001 Combined Annual Report

82

FINANCIAL
HIGHLIGHTS
================================================================================

BERGER SMALL CAP VALUE FUND - INVESTOR SHARES
For a Share Outstanding Throughout the Period

                                                                                                                   Period from
                                                          Years Ended September 30,                       February 14, 1997(1)
                                                      2001          2000          1999          1998     to September 30, 1997
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $       24.78   $     20.94   $     17.58   $     22.28   $                 17.24
------------------------------------------------------------------------------------------------------------------------------
From investment operations
  Net investment income (loss)                        0.22          0.30         (0.02)         0.42                      0.03
  Net realized and unrealized gains
    (losses) from investments and
    foreign currency transactions                     1.41          3.97          4.26         (2.58)                     5.01
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      1.63          4.27          4.24         (2.16)                     5.04
------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
  Dividends (from net investment income)             (0.32)        (0.20)        (0.07)        (0.17)                       --
  Distributions (from capital gains)                 (1.60)        (0.23)        (0.81)        (2.37)                       --
------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                    (1.92)        (0.43)        (0.88)        (2.54)                       --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $       24.49   $     24.78   $     20.94   $     17.58   $                 22.28
------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                       6.65%        20.77%        24.69%       (10.98)%                   29.23%
------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
  Net assets, end of period (in thousands)   $   1,378,894   $   859,030   $   374,063   $   108,465   $                55,211
  Net expense ratio to average net assets(3)          1.08%         1.19%         1.37%         1.56%                     1.66%(4)
  Ratio of net investment income to
    average net assets                                0.99%         1.69%         1.36%         0.87%                     0.60%(4)
  Gross expense ratio to average net assets           1.14%         1.23%         1.37%         1.56%                     1.66%(4)
  Portfolio turnover rate(2)                            47%           72%           66%           69%                       81%

(1)  Commencement of investment operations for Investor Shares.

(2)  Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4)  Annualized.

BERGER SMALL CAP VALUE FUND - INSTITUTIONAL SHARES
For a Share Outstanding Throughout the Period

                                                                                                           Period from   Year Ended
                                                         Years Ended September 30,                     January 1, 1997  December 31,
                                              2001          2000          1999          1998     to September 30, 1997         1996
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period $       24.87   $     21.00   $     17.63   $     22.33   $               16.48    $    14.57
-----------------------------------------------------------------------------------------------------------------------------------
From investment operations
  Net investment income (loss)                0.28          0.33          0.04          0.45                    0.07          0.12
  Net realized and unrealized
    gains (losses) from investments
    and foreign currency transactions         1.42          4.01          4.28         (2.55)                   5.78          3.62
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations              1.70          4.34          4.32         (2.10)                   5.85          3.74
-----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
  Dividends (from net investment
    income)                                  (0.39)        (0.24)        (0.14)        (0.23)                     --         (0.11)
  Distributions (from
    capital gains)                           (1.60)        (0.23)        (0.81)        (2.37)                     --         (1.72)
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions            (1.99)        (0.47)        (0.95)        (2.60)                     --         (1.83)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $       24.58   $     24.87   $     21.00   $     17.63   $               22.33    $    16.48
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                               6.93%        21.09%        25.18%       (10.65)%                 33.50%        25.58%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
  Net assets, end of period (in
    thousands)                       $   1,185,004   $   862,318   $   414,347   $    92,787   $              58,450    $   36,041
  Expense ratio to average net assets         0.84%         0.88%         1.01%         1.19%                   1.34%(1)      1.48%
  Ratio of net investment income
     to average net assets                    1.26%         1.99%         1.69%         1.26%                   0.63%(1)      0.69%
  Portfolio turnover rate(2)                    47%           72%           66%           69%                     81%           69%

(1)  Annualized.

(2)  Not annualized.

See notes to financial statements.


Berger Funds o September 30, 2001 Combined Annual Report

                                                            Financial Highlights

================================================================================

BERGER MID CAP VALUE FUND
For a Share Outstanding Throughout the Period

                                                                                                      Period from
                                                           Years Ended September 30,           August 12, 1998(1)
                                                       2001          2000          1999     to September 30, 1998
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $     14.43   $     12.17   $      9.33   $                 10.00
-----------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income                            0.06          0.08          0.07                      0.03
      Net realized and unrealized
         gains (losses) from investments
         and foreign currency transactions             1.27          3.46          2.83                     (0.70)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                       1.33          3.54          2.90                     (0.67)
-----------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)          (0.10)        (0.04)        (0.06)                       --
      Distributions (from capital gains)              (1.36)        (1.24)           --                        --
-----------------------------------------------------------------------------------------------------------------
Total dividends and distributions                     (1.46)        (1.28)        (0.06)                       --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $     14.30   $     14.43   $     12.17   $                  9.33
-----------------------------------------------------------------------------------------------------------------
Total Return(2)                                        9.70%        31.11%        31.12%                    (6.70)%
-----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)  $   148,505   $    33,013   $    22,918   $                19,710
      Expense ratio to average net assets              1.22%         1.59%         1.62%                     1.68%(3)
      Ratio of net investment income to average
         net assets                                    0.78%         0.72%         0.54%                     2.30%(3)
      Portfolio turnover rate(2)                        116%          129%          154%                       25%

(1)  Commencement of investment operations.

(2)  Not annualized.

(3)  Annualized.

BERGER BALANCED FUND
For a Share Outstanding Throughout the Period

                                                                            Years Ended September 30,
                                                                  2001          2000          1999       1998(1)
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $     19.38   $     16.62   $     13.28   $     10.00
----------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income                                       0.27          0.28          0.23          0.22
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions           (4.89)         4.57          4.69          5.17
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (4.62)         4.85          4.92          5.39
----------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                     (0.26)        (0.27)        (0.23)        (0.21)
      Distributions (from capital gains)                         (0.96)        (1.82)        (1.35)        (1.90)
      Distributions (in excess of capital gains)                 (1.04)           --            --            --
----------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                (2.26)        (2.09)        (1.58)        (2.11)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $     12.50   $     19.38   $     16.62   $     13.28
----------------------------------------------------------------------------------------------------------------
Total Return                                                    (25.82)%       30.08%        39.41%        56.77%
----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)             $    90,013   $   176,798   $   122,766   $    30,721
      Net expense ratio to average net assets(2)                  1.19%         1.14%         1.23%         1.50%
      Ratio of net investment income to average net assets        1.66%         1.48%         1.63%         1.81%
      Gross expense ratio to average net assets                   1.19%         1.14%         1.23%         1.57%
      Portfolio turnover rate                                       65%           82%          227%          658%(3)

(1) The Fund had no financial highlights for the one day of operations during the period ended September 30, 1997.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(3) Portfolio turnover was greater than expected during this period due to higher than normal trading activity undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.

See notes to financial statements.

                        Berger Funds o September 30, 2001 Combined Annual Report

84

REPORT OF INDEPENDENT
ACCOUNTANTS
================================================================================

To the Boards of Directors/Trustees and Shareholders of Berger Growth Fund, Inc., Berger Large Cap Growth Fund, Inc., Berger Omni Investment Trust, Berger Investment Portfolio Trust and Berger Worldwide Funds Trust, and to the Board of Trustees and Investors of Berger Worldwide Portfolios Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights or ratios/supplementary data, as applicable, present fairly, in all material respects, the financial position of Berger Growth Fund, Inc., Berger Large Cap Growth Fund, Inc., Berger Small Cap Value Fund (the sole fund comprising Berger Omni Investment Trust), Berger Information Technology Fund, Berger New Generation Fund, Berger Select Fund, Berger Small Company Growth Fund, Berger Mid Cap Growth Fund, Berger Mid Cap Value Fund, Berger Balanced Fund and Berger Large Cap Value Fund (constituting Berger Investment Portfolio Trust), Berger International Fund (one of the funds constituting Berger Worldwide Funds Trust) and Berger International Portfolio (the sole portfolio comprising Berger Worldwide Portfolios Trust) (collectively the "Funds") at September 30, 2001, the results of each of their operations for the year or period then ended, the changes in each of their net assets for each of the periods indicated and the financial highlights or ratios/supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights or ratios/supplementary data (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of The Omni Investment Fund (now known as Berger Omni Investment Trust) and InformationTech 100 Fund (now known as Berger Information Technology
Fund) for the years ended December 31, 1996 and February 28, 1999, respectively, were audited by other independent accountants whose reports dated January 24, 1997 and March 26, 1999, respectively, expressed unqualified opinions on those financial statements.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Denver, Colorado
November 7, 2001




Berger Funds o September 30, 2001 Combined Annual Report

Notes to Financial Statements

OTHER MATTERS
(UNAUDITED)
================================================================================

For the fiscal year ended September 30, 2001, 11%, 20%, 23%, and 5% of the ordinary income distributions declared by BLCG, BSCV, BMCV and BBAL, respectively, qualified for the dividends received deduction available to corporate shareholders.

For federal income tax purposes, the Funds designated the following amounts as capital gains dividends for the year ended September 30, 2001:

Fund                                                                      Amount
--------------------------------------------------------------------------------
Growth                                                              $149,798,439
BLCG                                                                  55,400,662
BMCG                                                                   3,114,839
BSCG                                                                 201,936,101
BNG                                                                   89,107,413
BSEL                                                                   1,553,305
BIF                                                                    2,266,071
BSCV                                                                  31,081,533
BMCV                                                                   4,229,474
BBAL                                                                   4,478,463
--------------------------------------------------------------------------------



                        Berger Funds o September 30, 2001 Combined Annual Report

                       This page intentionally left blank.

[BERGER FUNDS LOGO]   Shareholders with questions should write to:        PRESORTED
                      Berger Funds, c/o Berger LLC                         STANDARD
210 UNIVERSITY BLVD   P.O. Box 5005, Denver, CO 80217                    U.S. POSTAGE
DENVER, CO 80206      or call 800.551.5849.                                  PAID
                      Visit our Web site at bergerfunds.com.             Chicago, IL
                                                                        Permit No. 941



                                                                           COMAR